UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap II

Fund - Class A, Class T,
Class B and Class C

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Notes to Shareholder	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

In December 2006, the Board of Trustees approved a new management contract for Fidelity® Advisor Mid Cap II Fund. It is expected that fund shareholders will be asked to vote on the new management contract at a shareholder meeting on or about June 20, 2007. If approved by shareholders, the new management contract will add a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's® MidCap 400 Index and will allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

The note above is not a solicitation of any proxy. More detailed information will be contained in the proxy statement, which is expected to be available after April 23, 2007.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	5.40%	20.06%
Class T (incl. 3.50% sales charge)	7.80%	21.01%
Class B (incl. contingent deferred sales charge)B	6.02%	21.19%
Class C (incl. contingent deferred sales charge)C	10.09%	22.18%

A From August 12, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap II - Class T on August 12, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity® Advisor Mid Cap II Fund

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 11.83%, 11.71%, 11.02% and 11.09%, respectively (excluding sales charges), beating the 10.32% return of the Standard & Poor's® MidCap 400 Index. I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods segment of industrials and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. A negligible exposure to clothing retailer Chico's FAS helped as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of India-based information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

During the year, the fund's Institutional Class shares returned 12.15%, beating the 10.32% return of the Standard & Poor's® MidCap 400 Index. I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods segment of industrials and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. A negligible exposure to clothing retailer Chico's FAS helped as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of India-based information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Class A
Actual	$ 1,000.00	$ 1,051.70	$ 6.31
HypotheticalA	$ 1,000.00	$ 1,019.06	$ 6.21
Class T
Actual	$ 1,000.00	$ 1,051.20	$ 7.03
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.92
Class B
Actual	$ 1,000.00	$ 1,048.30	$ 10.33
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,048.30	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,015.38	$ 9.91
Institutional Class
Actual	$ 1,000.00	$ 1,053.50	$ 4.92
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.36%
Class B	2.00%
Class C	1.95%
Institutional Class	.95%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AGCO Corp.	2.4	1.5
Thermo Fisher Scientific, Inc.	2.3	1.5
Juniper Networks, Inc.	2.3	0.0
GlobalSantaFe Corp.	2.0	1.0
Kinross Gold Corp.	1.9	1.3
CDW Corp.	1.8	0.9
Agnico-Eagle Mines Ltd.	1.7	0.8
Ameriprise Financial, Inc.	1.5	0.4
Verizon Communications, Inc.	1.5	0.0
AllianceBernstein Holding LP	1.5	0.8
	18.9
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.2	17.4
Industrials	14.2	12.7
Health Care	12.6	9.7
Information Technology	12.2	10.7
Materials	11.7	13.0
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 96.6%		Stocks 88.8%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 11.2%
* Foreign investments	28.1%	** Foreign investments	26.4%

Annual Report

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 1.1%
Autoliv, Inc.	13,630	$ 821,889
Fuel Systems Solutions, Inc. (a)	140,511	3,102,483
Gentex Corp.	537,400	8,361,944
LKQ Corp. (a)	86,999	2,000,107
Minth Group Ltd.	2,532,000	2,080,079
New Focus Auto Tech Holdings Ltd.	1,016,000	287,364
Showa Corp.	47,700	776,903
		17,430,769
Automobiles - 0.1%
Geely Automobile Holdings Ltd.	12,165,000	1,204,254
Hyundai Motor Co.	537	38,918
		1,243,172
Distributors - 0.0%
China Resources Enterprise Ltd.	74,000	212,630
Diversified Consumer Services - 0.4%
Apollo Group, Inc. Class A (a)	44,800	1,745,856
Hartford Education Corp. Ltd.	22,833	11,616
ITT Educational Services, Inc. (a)	72,013	4,779,503
Raffles Education Corp. Ltd.	548,000	632,658
		7,169,633
Hotels, Restaurants & Leisure - 1.8%
Accor SA	21,000	1,627,411
Buffalo Wild Wings, Inc. (a)	16,712	889,078
Carrols Restaurant Group, Inc.	53,737	761,991
Minor International PCL (For. Reg.)	1,343,900	451,126
Red Robin Gourmet Burgers, Inc. (a)	33,700	1,208,145
Ruby Tuesday, Inc.	123,300	3,383,352
Ruth's Chris Steak House, Inc. (a)	27,400	500,872
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	186,000	89,194
Sonic Corp. (a)	584,616	14,001,553
St. Marc Holdings Co. Ltd.	91,100	6,466,149
TAJ GVK Hotels & Resorts Ltd.	58,333	300,425
		29,679,296
Household Durables - 0.6%
Cyrela Brazil Realty SA	85,600	815,333
Daito Trust Construction Co.	26,100	1,197,026
Henry Boot PLC	15,300	322,133
Nihon Eslead Corp.	54,100	1,645,040
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sekisui House Ltd.	129,000	$ 1,877,841
The Stanley Works	93,600	4,707,144
		10,564,517
Internet & Catalog Retail - 0.3%
NutriSystem, Inc. (a)(d)	31,400	1,990,446
Priceline.com, Inc. (a)	78,500	3,423,385
		5,413,831
Leisure Equipment & Products - 0.9%
Giant Manufacturing Co. Ltd.	126,000	206,874
Jumbo SA	192,660	4,217,119
Marvel Entertainment, Inc. (a)	67,400	1,813,734
Oakley, Inc.	472,153	9,471,389
		15,709,116
Media - 1.9%
Clear Media Ltd. (a)	1,000	1,221
Dow Jones & Co., Inc.	70,460	2,677,480
E.W. Scripps Co. Class A	22,800	1,138,632
Focus Media Holding Ltd. ADR (a)	17,100	1,135,269
Getty Images, Inc. (a)	22,520	964,306
Harris Interactive, Inc. (a)	377,158	1,900,876
Interpublic Group of Companies, Inc.	93,300	1,141,992
Modern Times Group AB (MTG) (B Shares)	15,750	1,035,321
Omnicom Group, Inc.	207,326	21,673,860
Radio One, Inc. Class D (non-vtg.) (a)	102,936	693,789
Trader Classified Media NV Class A (NY Shares)	8,000	11,600
		32,374,346
Multiline Retail - 0.6%
Lifestyle International Holdings Ltd.	520,500	1,338,339
Lojas Renner SA	128,100	1,819,722
Nordstrom, Inc.	117,800	5,812,252
PT Mitra Adiperkasa Tbk	238,000	24,082
Ryohin Keikaku Co. Ltd.	10,600	811,138
Shopper's Stop Ltd.	40,500	623,176
		10,428,709
Specialty Retail - 1.6%
Build-A-Bear Workshop, Inc. (a)(d)	40,500	1,134,810
CarMax, Inc. (a)	27,600	1,480,188
DSG International PLC	1,288,281	4,831,857
DSW, Inc. Class A (a)	37,300	1,438,661
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gamestop Corp.:
Class A (a)	5,800	$ 319,638
Class B (a)	103,100	5,645,756
Inditex SA	76,000	4,094,680
Lewis Group Ltd.	149,800	1,258,311
Nafco Co. Ltd.	400	10,382
Ross Stores, Inc.	131,200	3,844,160
Sally Beauty Holdings, Inc. (a)	105,500	822,900
Yamada Denki Co. Ltd.	13,420	1,138,530
		26,019,873
Textiles, Apparel & Luxury Goods - 1.5%
Asics Corp.	1,196,300	15,012,786
Crocs, Inc.	44,336	1,915,315
Good Fellow Group Ltd. (a)	1,764,000	242,660
Heelys, Inc.	1,400	44,954
Iconix Brand Group, Inc. (a)	2,100	40,719
Phoenix Footwear Group, Inc. (a)	500	2,200
Ports Design Ltd.	600,500	1,312,433
Quiksilver, Inc. (a)	88,400	1,392,300
Ted Baker PLC	305,040	3,509,937
VF Corp.	2,400	196,992
Welspun India Ltd. (a)	7,963	15,523
Yue Yuen Industrial Holdings Ltd.	287,500	912,957
		24,598,776
TOTAL CONSUMER DISCRETIONARY		180,844,668
CONSUMER STAPLES - 5.8%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	7,600	273,448
Fomento Economico Mexicano SA de CV sponsored ADR	3,600	416,736
Grupo Modelo SA de CV Series C	25,400	141,042
Jones Soda Co. (a)	8,600	105,780
		937,006
Food & Staples Retailing - 1.0%
Daikokutenbussan Co. Ltd.	16,300	273,835
Heng Tai Consumables Group Ltd.	4,773,400	435,714
Metro AG	63,700	4,062,714
Performance Food Group Co. (a)	208,565	5,764,737
Plant Co. Ltd.	9,800	32,351
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	58,684	$ 2,028,119
Valor Co. Ltd.	136,800	1,810,977
Whole Foods Market, Inc.	50,744	2,381,416
		16,789,863
Food Products - 2.1%
Alico, Inc.	12,550	635,407
Britannia Industries Ltd.	6,665	165,337
Chiquita Brands International, Inc.	148,100	2,365,157
Corn Products International, Inc.	357,213	12,338,137
Diamond Foods, Inc.	17,725	336,952
Green Mountain Coffee Roasters, Inc. (a)	135	6,646
Groupe Danone	49,820	7,550,667
Groupe Danone sponsored ADR	13,500	440,100
H.J. Heinz Co.	38,800	1,746,388
IAWS Group PLC (Ireland)	700	17,928
Lindt & Spruengli AG	97	2,443,004
McCormick & Co., Inc. (non-vtg.)	104,700	4,037,232
PAN Fish ASA (a)	1,090,000	996,480
PT Indofood Sukses Makmur Tbk	3,303,500	495,881
Wimm-Bill-Dann Foods OJSC sponsored ADR	10,500	698,775
		34,274,091
Household Products - 0.1%
Church & Dwight Co., Inc.	46,600	1,987,490
Personal Products - 2.5%
Avon Products, Inc.	700,350	23,139,564
Concern Kalina OJSC sponsored ADR	7,900	414,579
Godrej Consumer Products Ltd.	70,356	239,623
Hengan International Group Co. Ltd.	6,763,000	16,763,385
Natura Cosmeticos SA	34,500	481,692
NBTY, Inc. (a)	12,600	523,782
Shiseido Co. Ltd. sponsored ADR	45,700	987,120
		42,549,745
TOTAL CONSUMER STAPLES		96,538,195
ENERGY - 14.2%
Energy Equipment & Services - 10.9%
Cameron International Corp. (a)	337,000	17,877,850
Core Laboratories NV (a)	288,600	23,376,600
Diamond Offshore Drilling, Inc.	36,600	2,925,804
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	155,500	$ 7,784,330
FMC Technologies, Inc. (a)	48,100	2,964,403
Global Industries Ltd. (a)	416,989	5,437,537
GlobalSantaFe Corp.	575,211	33,810,903
Newpark Resources, Inc. (a)	655,282	4,724,583
Noble Corp.	134,200	10,219,330
Oceaneering International, Inc. (a)	65,600	2,604,320
Parker Drilling Co. (a)	1,092,332	8,924,352
Pason Systems, Inc.	757,200	8,611,040
Pride International, Inc. (a)	297,800	8,936,978
Rowan Companies, Inc.	342,300	11,364,360
RPC, Inc.	130,501	2,202,857
Smith International, Inc.	315,760	12,968,263
Superior Energy Services, Inc. (a)	230,094	7,519,472
TODCO Class A (a)(d)	79,900	2,730,183
Transocean, Inc. (a)	28,800	2,329,632
W-H Energy Services, Inc. (a)	98,800	4,810,572
		182,123,369
Oil, Gas & Consumable Fuels - 3.3%
Cabot Oil & Gas Corp.	135,576	8,222,684
Cameco Corp.	30,900	1,250,840
Canadian Natural Resources Ltd.	25,100	1,337,877
Chesapeake Energy Corp.	57,300	1,664,565
CONSOL Energy, Inc.	172,013	5,526,778
Cosmo Oil Co. Ltd.	275,000	1,118,018
Frontier Oil Corp.	87,400	2,511,876
Hess Corp.	90,800	4,500,956
Houston Exploration Co. (a)	79,200	4,100,976
International Coal Group, Inc. (a)	360,729	1,965,973
Newfield Exploration Co. (a)	60,400	2,775,380
Nippon Oil Corp.	167,000	1,116,606
Noble Energy, Inc.	62,700	3,076,689
Peabody Energy Corp.	57,600	2,327,616
Penn Virginia Resource Partners LP	57,383	1,492,532
Southwestern Energy Co. (a)	73,100	2,562,155
Sunoco, Inc.	52,300	3,261,428
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	62,250	$ 4,094,183
Valero Energy Corp.	40,802	2,087,430
		54,994,562
TOTAL ENERGY		237,117,931
FINANCIALS - 11.1%
Capital Markets - 4.1%
Acta Holding ASA	82,500	436,651
AllianceBernstein Holding LP	303,300	24,385,320
Ameriprise Financial, Inc.	462,700	25,217,150
AWD Holding AG	34,800	1,471,094
Azimut Holdings Spa	202,700	2,715,918
Charlemagne Capital Ltd.	493,100	789,510
Franklin Resources, Inc.	1,800	198,306
JAFCO Co. Ltd.	52,700	2,602,906
Japan Asia Investment Co. Ltd.	33,000	197,362
Jefferies Group, Inc.	54,400	1,459,008
Korea Investment Holdings Co. Ltd.	64,550	3,213,619
Marusan Securities Co. Ltd. (d)	359,900	4,700,920
MPC Muenchmeyer Petersen Capital AG	13,200	1,164,274
W.P. Carey & Co. LLC	14,847	446,449
		68,998,487
Commercial Banks - 1.0%
Allahabad Bank	202,408	412,937
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	19,100	690,465
Bank of Baroda	269,937	1,606,833
Bank of Fukuoka Ltd.	180,400	1,315,306
Bank of India	305,793	1,437,640
Canara Bank	53,663	340,565
Commerce Bancorp, Inc., New Jersey	10,600	373,862
Corp. Bank Ltd.	45,140	355,062
Hiroshima Bank Ltd.	352,100	2,040,731
ICICI Bank Ltd. sponsored ADR	800	33,392
Industrial & Commercial Bank of China (Asia) Ltd.	157,000	302,765
Juroku Bank Ltd.	235,000	1,294,918
Oriental Bank of Commerce	40,643	213,382
Punjab National Bank	72,945	915,190
State Bank of India	18,499	626,790
Sumitomo Trust & Banking Co. Ltd.	272,600	2,857,663
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
UCO Bank (a)	379,897	$ 182,564
Uniao de Bancos Brasileiros SA (Unibanco) GDR	4,600	427,616
UTI Bank Ltd.	54,700	582,276
		16,009,957
Consumer Finance - 0.3%
Advanta Corp.:
Class A	868	34,555
Class B	35,059	1,529,624
CompuCredit Corp. (a)(d)	78,000	3,105,180
		4,669,359
Diversified Financial Services - 0.3%
Bank of America Corp.	59,500	3,176,705
Kotak Mahindra Bank Ltd.	138,961	1,259,359
PICO Holdings, Inc. (a)	2,600	90,402
		4,526,466
Insurance - 3.2%
Admiral Group PLC	95,900	2,064,196
AFLAC, Inc.	255,000	11,730,000
American International Group, Inc.	93,600	6,707,376
Assurant, Inc.	315,800	17,447,950
Everest Re Group Ltd.	11,800	1,157,698
Milano Assicurazioni Spa	232,200	1,892,949
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	514,500	2,847,566
Progressive Corp.	136,500	3,306,030
Protective Life Corp.	12,700	603,250
Reinsurance Group of America, Inc.	110,000	6,127,000
		53,884,015
Real Estate Investment Trusts - 0.5%
Charter Hall Group unit	233,700	416,931
Developers Diversified Realty Corp.	2,900	182,555
Equity Residential (SBI)	35,100	1,781,325
Inland Real Estate Corp.	25,300	473,616
Multiplex Group unit	1,270,400	4,001,386
Societe de la Tour Eiffel	1,100	198,228
Weingarten Realty Investors (SBI)	33,300	1,535,463
		8,589,504
Real Estate Management & Development - 1.7%
Aeon Mall Co. Ltd.	107,500	6,068,039
British Land Co. PLC	70,400	2,363,296
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
CapitaLand Ltd.	428,000	$ 1,730,816
Derwent Valley Holdings PLC	47,900	1,967,291
Fabege AB	6,200	166,192
Hopson Development Holdings Ltd.	832,000	2,353,213
Kerry Properties Ltd.	2,078,212	9,712,020
Land Securities Group PLC	28,200	1,283,019
NTT Urban Development Co.	90	173,877
Sankei Building Co. Ltd.	20,700	182,223
Shanghai Real Estate Ltd.	2,200,000	760,835
Shun Tak Holdings Ltd.	218,000	333,518
Songbird Estates PLC Class B	32,400	221,782
Ticon Industrial Connection PCL (For. Reg.)	486,800	254,042
		27,570,163
TOTAL FINANCIALS		184,247,951
HEALTH CARE - 12.6%
Biotechnology - 0.9%
Alnylam Pharmaceuticals, Inc. (a)(d)	27,268	583,535
Amylin Pharmaceuticals, Inc. (a)	30,400	1,096,528
BioCryst Pharmaceuticals, Inc. (a)(d)	76,020	878,791
Biogen Idec, Inc. (a)	105,614	5,195,153
Human Genome Sciences, Inc. (a)	438,494	5,454,865
Medarex, Inc. (a)	41,300	610,827
Sirna Therapeutics, Inc. (a)	24,155	314,257
		14,133,956
Health Care Equipment & Supplies - 1.5%
ArthroCare Corp. (a)	40,900	1,632,728
Beckman Coulter, Inc.	52,000	3,109,600
Becton, Dickinson & Co.	72,726	5,101,729
Biosite, Inc. (a)	3,800	185,630
C.R. Bard, Inc.	49,500	4,107,015
Edwards Lifesciences Corp. (a)	174,800	8,222,592
Endocare, Inc. (a)	7,500	13,275
Haemonetics Corp. (a)	13,000	585,260
Mindray Medical International Ltd. sponsored ADR	6,800	162,656
Palomar Medical Technologies, Inc. (a)	17,169	869,953
Thermogenesis Corp. (a)	203,134	875,508
Vital Signs, Inc.	11,662	582,167
		25,448,113
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 2.5%
Apollo Hospitals Enterprise Ltd.	22,015	$ 214,286
Brookdale Senior Living, Inc.	67,400	3,235,200
Express Scripts, Inc. (a)	78,580	5,626,328
Laboratory Corp. of America Holdings (a)	76,200	5,598,414
Lincare Holdings, Inc. (a)	202,679	8,074,731
Medial Saude SA	38,000	426,866
Nighthawk Radiology Holdings, Inc.	44,900	1,144,950
Omnicare, Inc.	180,500	6,972,715
Quest Diagnostics, Inc.	38,500	2,040,500
ResCare, Inc. (a)	253,336	4,598,048
Symbion, Inc. (a)	192,408	3,561,472
		41,493,510
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (a)	37,700	1,017,523
Eclipsys Corp. (a)	242	4,976
Emdeon Corp. (a)	571,674	7,083,041
IMS Health, Inc.	290,900	7,993,932
TriZetto Group, Inc. (a)	127,904	2,349,596
		18,449,068
Life Sciences Tools & Services - 5.1%
Albany Molecular Research, Inc. (a)	100	1,056
Applera Corp. - Celera Genomics Group (a)	11,500	160,885
Bio-Rad Laboratories, Inc. Class A (a)	1,900	156,788
Charles River Laboratories International, Inc. (a)	129,200	5,587,900
Covance, Inc. (a)	50,200	2,957,282
Harvard Bioscience, Inc. (a)	313,571	1,608,619
ICON PLC sponsored ADR	82,800	3,121,560
Invitrogen Corp. (a)	19,300	1,092,187
Millipore Corp. (a)	134,400	8,951,040
PRA International (a)	8,100	204,687
QIAGEN NV (a)	1,210,500	18,314,865
Thermo Fisher Scientific, Inc. (a)	844,600	38,251,934
Ventana Medical Systems, Inc. (a)	27,688	1,191,415
Waters Corp. (a)	59,700	2,923,509
		84,523,727
Pharmaceuticals - 1.5%
Allergan, Inc.	44,963	5,383,870
Endo Pharmaceuticals Holdings, Inc. (a)	377,452	10,410,126
Forest Laboratories, Inc. (a)	97,700	4,943,620
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
New River Pharmaceuticals, Inc. (a)	27,967	$ 1,530,075
Valeant Pharmaceuticals International	172,950	2,981,658
		25,249,349
TOTAL HEALTH CARE		209,297,723
INDUSTRIALS - 14.2%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	23,000	1,798,370
Ceradyne, Inc. (a)	35,000	1,977,500
Esterline Technologies Corp. (a)	107,406	4,320,943
		8,096,813
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	27,300	1,116,297
Expeditors International of Washington, Inc.	3,300	133,650
Panalpina Welttransport Holding AG	11,630	1,585,714
United Parcel Service, Inc. Class B	14,700	1,102,206
		3,937,867
Airlines - 0.5%
ACE Aviation Holdings, Inc. Class A (a)	201,000	6,514,400
TAM SA (PN) sponsored ADR (ltd. vtg.)	49,600	1,488,496
		8,002,896
Building Products - 0.0%
Ameron International Corp.	9,100	694,967
Commercial Services & Supplies - 1.2%
Bio-Treat Technology Ltd.	195,000	76,949
Equifax, Inc.	399,608	16,224,085
Intertek Group PLC	89,900	1,467,574
Korn/Ferry International (a)	60,000	1,377,600
Midas International Holdings Ltd.	2,051,000	83,060
Sinomem Technology Ltd.	608,000	396,569
Tele Atlas NV (a)	7,300	152,946
		19,778,783
Construction & Engineering - 0.5%
Comfort Systems USA, Inc.	4,300	54,352
Fluor Corp.	14,600	1,192,090
Gammon India Ltd.	18,044	171,646
Insituform Technologies, Inc. Class A (a)	700	18,102
IVRCL Infrastructures & Projects Ltd.	143,772	1,254,563
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	38,530	$ 3,141,736
Larsen & Toubro Ltd.	10,518	344,735
LG Engineering & Construction Co. Ltd.	5,820	520,045
Quanta Services, Inc. (a)	6,000	118,020
Shaw Group, Inc. (a)	51,219	1,715,837
Taihei Dengyo Kaisha Ltd.	59,000	406,384
		8,937,510
Electrical Equipment - 2.8%
ABB Ltd. India	2,249	189,680
Cooper Industries Ltd. Class A	121,479	10,985,346
Crompton Greaves Ltd.	300,464	1,422,121
Dongfang Electrical Machinery Co. Ltd. (H Shares)	356,000	951,982
Energy Conversion Devices, Inc. (a)	57,000	1,936,860
First Solar, Inc.	36,600	1,090,680
Kalpataru Power Transmission Ltd.	8,997	201,793
Neo-Neon Holdings Ltd.	1,562,000	1,492,056
Nexans SA	5,100	653,103
Rockwell Automation, Inc.	288,417	17,616,510
Roper Industries, Inc.	78,977	3,967,804
Shanghai Electric (Group) Corp. (H Shares)	5,478,000	2,302,953
SolarWorld AG (d)	55,300	3,475,136
		46,286,024
Industrial Conglomerates - 0.9%
Fu Sheng Industrial Co. Ltd.	145,000	141,952
General Electric Co.	264,600	9,845,766
Max India Ltd. (a)	32,771	635,140
McDermott International, Inc. (a)	24,300	1,235,898
NWS Holdings Ltd.	473,229	1,082,946
Siemens India Ltd.	6,748	173,813
Teleflex, Inc.	30,000	1,936,800
		15,052,315
Machinery - 6.6%
AGCO Corp. (a)	1,293,895	40,033,111
Badger Meter, Inc.	45,518	1,260,849
China Infrastructure Machinery Holdings Ltd. (a)	2,038,000	2,410,501
Crane Co.	52,516	1,924,186
Deere & Co.	234,500	22,293,915
Dover Corp.	39,759	1,948,986
Eicher Motors Ltd.	51,609	425,776
Harsco Corp.	218,400	16,620,240
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Joy Global, Inc.	79,481	$ 3,842,112
Krones AG	190	29,057
MAN AG	26,100	2,358,941
MMI Holdings Ltd.	3,000,000	2,054,594
Pentair, Inc.	257,600	8,088,640
Tata Motors Ltd.	115,274	2,353,299
Terex Corp. (a)	47,200	3,048,176
Trinity Industries, Inc.	29,900	1,052,480
Uzel Makina Sanayi AS (a)	92,000	193,684
Vossloh AG	4,600	347,007
		110,285,554
Road & Rail - 0.5%
Con-way, Inc.	79,000	3,479,160
CSX Corp.	113,300	3,900,919
		7,380,079
Trading Companies & Distributors - 0.4%
WESCO International, Inc. (a)	118,500	6,968,985
Transportation Infrastructure - 0.1%
Hopewell Holdings Ltd.	417,000	1,463,572
TOTAL INDUSTRIALS		236,885,365
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	215,004	3,124,008
Adtran, Inc.	230,800	5,239,160
C-COR, Inc. (a)	49,682	553,457
Cisco Systems, Inc. (a)	639,000	17,463,870
Juniper Networks, Inc. (a)	2,004,204	37,959,624
QUALCOMM, Inc.	18,700	706,673
Zyxel Communications Corp.	203,400	253,431
		65,300,223
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	100,351	8,513,779
Unisteel Technology Ltd.	449,500	747,627
Wacom Co. Ltd.	355	1,061,571
		10,322,977
Electronic Equipment & Instruments - 3.4%
CDW Corp.	429,194	30,180,922
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. (a)	108,900	$ 1,250,172
Itron, Inc. (a)	30,300	1,570,752
KEMET Corp. (a)	406,700	2,968,910
Mettler-Toledo International, Inc. (a)	233,400	18,403,590
National Instruments Corp.	100	2,724
Nippon Electric Glass Co. Ltd.	75,000	1,574,969
Sunpower Corp. Class A (a)(d)	22,900	851,193
		56,803,232
Internet Software & Services - 1.5%
24/7 Real Media, Inc. (a)	193,130	1,747,827
Equinix, Inc. (a)	23,400	1,769,508
Internap Network Services Corp. (a)(d)	488,657	9,709,615
NetRatings, Inc. (a)	9,000	157,590
NHN Corp.	4,511	553,446
RealNetworks, Inc. (a)	43,072	471,208
Rediff.com India Ltd. sponsored ADR (a)(d)	25,200	463,680
SAVVIS, Inc. (a)	29,500	1,053,445
Tencent Holdings Ltd.	318,000	1,132,458
WebEx Communications, Inc. (a)	167,028	5,827,607
WebSideStory, Inc. (a)	100,000	1,266,000
		24,152,384
IT Services - 0.6%
Cognizant Technology Solutions Corp. Class A (a)	15,500	1,195,980
Hewitt Associates, Inc. Class A (a)	161,695	4,163,646
Mastercard, Inc. Class A	16,700	1,644,783
MoneyGram International, Inc.	61,100	1,916,096
RightNow Technologies, Inc. (a)	28,600	492,492
TietoEnator Oyj	34,273	1,105,842
		10,518,839
Semiconductors & Semiconductor Equipment - 1.0%
Altera Corp. (a)	195,946	3,856,217
ASML Holding NV (NY Shares) (a)	226,900	5,588,547
Cree, Inc. (a)	4,700	81,404
Cymer, Inc. (a)	7,100	312,045
Genesis Microchip, Inc. (a)	2,200	22,308
Intersil Corp. Class A	46,100	1,102,712
MIPS Technologies, Inc. (a)	28,566	237,098
Renewable Energy Corp. AS	27,300	499,154
Saifun Semiconductors Ltd. (a)	700	13,020
Silicon Image, Inc. (a)	17,858	227,154
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Silicon On Insulator Technologies SA (SOITEC) (a)	14,200	$ 505,227
Teradyne, Inc. (a)	150,700	2,254,472
Zoran Corp. (a)	96,545	1,407,626
		16,106,984
Software - 1.2%
Autodesk, Inc. (a)	49,100	1,986,586
Blackbaud, Inc.	200,136	5,203,536
Cognos, Inc. (a)	10,200	433,092
F-Secure Oyj	172,213	511,550
Manhattan Associates, Inc. (a)	139,932	4,209,155
Quality Systems, Inc.	30,128	1,122,871
Quest Software, Inc. (a)	77,600	1,136,840
Salesforce.com, Inc. (a)	1,700	61,965
THQ, Inc. (a)	58,300	1,895,916
Ubisoft Entertainment SA (a)	98,200	3,314,988
		19,876,499
TOTAL INFORMATION TECHNOLOGY		203,081,138
MATERIALS - 11.7%
Chemicals - 3.1%
Airgas, Inc.	415,157	16,822,162
Albemarle Corp.	39,600	2,843,280
Asian Paints India Ltd.	86,173	1,438,658
Ecolab, Inc.	309,500	13,989,400
JSR Corp.	83,500	2,160,269
Kuraray Co. Ltd.	28,400	334,932
Lubrizol Corp.	80,300	4,025,439
Methanex Corp.	22,900	626,509
Sigma Aldrich Corp.	12,700	987,044
Syngenta AG sponsored ADR	15,600	579,384
The Mosaic Co.	34,800	743,328
Tokuyama Corp.	466,000	7,092,751
Valhi, Inc.	9,550	248,109
		51,891,265
Construction Materials - 0.0%
Shree Cement Ltd.	6,511	214,716
Containers & Packaging - 0.0%
Essel Propack Ltd.	201,674	360,467
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 8.0%
Agnico-Eagle Mines Ltd.	674,700	$ 27,827,035
AK Steel Holding Corp. (a)(d)	273,466	4,621,575
Aquarius Platinum Ltd. (Australia)	9,450	208,726
Barrick Gold Corp.	27,300	839,370
Compania de Minas Buenaventura SA sponsored ADR	88,400	2,480,504
Eldorado Gold Corp. (a)	1,715,300	9,282,627
Equinox Minerals Ltd. (a)	701,000	1,136,269
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	201,600	11,235,168
Harmony Gold Mining Co. Ltd. (a)	101,600	1,600,200
High River Gold Mines Ltd. (a)	874,000	1,611,578
IAMGOLD Corp.	273,200	2,418,031
Kinross Gold Corp. (a)	2,713,500	32,161,724
Lundin Mining Corp. (a)	91,420	3,371,407
Newmont Mining Corp.	322,300	14,551,845
Phelps Dodge Corp.	42,900	5,135,988
Royal Gold, Inc. (d)	184,026	6,621,255
Teck Cominco Ltd. Class B (sub. vtg.)	48,400	3,648,679
Zinifex Ltd.	268,900	3,988,547
		132,740,528
Paper & Forest Products - 0.6%
Lee & Man Paper Manufacturing Ltd.	2,378,000	5,839,297
Sino-Forest Corp. (a)	214,600	1,441,096
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	100,800	1,976,688
		9,257,081
TOTAL MATERIALS		194,464,057
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Level 3 Communications, Inc. (a)	1,873,288	10,490,413
Qwest Communications International, Inc. (a)	171,800	1,437,966
Verizon Communications, Inc.	665,896	24,797,967
		36,726,346
Wireless Telecommunication Services - 0.3%
America Movil SA de CV Series L sponsored ADR	20,900	945,098
MTN Group Ltd.	104,700	1,274,752
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
USA Mobility, Inc.	62,360	$ 1,394,993
Vivo Participacoes SA (PN) sponsored ADR	131,200	537,920
		4,152,763
TOTAL TELECOMMUNICATION SERVICES		40,879,109
UTILITIES - 1.5%
Gas Utilities - 0.6%
AGL Resources, Inc.	192,600	7,494,066
Xinao Gas Holdings Ltd.	2,858,000	3,233,406
		10,727,472
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	578,200	12,743,528
Black Hills Corp.	42,000	1,551,480
Malakoff BHD	91,700	262,520
		14,557,528
Multi-Utilities - 0.0%
Sechilienne-Sidec	9,600	529,643
TOTAL UTILITIES		25,814,643
TOTAL COMMON STOCKS (Cost $1,405,678,861)		1,609,170,780
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 5.37% (b)	51,341,045	51,341,045
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	20,871,535	20,871,535
TOTAL MONEY MARKET FUNDS (Cost $72,212,580)		72,212,580
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,477,891,441)		1,681,383,360
NET OTHER ASSETS - (0.9)%		(14,933,154)
NET ASSETS - 100%		$ 1,666,450,206
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,447,938
Fidelity Securities Lending Cash Central Fund	261,528
Total	$ 5,709,466
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.9%
Canada	6.2%
Cayman Islands	4.6%
Japan	4.2%
Netherlands	2.9%
United Kingdom	1.1%
Bermuda	1.1%
Hong Kong	1.0%
Others (individually less than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $20,233,856) - See accompanying schedule: Unaffiliated issuers (cost $1,405,678,861)	$ 1,609,170,780
Fidelity Central Funds (cost $72,212,580)	72,212,580
Total Investments (cost $1,477,891,441)		$ 1,681,383,360
Cash		211,499
Foreign currency held at value (cost $179,949)		180,318
Receivable for investments sold		9,614,239
Receivable for fund shares sold		4,626,535
Dividends receivable		1,081,199
Interest receivable		560,892
Prepaid expenses		6,494
Receivable from investment adviser for expense reductions		1,765
Other receivables		99,029
Total assets		1,697,765,330

Liabilities
Payable for investments purchased	$ 6,101,011
Payable for fund shares redeemed	2,175,828
Distributions payable	3,115
Accrued management fee	776,397
Distribution fees payable	600,995
Other affiliated payables	409,870
Other payables and accrued expenses	376,373
Collateral on securities loaned, at value	20,871,535
Total liabilities		31,315,124

Net Assets		$ 1,666,450,206
Net Assets consist of:
Paid in capital		$ 1,458,836,285
Undistributed net investment income		458,726
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,868,348
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		203,286,847
Net Assets		$ 1,666,450,206

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($443,522,937 ÷ 27,425,360 shares)	$ 16.17

Maximum offering price per share (100/94.25 of $16.17)	$ 17.16
Class T: Net Asset Value and redemption price per share ($606,382,630 ÷ 37,620,443 shares)	$ 16.12

Maximum offering price per share (100/96.50 of $16.12)	$ 16.70
Class B: Net Asset Value and offering price per share ($92,931,695 ÷ 5,828,108 shares)A	$ 15.95

Class C: Net Asset Value and offering price per share ($215,142,875 ÷ 13,480,632 shares)A	$ 15.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($308,470,069 ÷ 18,979,654 shares)	$ 16.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 10,508,114
Interest		1,319
Income from Fidelity Central Funds		5,709,466
Total income		16,218,899

Expenses
Management fee	$ 7,223,997
Transfer agent fees	3,612,079
Distribution fees	5,704,524
Accounting and security lending fees	436,077
Custodian fees and expenses	224,503
Independent trustees' compensation	4,449
Registration fees	307,046
Audit	78,470
Legal	29,002
Miscellaneous	5,893
Total expenses before reductions	17,626,040
Expense reductions	(290,052)	17,335,988
Net investment income (loss)		(1,117,089)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $207,528)	19,697,075
Foreign currency transactions	24,129
Total net realized gain (loss)		19,721,204
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $100,098)	106,330,469
Assets and liabilities in foreign currencies	6,433
Total change in net unrealized appreciation (depreciation)		106,336,902
Net gain (loss)		126,058,106
Net increase (decrease) in net assets resulting from operations		$ 124,941,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,117,089)	$ (707,079)
Net realized gain (loss)	19,721,204	3,477,904
Change in net unrealized appreciation (depreciation)	106,336,902	84,370,006
Net increase (decrease) in net assets resulting from operations	124,941,017	87,140,831
Distributions to shareholders from net realized gain	(14,224,036)	(2,541,513)
Share transactions - net increase (decrease)	746,678,318	589,804,166
Total increase (decrease) in net assets	857,395,299	674,403,484

Net Assets
Beginning of period	809,054,907	134,651,423
End of period (including undistributed net investment income of $458,726 and accumulated net investment loss of $571, respectively)	$ 1,666,450,206	$ 809,054,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 12.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.01 H	(.02)
Net realized and unrealized gain (loss)	1.72	2.14	2.54
Total from investment operations	1.73	2.15	2.52
Distributions from net realized gain	(.17)	(.06)	-
Net asset value, end of period	$ 16.17	$ 14.61	$ 12.52
Total Return B, C, D	11.83%	17.21%	25.20%
Ratios to Average Net Assets F, J
Expenses before reductions	1.22%	1.32%	1.79% A
Expenses net of fee waivers, if any	1.22%	1.25%	1.30% A
Expenses net of all reductions	1.20%	1.18%	1.26% A
Net investment income (loss)	.07%	.04% H	(.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 443,523	$ 189,864	$ 34,438
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

I For the period August 12, 2004 (commencement of operations) to December 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.58	$ 12.51	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02) H	(.03)
Net realized and unrealized gain (loss)	1.72	2.13	2.54
Total from investment operations	1.71	2.11	2.51
Distributions from net realized gain	(.17)	(.04)	-
Net asset value, end of period	$ 16.12	$ 14.58	$ 12.51
Total Return B, C, D	11.71%	16.87%	25.10%
Ratios to Average Net Assets F, J
Expenses before reductions	1.37%	1.46%	1.96% A
Expenses net of fee waivers, if any	1.37%	1.46%	1.55% A
Expenses net of all reductions	1.34%	1.39%	1.51% A
Net investment income (loss)	(.08)%	(.16)% H	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,383	$ 318,826	$ 60,107
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

I For the period August 12, 2004 (commencement of operations) to December 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.49	$ 12.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.09) H	(.06)
Net realized and unrealized gain (loss)	1.71	2.13	2.54
Total from investment operations	1.60	2.04	2.48
Distributions from net realized gain	(.14)	(.03)	-
Net asset value, end of period	$ 15.95	$ 14.49	$ 12.48
Total Return B, C, D	11.02%	16.34%	24.80%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01%	2.08%	2.61% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05% A
Expenses net of all reductions	1.98%	1.92%	2.01% A
Net investment income (loss)	(.71)%	(.70)% H	(1.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,932	$ 56,201	$ 15,527
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

I For the period August 12, 2004 (commencement of operations) to December 31,2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.49	$ 12.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09) H	(.06)
Net realized and unrealized gain (loss)	1.71	2.12	2.55
Total from investment operations	1.61	2.03	2.49
Distributions from net realized gain	(.14)	(.03)	-
Net asset value, end of period	$ 15.96	$ 14.49	$ 12.49
Total Return B, C, D	11.09%	16.25%	24.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.96%	2.05%	2.53% A
Expenses net of fee waivers, if any	1.96%	2.00%	2.05% A
Expenses net of all reductions	1.94%	1.93%	2.01% A
Net investment income (loss)	(.67)%	(.70)% H	(1.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,143	$ 107,286	$ 17,822
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

I For the period August 12, 2004 (commencement of operations) to December 31,2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.64	$ 12.54	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.04 G	(.01)
Net realized and unrealized gain (loss)	1.73	2.15	2.55
Total from investment operations	1.78	2.19	2.54
Distributions from net realized gain	(.17)	(.09)	-
Net asset value, end of period	$ 16.25	$ 14.64	$ 12.54
Total Return B, C	12.15%	17.43%	25.40%
Ratios to Average Net Assets E, I
Expenses before reductions	.96%	1.04%	1.38% A
Expenses net of fee waivers, if any	.96%	1.00%	1.05% A
Expenses net of all reductions	.94%	.93%	1.01% A
Net investment income (loss)	.33%	.29% G	(.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 308,470	$ 136,879	$ 6,757
Portfolio turnover rate F	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

H For the period August 12, 2004 (commencement of operations) to December 31,2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap II Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 230,822,731
Unrealized depreciation	(33,006,315)
Net unrealized appreciation (depreciation)	197,816,416
Undistributed long-term capital gain	8,626,939

Cost for federal income tax purposes	$ 1,483,566,944

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 1,457,048	$ 904,193
Long-term Capital Gains	12,766,988	1,637,320
Total	$ 14,224,036	$ 2,541,513

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,503,529,959 and $1,768,871,338, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract for the Fund. Shareholders will be asked to vote on the new contract on or about June 20, 2007. If approved by the shareholders, the new contract will add a performance adjustment component to the management fee based on the Fund's performance, calculated by reference to the investment performance of the Fund's Institutional Class relative to an appropriate benchmark index.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 827,606	$ 51,924
Class T	.25%	.25%	2,397,064	129,886
Class B	.75%	.25%	780,079	585,059
Class C	.75%	.25%	1,699,775	881,402
			$ 5,704,524	$ 1,648,271

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 782,735
Class T	157,588
Class B*	148,075
Class C*	43,150
$ 1,131,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,076,218.32
Class T	1,043,407.22
Class B	281,706.36
Class C	531,025.31
Institutional Class	679,723.31
	$ 3,612,079

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,786 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,873 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $261,528.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.00%	$ 8,665

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $255,659 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,929. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,416
Institutional Class	199
$ 1,615

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will

Annual Report

8. Other - continued

cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net realized gain
Class A	$ 3,800,960	$ 722,938
Class T	5,424,605	785,508
Class B	738,882	115,130
Class C	1,670,161	216,578
Institutional Class	2,589,428	701,359
Total	$ 14,224,036	$ 2,541,513

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005	2006	2005
Class A
Shares sold	18,587,542	11,209,186	$ 289,657,738	$ 148,925,410
Reinvestment of distributions	223,338	46,121	3,568,102	673,648
Shares redeemed	(4,384,797)	(1,006,186)	(68,328,760)	(13,491,876)
Net increase (decrease)	14,426,083	10,249,121	$ 224,897,080	$ 136,107,182
Class T
Shares sold	21,796,859	19,298,393	$ 339,053,741	$ 254,508,130
Reinvestment of distributions	331,034	52,186	5,268,337	761,896
Shares redeemed	(6,376,099)	(2,287,715)	(98,959,520)	(30,643,453)
Net increase (decrease)	15,751,794	17,062,864	$ 245,362,558	$ 224,626,573
Class B
Shares sold	2,954,129	3,212,130	$ 45,610,741	$ 41,956,200
Reinvestment of distributions	43,502	7,317	687,801	106,897
Shares redeemed	(1,049,101)	(583,722)	(16,096,166)	(7,653,056)
Net increase (decrease)	1,948,530	2,635,725	$ 30,202,376	$ 34,410,041
Class C
Shares sold	7,967,118	6,491,544	$ 122,997,971	$ 85,275,825
Reinvestment of distributions	91,550	12,876	1,449,027	188,163
Shares redeemed	(1,979,910)	(529,610)	(30,102,202)	(7,087,172)
Net increase (decrease)	6,078,758	5,974,810	$ 94,344,796	$ 78,376,816
Institutional Class
Shares sold	12,236,447	9,859,285	$ 192,546,124	$ 130,431,806
Reinvestment of distributions	147,912	44,117	2,374,140	650,145
Shares redeemed	(2,754,968)	(1,092,116)	(43,048,756)	(14,798,397)
Net increase (decrease)	9,629,391	8,811,286	$ 151,871,508	$ 116,283,554

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mid Cap II Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap II Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 12, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap II Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from August 12, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap II. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap II. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap II. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas J. Allen (46)

Year of Election or Appointment: 2004

Vice President of Advisor Mid-Cap II. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and portfolio manager. Mr. Allen also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Advisor Mid Cap II. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Mid Cap II. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap II. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap II. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap II. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	02/05/07	02/02/07	$-	$.09
Class T	02/05/07	02/02/07	$-	$.09
Class B	02/05/07	02/02/07	$-	$.09
Class C	02/05/07	02/02/07	$-	$.09

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $21,216,944, or, if subsequently determined to be different, the net capital gain of such year.

Class A and Class T designates 48% of the dividends distributed in February 2006 as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed in February 2006 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap II Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap II Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap II Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P MidCap 400 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Annual Report

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund compared to the rolling returns of the Index over the performance period commencing August 31, 2004 through October 31, 2006. The Board noted that over the rolling 26-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-year period ended December 31, 2005, and had stated that the relative investment performance of the fund was higher than the Index for the one year period, and the fund's one year cumulative return was higher than the Index.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 8.7 basis points. As a result, the fund's hypothetical management fee would have been 8.7 basis points ($1.0 million) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

Annual Report

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

AMP-UANN-0207
1.801439.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Mid Cap II

Fund - Institutional Class

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

In December 2006, the Board of Trustees approved a new management contract for Fidelity® Advisor Mid Cap II Fund. It is expected that fund shareholders will be asked to vote on the new management contract at a shareholder meeting on or about June 20, 2007. If approved by shareholders, the new management contract will add a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's® MidCap 400 Index and will allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

The note above is not a solicitation of any proxy. More detailed information will be contained in the proxy statement, which is expected to be available after April 23, 2007.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
Institutional Class	12.15%	23.40%

A From August 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap II - Institutional Class on August 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity® Advisor Mid Cap II Fund

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 11.83%, 11.71%, 11.02% and 11.09%, respectively (excluding sales charges), beating the 10.32% return of the Standard & Poor's® MidCap 400 Index. I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods segment of industrials and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. A negligible exposure to clothing retailer Chico's FAS helped as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of India-based information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

During the year, the fund's Institutional Class shares returned 12.15%, beating the 10.32% return of the Standard & Poor's® MidCap 400 Index. I built up a larger-than-normal cash position by the end of June but put much of this capital to work as market conditions improved. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods segment of industrials and the telecommunication services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo Fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. A negligible exposure to clothing retailer Chico's FAS helped as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered from various operational problems during the period. A trio of oil and gas drillers - Parker Drilling, Global Industries and Noble Corp. - further detracted from the fund's results. Additionally, underweighting the high-flying stock of India-based information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Class A
Actual	$ 1,000.00	$ 1,051.70	$ 6.31
HypotheticalA	$ 1,000.00	$ 1,019.06	$ 6.21
Class T
Actual	$ 1,000.00	$ 1,051.20	$ 7.03
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.92
Class B
Actual	$ 1,000.00	$ 1,048.30	$ 10.33
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,048.30	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,015.38	$ 9.91
Institutional Class
Actual	$ 1,000.00	$ 1,053.50	$ 4.92
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.36%
Class B	2.00%
Class C	1.95%
Institutional Class	.95%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AGCO Corp.	2.4	1.5
Thermo Fisher Scientific, Inc.	2.3	1.5
Juniper Networks, Inc.	2.3	0.0
GlobalSantaFe Corp.	2.0	1.0
Kinross Gold Corp.	1.9	1.3
CDW Corp.	1.8	0.9
Agnico-Eagle Mines Ltd.	1.7	0.8
Ameriprise Financial, Inc.	1.5	0.4
Verizon Communications, Inc.	1.5	0.0
AllianceBernstein Holding LP	1.5	0.8
	18.9
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.2	17.4
Industrials	14.2	12.7
Health Care	12.6	9.7
Information Technology	12.2	10.7
Materials	11.7	13.0
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 96.6%		Stocks 88.8%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 11.2%
* Foreign investments	28.1%	** Foreign investments	26.4%

Annual Report

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 1.1%
Autoliv, Inc.	13,630	$ 821,889
Fuel Systems Solutions, Inc. (a)	140,511	3,102,483
Gentex Corp.	537,400	8,361,944
LKQ Corp. (a)	86,999	2,000,107
Minth Group Ltd.	2,532,000	2,080,079
New Focus Auto Tech Holdings Ltd.	1,016,000	287,364
Showa Corp.	47,700	776,903
		17,430,769
Automobiles - 0.1%
Geely Automobile Holdings Ltd.	12,165,000	1,204,254
Hyundai Motor Co.	537	38,918
		1,243,172
Distributors - 0.0%
China Resources Enterprise Ltd.	74,000	212,630
Diversified Consumer Services - 0.4%
Apollo Group, Inc. Class A (a)	44,800	1,745,856
Hartford Education Corp. Ltd.	22,833	11,616
ITT Educational Services, Inc. (a)	72,013	4,779,503
Raffles Education Corp. Ltd.	548,000	632,658
		7,169,633
Hotels, Restaurants & Leisure - 1.8%
Accor SA	21,000	1,627,411
Buffalo Wild Wings, Inc. (a)	16,712	889,078
Carrols Restaurant Group, Inc.	53,737	761,991
Minor International PCL (For. Reg.)	1,343,900	451,126
Red Robin Gourmet Burgers, Inc. (a)	33,700	1,208,145
Ruby Tuesday, Inc.	123,300	3,383,352
Ruth's Chris Steak House, Inc. (a)	27,400	500,872
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	186,000	89,194
Sonic Corp. (a)	584,616	14,001,553
St. Marc Holdings Co. Ltd.	91,100	6,466,149
TAJ GVK Hotels & Resorts Ltd.	58,333	300,425
		29,679,296
Household Durables - 0.6%
Cyrela Brazil Realty SA	85,600	815,333
Daito Trust Construction Co.	26,100	1,197,026
Henry Boot PLC	15,300	322,133
Nihon Eslead Corp.	54,100	1,645,040
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sekisui House Ltd.	129,000	$ 1,877,841
The Stanley Works	93,600	4,707,144
		10,564,517
Internet & Catalog Retail - 0.3%
NutriSystem, Inc. (a)(d)	31,400	1,990,446
Priceline.com, Inc. (a)	78,500	3,423,385
		5,413,831
Leisure Equipment & Products - 0.9%
Giant Manufacturing Co. Ltd.	126,000	206,874
Jumbo SA	192,660	4,217,119
Marvel Entertainment, Inc. (a)	67,400	1,813,734
Oakley, Inc.	472,153	9,471,389
		15,709,116
Media - 1.9%
Clear Media Ltd. (a)	1,000	1,221
Dow Jones & Co., Inc.	70,460	2,677,480
E.W. Scripps Co. Class A	22,800	1,138,632
Focus Media Holding Ltd. ADR (a)	17,100	1,135,269
Getty Images, Inc. (a)	22,520	964,306
Harris Interactive, Inc. (a)	377,158	1,900,876
Interpublic Group of Companies, Inc.	93,300	1,141,992
Modern Times Group AB (MTG) (B Shares)	15,750	1,035,321
Omnicom Group, Inc.	207,326	21,673,860
Radio One, Inc. Class D (non-vtg.) (a)	102,936	693,789
Trader Classified Media NV Class A (NY Shares)	8,000	11,600
		32,374,346
Multiline Retail - 0.6%
Lifestyle International Holdings Ltd.	520,500	1,338,339
Lojas Renner SA	128,100	1,819,722
Nordstrom, Inc.	117,800	5,812,252
PT Mitra Adiperkasa Tbk	238,000	24,082
Ryohin Keikaku Co. Ltd.	10,600	811,138
Shopper's Stop Ltd.	40,500	623,176
		10,428,709
Specialty Retail - 1.6%
Build-A-Bear Workshop, Inc. (a)(d)	40,500	1,134,810
CarMax, Inc. (a)	27,600	1,480,188
DSG International PLC	1,288,281	4,831,857
DSW, Inc. Class A (a)	37,300	1,438,661
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gamestop Corp.:
Class A (a)	5,800	$ 319,638
Class B (a)	103,100	5,645,756
Inditex SA	76,000	4,094,680
Lewis Group Ltd.	149,800	1,258,311
Nafco Co. Ltd.	400	10,382
Ross Stores, Inc.	131,200	3,844,160
Sally Beauty Holdings, Inc. (a)	105,500	822,900
Yamada Denki Co. Ltd.	13,420	1,138,530
		26,019,873
Textiles, Apparel & Luxury Goods - 1.5%
Asics Corp.	1,196,300	15,012,786
Crocs, Inc.	44,336	1,915,315
Good Fellow Group Ltd. (a)	1,764,000	242,660
Heelys, Inc.	1,400	44,954
Iconix Brand Group, Inc. (a)	2,100	40,719
Phoenix Footwear Group, Inc. (a)	500	2,200
Ports Design Ltd.	600,500	1,312,433
Quiksilver, Inc. (a)	88,400	1,392,300
Ted Baker PLC	305,040	3,509,937
VF Corp.	2,400	196,992
Welspun India Ltd. (a)	7,963	15,523
Yue Yuen Industrial Holdings Ltd.	287,500	912,957
		24,598,776
TOTAL CONSUMER DISCRETIONARY		180,844,668
CONSUMER STAPLES - 5.8%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	7,600	273,448
Fomento Economico Mexicano SA de CV sponsored ADR	3,600	416,736
Grupo Modelo SA de CV Series C	25,400	141,042
Jones Soda Co. (a)	8,600	105,780
		937,006
Food & Staples Retailing - 1.0%
Daikokutenbussan Co. Ltd.	16,300	273,835
Heng Tai Consumables Group Ltd.	4,773,400	435,714
Metro AG	63,700	4,062,714
Performance Food Group Co. (a)	208,565	5,764,737
Plant Co. Ltd.	9,800	32,351
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	58,684	$ 2,028,119
Valor Co. Ltd.	136,800	1,810,977
Whole Foods Market, Inc.	50,744	2,381,416
		16,789,863
Food Products - 2.1%
Alico, Inc.	12,550	635,407
Britannia Industries Ltd.	6,665	165,337
Chiquita Brands International, Inc.	148,100	2,365,157
Corn Products International, Inc.	357,213	12,338,137
Diamond Foods, Inc.	17,725	336,952
Green Mountain Coffee Roasters, Inc. (a)	135	6,646
Groupe Danone	49,820	7,550,667
Groupe Danone sponsored ADR	13,500	440,100
H.J. Heinz Co.	38,800	1,746,388
IAWS Group PLC (Ireland)	700	17,928
Lindt & Spruengli AG	97	2,443,004
McCormick & Co., Inc. (non-vtg.)	104,700	4,037,232
PAN Fish ASA (a)	1,090,000	996,480
PT Indofood Sukses Makmur Tbk	3,303,500	495,881
Wimm-Bill-Dann Foods OJSC sponsored ADR	10,500	698,775
		34,274,091
Household Products - 0.1%
Church & Dwight Co., Inc.	46,600	1,987,490
Personal Products - 2.5%
Avon Products, Inc.	700,350	23,139,564
Concern Kalina OJSC sponsored ADR	7,900	414,579
Godrej Consumer Products Ltd.	70,356	239,623
Hengan International Group Co. Ltd.	6,763,000	16,763,385
Natura Cosmeticos SA	34,500	481,692
NBTY, Inc. (a)	12,600	523,782
Shiseido Co. Ltd. sponsored ADR	45,700	987,120
		42,549,745
TOTAL CONSUMER STAPLES		96,538,195
ENERGY - 14.2%
Energy Equipment & Services - 10.9%
Cameron International Corp. (a)	337,000	17,877,850
Core Laboratories NV (a)	288,600	23,376,600
Diamond Offshore Drilling, Inc.	36,600	2,925,804
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	155,500	$ 7,784,330
FMC Technologies, Inc. (a)	48,100	2,964,403
Global Industries Ltd. (a)	416,989	5,437,537
GlobalSantaFe Corp.	575,211	33,810,903
Newpark Resources, Inc. (a)	655,282	4,724,583
Noble Corp.	134,200	10,219,330
Oceaneering International, Inc. (a)	65,600	2,604,320
Parker Drilling Co. (a)	1,092,332	8,924,352
Pason Systems, Inc.	757,200	8,611,040
Pride International, Inc. (a)	297,800	8,936,978
Rowan Companies, Inc.	342,300	11,364,360
RPC, Inc.	130,501	2,202,857
Smith International, Inc.	315,760	12,968,263
Superior Energy Services, Inc. (a)	230,094	7,519,472
TODCO Class A (a)(d)	79,900	2,730,183
Transocean, Inc. (a)	28,800	2,329,632
W-H Energy Services, Inc. (a)	98,800	4,810,572
		182,123,369
Oil, Gas & Consumable Fuels - 3.3%
Cabot Oil & Gas Corp.	135,576	8,222,684
Cameco Corp.	30,900	1,250,840
Canadian Natural Resources Ltd.	25,100	1,337,877
Chesapeake Energy Corp.	57,300	1,664,565
CONSOL Energy, Inc.	172,013	5,526,778
Cosmo Oil Co. Ltd.	275,000	1,118,018
Frontier Oil Corp.	87,400	2,511,876
Hess Corp.	90,800	4,500,956
Houston Exploration Co. (a)	79,200	4,100,976
International Coal Group, Inc. (a)	360,729	1,965,973
Newfield Exploration Co. (a)	60,400	2,775,380
Nippon Oil Corp.	167,000	1,116,606
Noble Energy, Inc.	62,700	3,076,689
Peabody Energy Corp.	57,600	2,327,616
Penn Virginia Resource Partners LP	57,383	1,492,532
Southwestern Energy Co. (a)	73,100	2,562,155
Sunoco, Inc.	52,300	3,261,428
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	62,250	$ 4,094,183
Valero Energy Corp.	40,802	2,087,430
		54,994,562
TOTAL ENERGY		237,117,931
FINANCIALS - 11.1%
Capital Markets - 4.1%
Acta Holding ASA	82,500	436,651
AllianceBernstein Holding LP	303,300	24,385,320
Ameriprise Financial, Inc.	462,700	25,217,150
AWD Holding AG	34,800	1,471,094
Azimut Holdings Spa	202,700	2,715,918
Charlemagne Capital Ltd.	493,100	789,510
Franklin Resources, Inc.	1,800	198,306
JAFCO Co. Ltd.	52,700	2,602,906
Japan Asia Investment Co. Ltd.	33,000	197,362
Jefferies Group, Inc.	54,400	1,459,008
Korea Investment Holdings Co. Ltd.	64,550	3,213,619
Marusan Securities Co. Ltd. (d)	359,900	4,700,920
MPC Muenchmeyer Petersen Capital AG	13,200	1,164,274
W.P. Carey & Co. LLC	14,847	446,449
		68,998,487
Commercial Banks - 1.0%
Allahabad Bank	202,408	412,937
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	19,100	690,465
Bank of Baroda	269,937	1,606,833
Bank of Fukuoka Ltd.	180,400	1,315,306
Bank of India	305,793	1,437,640
Canara Bank	53,663	340,565
Commerce Bancorp, Inc., New Jersey	10,600	373,862
Corp. Bank Ltd.	45,140	355,062
Hiroshima Bank Ltd.	352,100	2,040,731
ICICI Bank Ltd. sponsored ADR	800	33,392
Industrial & Commercial Bank of China (Asia) Ltd.	157,000	302,765
Juroku Bank Ltd.	235,000	1,294,918
Oriental Bank of Commerce	40,643	213,382
Punjab National Bank	72,945	915,190
State Bank of India	18,499	626,790
Sumitomo Trust & Banking Co. Ltd.	272,600	2,857,663
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
UCO Bank (a)	379,897	$ 182,564
Uniao de Bancos Brasileiros SA (Unibanco) GDR	4,600	427,616
UTI Bank Ltd.	54,700	582,276
		16,009,957
Consumer Finance - 0.3%
Advanta Corp.:
Class A	868	34,555
Class B	35,059	1,529,624
CompuCredit Corp. (a)(d)	78,000	3,105,180
		4,669,359
Diversified Financial Services - 0.3%
Bank of America Corp.	59,500	3,176,705
Kotak Mahindra Bank Ltd.	138,961	1,259,359
PICO Holdings, Inc. (a)	2,600	90,402
		4,526,466
Insurance - 3.2%
Admiral Group PLC	95,900	2,064,196
AFLAC, Inc.	255,000	11,730,000
American International Group, Inc.	93,600	6,707,376
Assurant, Inc.	315,800	17,447,950
Everest Re Group Ltd.	11,800	1,157,698
Milano Assicurazioni Spa	232,200	1,892,949
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	514,500	2,847,566
Progressive Corp.	136,500	3,306,030
Protective Life Corp.	12,700	603,250
Reinsurance Group of America, Inc.	110,000	6,127,000
		53,884,015
Real Estate Investment Trusts - 0.5%
Charter Hall Group unit	233,700	416,931
Developers Diversified Realty Corp.	2,900	182,555
Equity Residential (SBI)	35,100	1,781,325
Inland Real Estate Corp.	25,300	473,616
Multiplex Group unit	1,270,400	4,001,386
Societe de la Tour Eiffel	1,100	198,228
Weingarten Realty Investors (SBI)	33,300	1,535,463
		8,589,504
Real Estate Management & Development - 1.7%
Aeon Mall Co. Ltd.	107,500	6,068,039
British Land Co. PLC	70,400	2,363,296
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
CapitaLand Ltd.	428,000	$ 1,730,816
Derwent Valley Holdings PLC	47,900	1,967,291
Fabege AB	6,200	166,192
Hopson Development Holdings Ltd.	832,000	2,353,213
Kerry Properties Ltd.	2,078,212	9,712,020
Land Securities Group PLC	28,200	1,283,019
NTT Urban Development Co.	90	173,877
Sankei Building Co. Ltd.	20,700	182,223
Shanghai Real Estate Ltd.	2,200,000	760,835
Shun Tak Holdings Ltd.	218,000	333,518
Songbird Estates PLC Class B	32,400	221,782
Ticon Industrial Connection PCL (For. Reg.)	486,800	254,042
		27,570,163
TOTAL FINANCIALS		184,247,951
HEALTH CARE - 12.6%
Biotechnology - 0.9%
Alnylam Pharmaceuticals, Inc. (a)(d)	27,268	583,535
Amylin Pharmaceuticals, Inc. (a)	30,400	1,096,528
BioCryst Pharmaceuticals, Inc. (a)(d)	76,020	878,791
Biogen Idec, Inc. (a)	105,614	5,195,153
Human Genome Sciences, Inc. (a)	438,494	5,454,865
Medarex, Inc. (a)	41,300	610,827
Sirna Therapeutics, Inc. (a)	24,155	314,257
		14,133,956
Health Care Equipment & Supplies - 1.5%
ArthroCare Corp. (a)	40,900	1,632,728
Beckman Coulter, Inc.	52,000	3,109,600
Becton, Dickinson & Co.	72,726	5,101,729
Biosite, Inc. (a)	3,800	185,630
C.R. Bard, Inc.	49,500	4,107,015
Edwards Lifesciences Corp. (a)	174,800	8,222,592
Endocare, Inc. (a)	7,500	13,275
Haemonetics Corp. (a)	13,000	585,260
Mindray Medical International Ltd. sponsored ADR	6,800	162,656
Palomar Medical Technologies, Inc. (a)	17,169	869,953
Thermogenesis Corp. (a)	203,134	875,508
Vital Signs, Inc.	11,662	582,167
		25,448,113
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 2.5%
Apollo Hospitals Enterprise Ltd.	22,015	$ 214,286
Brookdale Senior Living, Inc.	67,400	3,235,200
Express Scripts, Inc. (a)	78,580	5,626,328
Laboratory Corp. of America Holdings (a)	76,200	5,598,414
Lincare Holdings, Inc. (a)	202,679	8,074,731
Medial Saude SA	38,000	426,866
Nighthawk Radiology Holdings, Inc.	44,900	1,144,950
Omnicare, Inc.	180,500	6,972,715
Quest Diagnostics, Inc.	38,500	2,040,500
ResCare, Inc. (a)	253,336	4,598,048
Symbion, Inc. (a)	192,408	3,561,472
		41,493,510
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (a)	37,700	1,017,523
Eclipsys Corp. (a)	242	4,976
Emdeon Corp. (a)	571,674	7,083,041
IMS Health, Inc.	290,900	7,993,932
TriZetto Group, Inc. (a)	127,904	2,349,596
		18,449,068
Life Sciences Tools & Services - 5.1%
Albany Molecular Research, Inc. (a)	100	1,056
Applera Corp. - Celera Genomics Group (a)	11,500	160,885
Bio-Rad Laboratories, Inc. Class A (a)	1,900	156,788
Charles River Laboratories International, Inc. (a)	129,200	5,587,900
Covance, Inc. (a)	50,200	2,957,282
Harvard Bioscience, Inc. (a)	313,571	1,608,619
ICON PLC sponsored ADR	82,800	3,121,560
Invitrogen Corp. (a)	19,300	1,092,187
Millipore Corp. (a)	134,400	8,951,040
PRA International (a)	8,100	204,687
QIAGEN NV (a)	1,210,500	18,314,865
Thermo Fisher Scientific, Inc. (a)	844,600	38,251,934
Ventana Medical Systems, Inc. (a)	27,688	1,191,415
Waters Corp. (a)	59,700	2,923,509
		84,523,727
Pharmaceuticals - 1.5%
Allergan, Inc.	44,963	5,383,870
Endo Pharmaceuticals Holdings, Inc. (a)	377,452	10,410,126
Forest Laboratories, Inc. (a)	97,700	4,943,620
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
New River Pharmaceuticals, Inc. (a)	27,967	$ 1,530,075
Valeant Pharmaceuticals International	172,950	2,981,658
		25,249,349
TOTAL HEALTH CARE		209,297,723
INDUSTRIALS - 14.2%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	23,000	1,798,370
Ceradyne, Inc. (a)	35,000	1,977,500
Esterline Technologies Corp. (a)	107,406	4,320,943
		8,096,813
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	27,300	1,116,297
Expeditors International of Washington, Inc.	3,300	133,650
Panalpina Welttransport Holding AG	11,630	1,585,714
United Parcel Service, Inc. Class B	14,700	1,102,206
		3,937,867
Airlines - 0.5%
ACE Aviation Holdings, Inc. Class A (a)	201,000	6,514,400
TAM SA (PN) sponsored ADR (ltd. vtg.)	49,600	1,488,496
		8,002,896
Building Products - 0.0%
Ameron International Corp.	9,100	694,967
Commercial Services & Supplies - 1.2%
Bio-Treat Technology Ltd.	195,000	76,949
Equifax, Inc.	399,608	16,224,085
Intertek Group PLC	89,900	1,467,574
Korn/Ferry International (a)	60,000	1,377,600
Midas International Holdings Ltd.	2,051,000	83,060
Sinomem Technology Ltd.	608,000	396,569
Tele Atlas NV (a)	7,300	152,946
		19,778,783
Construction & Engineering - 0.5%
Comfort Systems USA, Inc.	4,300	54,352
Fluor Corp.	14,600	1,192,090
Gammon India Ltd.	18,044	171,646
Insituform Technologies, Inc. Class A (a)	700	18,102
IVRCL Infrastructures & Projects Ltd.	143,772	1,254,563
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	38,530	$ 3,141,736
Larsen & Toubro Ltd.	10,518	344,735
LG Engineering & Construction Co. Ltd.	5,820	520,045
Quanta Services, Inc. (a)	6,000	118,020
Shaw Group, Inc. (a)	51,219	1,715,837
Taihei Dengyo Kaisha Ltd.	59,000	406,384
		8,937,510
Electrical Equipment - 2.8%
ABB Ltd. India	2,249	189,680
Cooper Industries Ltd. Class A	121,479	10,985,346
Crompton Greaves Ltd.	300,464	1,422,121
Dongfang Electrical Machinery Co. Ltd. (H Shares)	356,000	951,982
Energy Conversion Devices, Inc. (a)	57,000	1,936,860
First Solar, Inc.	36,600	1,090,680
Kalpataru Power Transmission Ltd.	8,997	201,793
Neo-Neon Holdings Ltd.	1,562,000	1,492,056
Nexans SA	5,100	653,103
Rockwell Automation, Inc.	288,417	17,616,510
Roper Industries, Inc.	78,977	3,967,804
Shanghai Electric (Group) Corp. (H Shares)	5,478,000	2,302,953
SolarWorld AG (d)	55,300	3,475,136
		46,286,024
Industrial Conglomerates - 0.9%
Fu Sheng Industrial Co. Ltd.	145,000	141,952
General Electric Co.	264,600	9,845,766
Max India Ltd. (a)	32,771	635,140
McDermott International, Inc. (a)	24,300	1,235,898
NWS Holdings Ltd.	473,229	1,082,946
Siemens India Ltd.	6,748	173,813
Teleflex, Inc.	30,000	1,936,800
		15,052,315
Machinery - 6.6%
AGCO Corp. (a)	1,293,895	40,033,111
Badger Meter, Inc.	45,518	1,260,849
China Infrastructure Machinery Holdings Ltd. (a)	2,038,000	2,410,501
Crane Co.	52,516	1,924,186
Deere & Co.	234,500	22,293,915
Dover Corp.	39,759	1,948,986
Eicher Motors Ltd.	51,609	425,776
Harsco Corp.	218,400	16,620,240
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Joy Global, Inc.	79,481	$ 3,842,112
Krones AG	190	29,057
MAN AG	26,100	2,358,941
MMI Holdings Ltd.	3,000,000	2,054,594
Pentair, Inc.	257,600	8,088,640
Tata Motors Ltd.	115,274	2,353,299
Terex Corp. (a)	47,200	3,048,176
Trinity Industries, Inc.	29,900	1,052,480
Uzel Makina Sanayi AS (a)	92,000	193,684
Vossloh AG	4,600	347,007
		110,285,554
Road & Rail - 0.5%
Con-way, Inc.	79,000	3,479,160
CSX Corp.	113,300	3,900,919
		7,380,079
Trading Companies & Distributors - 0.4%
WESCO International, Inc. (a)	118,500	6,968,985
Transportation Infrastructure - 0.1%
Hopewell Holdings Ltd.	417,000	1,463,572
TOTAL INDUSTRIALS		236,885,365
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	215,004	3,124,008
Adtran, Inc.	230,800	5,239,160
C-COR, Inc. (a)	49,682	553,457
Cisco Systems, Inc. (a)	639,000	17,463,870
Juniper Networks, Inc. (a)	2,004,204	37,959,624
QUALCOMM, Inc.	18,700	706,673
Zyxel Communications Corp.	203,400	253,431
		65,300,223
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	100,351	8,513,779
Unisteel Technology Ltd.	449,500	747,627
Wacom Co. Ltd.	355	1,061,571
		10,322,977
Electronic Equipment & Instruments - 3.4%
CDW Corp.	429,194	30,180,922
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. (a)	108,900	$ 1,250,172
Itron, Inc. (a)	30,300	1,570,752
KEMET Corp. (a)	406,700	2,968,910
Mettler-Toledo International, Inc. (a)	233,400	18,403,590
National Instruments Corp.	100	2,724
Nippon Electric Glass Co. Ltd.	75,000	1,574,969
Sunpower Corp. Class A (a)(d)	22,900	851,193
		56,803,232
Internet Software & Services - 1.5%
24/7 Real Media, Inc. (a)	193,130	1,747,827
Equinix, Inc. (a)	23,400	1,769,508
Internap Network Services Corp. (a)(d)	488,657	9,709,615
NetRatings, Inc. (a)	9,000	157,590
NHN Corp.	4,511	553,446
RealNetworks, Inc. (a)	43,072	471,208
Rediff.com India Ltd. sponsored ADR (a)(d)	25,200	463,680
SAVVIS, Inc. (a)	29,500	1,053,445
Tencent Holdings Ltd.	318,000	1,132,458
WebEx Communications, Inc. (a)	167,028	5,827,607
WebSideStory, Inc. (a)	100,000	1,266,000
		24,152,384
IT Services - 0.6%
Cognizant Technology Solutions Corp. Class A (a)	15,500	1,195,980
Hewitt Associates, Inc. Class A (a)	161,695	4,163,646
Mastercard, Inc. Class A	16,700	1,644,783
MoneyGram International, Inc.	61,100	1,916,096
RightNow Technologies, Inc. (a)	28,600	492,492
TietoEnator Oyj	34,273	1,105,842
		10,518,839
Semiconductors & Semiconductor Equipment - 1.0%
Altera Corp. (a)	195,946	3,856,217
ASML Holding NV (NY Shares) (a)	226,900	5,588,547
Cree, Inc. (a)	4,700	81,404
Cymer, Inc. (a)	7,100	312,045
Genesis Microchip, Inc. (a)	2,200	22,308
Intersil Corp. Class A	46,100	1,102,712
MIPS Technologies, Inc. (a)	28,566	237,098
Renewable Energy Corp. AS	27,300	499,154
Saifun Semiconductors Ltd. (a)	700	13,020
Silicon Image, Inc. (a)	17,858	227,154
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Silicon On Insulator Technologies SA (SOITEC) (a)	14,200	$ 505,227
Teradyne, Inc. (a)	150,700	2,254,472
Zoran Corp. (a)	96,545	1,407,626
		16,106,984
Software - 1.2%
Autodesk, Inc. (a)	49,100	1,986,586
Blackbaud, Inc.	200,136	5,203,536
Cognos, Inc. (a)	10,200	433,092
F-Secure Oyj	172,213	511,550
Manhattan Associates, Inc. (a)	139,932	4,209,155
Quality Systems, Inc.	30,128	1,122,871
Quest Software, Inc. (a)	77,600	1,136,840
Salesforce.com, Inc. (a)	1,700	61,965
THQ, Inc. (a)	58,300	1,895,916
Ubisoft Entertainment SA (a)	98,200	3,314,988
		19,876,499
TOTAL INFORMATION TECHNOLOGY		203,081,138
MATERIALS - 11.7%
Chemicals - 3.1%
Airgas, Inc.	415,157	16,822,162
Albemarle Corp.	39,600	2,843,280
Asian Paints India Ltd.	86,173	1,438,658
Ecolab, Inc.	309,500	13,989,400
JSR Corp.	83,500	2,160,269
Kuraray Co. Ltd.	28,400	334,932
Lubrizol Corp.	80,300	4,025,439
Methanex Corp.	22,900	626,509
Sigma Aldrich Corp.	12,700	987,044
Syngenta AG sponsored ADR	15,600	579,384
The Mosaic Co.	34,800	743,328
Tokuyama Corp.	466,000	7,092,751
Valhi, Inc.	9,550	248,109
		51,891,265
Construction Materials - 0.0%
Shree Cement Ltd.	6,511	214,716
Containers & Packaging - 0.0%
Essel Propack Ltd.	201,674	360,467
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 8.0%
Agnico-Eagle Mines Ltd.	674,700	$ 27,827,035
AK Steel Holding Corp. (a)(d)	273,466	4,621,575
Aquarius Platinum Ltd. (Australia)	9,450	208,726
Barrick Gold Corp.	27,300	839,370
Compania de Minas Buenaventura SA sponsored ADR	88,400	2,480,504
Eldorado Gold Corp. (a)	1,715,300	9,282,627
Equinox Minerals Ltd. (a)	701,000	1,136,269
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	201,600	11,235,168
Harmony Gold Mining Co. Ltd. (a)	101,600	1,600,200
High River Gold Mines Ltd. (a)	874,000	1,611,578
IAMGOLD Corp.	273,200	2,418,031
Kinross Gold Corp. (a)	2,713,500	32,161,724
Lundin Mining Corp. (a)	91,420	3,371,407
Newmont Mining Corp.	322,300	14,551,845
Phelps Dodge Corp.	42,900	5,135,988
Royal Gold, Inc. (d)	184,026	6,621,255
Teck Cominco Ltd. Class B (sub. vtg.)	48,400	3,648,679
Zinifex Ltd.	268,900	3,988,547
		132,740,528
Paper & Forest Products - 0.6%
Lee & Man Paper Manufacturing Ltd.	2,378,000	5,839,297
Sino-Forest Corp. (a)	214,600	1,441,096
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	100,800	1,976,688
		9,257,081
TOTAL MATERIALS		194,464,057
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
Level 3 Communications, Inc. (a)	1,873,288	10,490,413
Qwest Communications International, Inc. (a)	171,800	1,437,966
Verizon Communications, Inc.	665,896	24,797,967
		36,726,346
Wireless Telecommunication Services - 0.3%
America Movil SA de CV Series L sponsored ADR	20,900	945,098
MTN Group Ltd.	104,700	1,274,752
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
USA Mobility, Inc.	62,360	$ 1,394,993
Vivo Participacoes SA (PN) sponsored ADR	131,200	537,920
		4,152,763
TOTAL TELECOMMUNICATION SERVICES		40,879,109
UTILITIES - 1.5%
Gas Utilities - 0.6%
AGL Resources, Inc.	192,600	7,494,066
Xinao Gas Holdings Ltd.	2,858,000	3,233,406
		10,727,472
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	578,200	12,743,528
Black Hills Corp.	42,000	1,551,480
Malakoff BHD	91,700	262,520
		14,557,528
Multi-Utilities - 0.0%
Sechilienne-Sidec	9,600	529,643
TOTAL UTILITIES		25,814,643
TOTAL COMMON STOCKS (Cost $1,405,678,861)		1,609,170,780
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 5.37% (b)	51,341,045	51,341,045
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	20,871,535	20,871,535
TOTAL MONEY MARKET FUNDS (Cost $72,212,580)		72,212,580
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,477,891,441)		1,681,383,360
NET OTHER ASSETS - (0.9)%		(14,933,154)
NET ASSETS - 100%		$ 1,666,450,206
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,447,938
Fidelity Securities Lending Cash Central Fund	261,528
Total	$ 5,709,466
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.9%
Canada	6.2%
Cayman Islands	4.6%
Japan	4.2%
Netherlands	2.9%
United Kingdom	1.1%
Bermuda	1.1%
Hong Kong	1.0%
Others (individually less than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $20,233,856) - See accompanying schedule: Unaffiliated issuers (cost $1,405,678,861)	$ 1,609,170,780
Fidelity Central Funds (cost $72,212,580)	72,212,580
Total Investments (cost $1,477,891,441)		$ 1,681,383,360
Cash		211,499
Foreign currency held at value (cost $179,949)		180,318
Receivable for investments sold		9,614,239
Receivable for fund shares sold		4,626,535
Dividends receivable		1,081,199
Interest receivable		560,892
Prepaid expenses		6,494
Receivable from investment adviser for expense reductions		1,765
Other receivables		99,029
Total assets		1,697,765,330

Liabilities
Payable for investments purchased	$ 6,101,011
Payable for fund shares redeemed	2,175,828
Distributions payable	3,115
Accrued management fee	776,397
Distribution fees payable	600,995
Other affiliated payables	409,870
Other payables and accrued expenses	376,373
Collateral on securities loaned, at value	20,871,535
Total liabilities		31,315,124

Net Assets		$ 1,666,450,206
Net Assets consist of:
Paid in capital		$ 1,458,836,285
Undistributed net investment income		458,726
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,868,348
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		203,286,847
Net Assets		$ 1,666,450,206

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($443,522,937 ÷ 27,425,360 shares)	$ 16.17

Maximum offering price per share (100/94.25 of $16.17)	$ 17.16
Class T: Net Asset Value and redemption price per share ($606,382,630 ÷ 37,620,443 shares)	$ 16.12

Maximum offering price per share (100/96.50 of $16.12)	$ 16.70
Class B: Net Asset Value and offering price per share ($92,931,695 ÷ 5,828,108 shares)A	$ 15.95

Class C: Net Asset Value and offering price per share ($215,142,875 ÷ 13,480,632 shares)A	$ 15.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($308,470,069 ÷ 18,979,654 shares)	$ 16.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 10,508,114
Interest		1,319
Income from Fidelity Central Funds		5,709,466
Total income		16,218,899

Expenses
Management fee	$ 7,223,997
Transfer agent fees	3,612,079
Distribution fees	5,704,524
Accounting and security lending fees	436,077
Custodian fees and expenses	224,503
Independent trustees' compensation	4,449
Registration fees	307,046
Audit	78,470
Legal	29,002
Miscellaneous	5,893
Total expenses before reductions	17,626,040
Expense reductions	(290,052)	17,335,988
Net investment income (loss)		(1,117,089)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $207,528)	19,697,075
Foreign currency transactions	24,129
Total net realized gain (loss)		19,721,204
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $100,098)	106,330,469
Assets and liabilities in foreign currencies	6,433
Total change in net unrealized appreciation (depreciation)		106,336,902
Net gain (loss)		126,058,106
Net increase (decrease) in net assets resulting from operations		$ 124,941,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,117,089)	$ (707,079)
Net realized gain (loss)	19,721,204	3,477,904
Change in net unrealized appreciation (depreciation)	106,336,902	84,370,006
Net increase (decrease) in net assets resulting from operations	124,941,017	87,140,831
Distributions to shareholders from net realized gain	(14,224,036)	(2,541,513)
Share transactions - net increase (decrease)	746,678,318	589,804,166
Total increase (decrease) in net assets	857,395,299	674,403,484

Net Assets
Beginning of period	809,054,907	134,651,423
End of period (including undistributed net investment income of $458,726 and accumulated net investment loss of $571, respectively)	$ 1,666,450,206	$ 809,054,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 12.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.01 H	(.02)
Net realized and unrealized gain (loss)	1.72	2.14	2.54
Total from investment operations	1.73	2.15	2.52
Distributions from net realized gain	(.17)	(.06)	-
Net asset value, end of period	$ 16.17	$ 14.61	$ 12.52
Total Return B, C, D	11.83%	17.21%	25.20%
Ratios to Average Net Assets F, J
Expenses before reductions	1.22%	1.32%	1.79% A
Expenses net of fee waivers, if any	1.22%	1.25%	1.30% A
Expenses net of all reductions	1.20%	1.18%	1.26% A
Net investment income (loss)	.07%	.04% H	(.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 443,523	$ 189,864	$ 34,438
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

I For the period August 12, 2004 (commencement of operations) to December 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.58	$ 12.51	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02) H	(.03)
Net realized and unrealized gain (loss)	1.72	2.13	2.54
Total from investment operations	1.71	2.11	2.51
Distributions from net realized gain	(.17)	(.04)	-
Net asset value, end of period	$ 16.12	$ 14.58	$ 12.51
Total Return B, C, D	11.71%	16.87%	25.10%
Ratios to Average Net Assets F, J
Expenses before reductions	1.37%	1.46%	1.96% A
Expenses net of fee waivers, if any	1.37%	1.46%	1.55% A
Expenses net of all reductions	1.34%	1.39%	1.51% A
Net investment income (loss)	(.08)%	(.16)% H	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,383	$ 318,826	$ 60,107
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

I For the period August 12, 2004 (commencement of operations) to December 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.49	$ 12.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.09) H	(.06)
Net realized and unrealized gain (loss)	1.71	2.13	2.54
Total from investment operations	1.60	2.04	2.48
Distributions from net realized gain	(.14)	(.03)	-
Net asset value, end of period	$ 15.95	$ 14.49	$ 12.48
Total Return B, C, D	11.02%	16.34%	24.80%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01%	2.08%	2.61% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05% A
Expenses net of all reductions	1.98%	1.92%	2.01% A
Net investment income (loss)	(.71)%	(.70)% H	(1.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,932	$ 56,201	$ 15,527
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

I For the period August 12, 2004 (commencement of operations) to December 31,2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.49	$ 12.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09) H	(.06)
Net realized and unrealized gain (loss)	1.71	2.12	2.55
Total from investment operations	1.61	2.03	2.49
Distributions from net realized gain	(.14)	(.03)	-
Net asset value, end of period	$ 15.96	$ 14.49	$ 12.49
Total Return B, C, D	11.09%	16.25%	24.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.96%	2.05%	2.53% A
Expenses net of fee waivers, if any	1.96%	2.00%	2.05% A
Expenses net of all reductions	1.94%	1.93%	2.01% A
Net investment income (loss)	(.67)%	(.70)% H	(1.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,143	$ 107,286	$ 17,822
Portfolio turnover rate G	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

I For the period August 12, 2004 (commencement of operations) to December 31,2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.64	$ 12.54	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.04 G	(.01)
Net realized and unrealized gain (loss)	1.73	2.15	2.55
Total from investment operations	1.78	2.19	2.54
Distributions from net realized gain	(.17)	(.09)	-
Net asset value, end of period	$ 16.25	$ 14.64	$ 12.54
Total Return B, C	12.15%	17.43%	25.40%
Ratios to Average Net Assets E, I
Expenses before reductions	.96%	1.04%	1.38% A
Expenses net of fee waivers, if any	.96%	1.00%	1.05% A
Expenses net of all reductions	.94%	.93%	1.01% A
Net investment income (loss)	.33%	.29% G	(.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 308,470	$ 136,879	$ 6,757
Portfolio turnover rate F	151%	111%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

H For the period August 12, 2004 (commencement of operations) to December 31,2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods.Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap II Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 230,822,731
Unrealized depreciation	(33,006,315)
Net unrealized appreciation (depreciation)	197,816,416
Undistributed long-term capital gain	8,626,939

Cost for federal income tax purposes	$ 1,483,566,944

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 1,457,048	$ 904,193
Long-term Capital Gains	12,766,988	1,637,320
Total	$ 14,224,036	$ 2,541,513

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,503,529,959 and $1,768,871,338, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract for the Fund. Shareholders will be asked to vote on the new contract on or about June 20, 2007. If approved by the shareholders, the new contract will add a performance adjustment component to the management fee based on the Fund's performance, calculated by reference to the investment performance of the Fund's Institutional Class relative to an appropriate benchmark index.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 827,606	$ 51,924
Class T	.25%	.25%	2,397,064	129,886
Class B	.75%	.25%	780,079	585,059
Class C	.75%	.25%	1,699,775	881,402
			$ 5,704,524	$ 1,648,271

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 782,735
Class T	157,588
Class B*	148,075
Class C*	43,150
$ 1,131,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,076,218.32
Class T	1,043,407.22
Class B	281,706.36
Class C	531,025.31
Institutional Class	679,723.31
	$ 3,612,079

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,786 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,873 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $261,528.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.00%	$ 8,665

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $255,659 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,929. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,416
Institutional Class	199
$ 1,615

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will

Annual Report

8. Other - continued

cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net realized gain
Class A	$ 3,800,960	$ 722,938
Class T	5,424,605	785,508
Class B	738,882	115,130
Class C	1,670,161	216,578
Institutional Class	2,589,428	701,359
Total	$ 14,224,036	$ 2,541,513

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005	2006	2005
Class A
Shares sold	18,587,542	11,209,186	$ 289,657,738	$ 148,925,410
Reinvestment of distributions	223,338	46,121	3,568,102	673,648
Shares redeemed	(4,384,797)	(1,006,186)	(68,328,760)	(13,491,876)
Net increase (decrease)	14,426,083	10,249,121	$ 224,897,080	$ 136,107,182
Class T
Shares sold	21,796,859	19,298,393	$ 339,053,741	$ 254,508,130
Reinvestment of distributions	331,034	52,186	5,268,337	761,896
Shares redeemed	(6,376,099)	(2,287,715)	(98,959,520)	(30,643,453)
Net increase (decrease)	15,751,794	17,062,864	$ 245,362,558	$ 224,626,573
Class B
Shares sold	2,954,129	3,212,130	$ 45,610,741	$ 41,956,200
Reinvestment of distributions	43,502	7,317	687,801	106,897
Shares redeemed	(1,049,101)	(583,722)	(16,096,166)	(7,653,056)
Net increase (decrease)	1,948,530	2,635,725	$ 30,202,376	$ 34,410,041
Class C
Shares sold	7,967,118	6,491,544	$ 122,997,971	$ 85,275,825
Reinvestment of distributions	91,550	12,876	1,449,027	188,163
Shares redeemed	(1,979,910)	(529,610)	(30,102,202)	(7,087,172)
Net increase (decrease)	6,078,758	5,974,810	$ 94,344,796	$ 78,376,816
Institutional Class
Shares sold	12,236,447	9,859,285	$ 192,546,124	$ 130,431,806
Reinvestment of distributions	147,912	44,117	2,374,140	650,145
Shares redeemed	(2,754,968)	(1,092,116)	(43,048,756)	(14,798,397)
Net increase (decrease)	9,629,391	8,811,286	$ 151,871,508	$ 116,283,554

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mid Cap II Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap II Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 12, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap II Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from August 12, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap II. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap II. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap II. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas J. Allen (46)

Year of Election or Appointment: 2004

Vice President of Advisor Mid-Cap II. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and portfolio manager. Mr. Allen also serves as Vice President of FMR and FMR Co., Inc. (2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Advisor Mid Cap II. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Mid Cap II. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap II. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap II. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap II. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	02/05/07	02/02/07	$-	$.09

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $21,216,944 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 48% of the dividends distributed in February 2006 as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in February 2006 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap II Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap II Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap II Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P MidCap 400 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Annual Report

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund compared to the rolling returns of the Index over the performance period commencing August 31, 2004 through October 31, 2006. The Board noted that over the rolling 26-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-year period ended December 31, 2005, and had stated that the relative investment performance of the fund was higher than the Index for the one year period, and the fund's one year cumulative return was higher than the Index.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 8.7 basis points. As a result, the fund's hypothetical management fee would have been 8.7 basis points ($1.0 million) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

Annual Report

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

AMPI-UANN-0207
1.801441.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Strategic Income
Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge)	2.44%	8.39%	6.96%
Class T (incl. 3.50% sales charge)	3.73%	8.59%	7.04%
Class B (incl. contingent deferred sales charge) A	1.70%	8.35%	6.95%
Class C (incl. contingent deferred sales charge) B	5.57%	8.54%	6.60%

A Class B shares' contingent deferred sales charges included in the past one year, past five year and past ten year total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect a 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between January 1, 1996 and November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past ten year total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Income Fund - Class T on December 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch U.S. High Yield Master II Constrained Index replaced the Merrill Lynch U.S. High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young and Christopher Sharpe, Lead Co-Managers of Fidelity® Advisor Strategic Income Fund

Rising global interest rates and inflation concerns tempered the performance of investment-grade and higher-risk debt in first half of 2006. But the second half proved much kinder, thanks to a sharp decline in oil prices, continued strong corporate earnings and the U.S. central bank's pause in its two-year campaign of interest rate hikes. Against this backdrop, U.S. high-yield bonds fared best. Their lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Emerging-markets debt had the next-best showing in 2006, as the J.P. Morgan Emerging Markets Bond Index Global rose 9.88%. The Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 8.53%. In general, international securities benefited from the U.S. dollar's decline against most major foreign currencies. The U.S. government debt market had only a modest return of 3.48% as measured by the Lehman Brothers® Government Bond Index.

For the past year, the fund's Class A, Class T, Class B and Class C shares returned 7.54%, 7.49%, 6.70% and 6.57%, respectively (excluding sales charges), versus 8.10% for the Fidelity Strategic Income Composite Index. Each of the fund's asset classes had positive absolute returns, and all of the fund's performance versus the index came from favorable security selection. Our subportfolio managers beat their individual benchmarks in each of the asset classes except developed-country debt. A defensive asset allocation strategy of modestly underweighting all of the asset classes created a cash position that was more than 6% of assets at period end, which contributed to the portfolio's absolute results and improved its risk profile, but hurt relative performance. The biggest boosts came from the high-yield and emerging-markets subportfolios, led by good security selection and market selection, respectively. The U.S. government debt category benefited from an out-of-index allocation to strong performing mortgage securities. The developed-markets subportfolio had strong absolute returns, aided in part by favorable currency movements, but fell short of its benchmark due to poor issue selection in Japan.

Note to shareholders: As of January 1, 2006, the fund's primary benchmark - and the high-yield component of its Composite index - changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the high-yield subportfolio's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Class A
Actual	$ 1,000.00	$ 1,061.20	$ 4.99 **
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89 **
Class T
Actual	$ 1,000.00	$ 1,061.00	$ 5.25
Hypothetical A	$ 1,000.00	$ 1,020.11	$ 5.14
Class B
Actual	$ 1,000.00	$ 1,057.80	$ 9.08
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class C
Actual	$ 1,000.00	$ 1,056.90	$ 9.28
Hypothetical A	$ 1,000.00	$ 1,016.18	$ 9.10
Institutional Class
Actual	$ 1,000.00	$ 1,062.50	$ 4.05
Hypothetical A	$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.96% **
Class T	1.01%
Class B	1.75%
Class C	1.79%
Institutional Class	.78%

** If fees and changes to voluntary expense limitations, effective April 1, 2007 had been in effect during the period, the annualized expense ratio would have been 1.06% and the expenses paid in the actual and hypothetical example above would have been $5.51 and $5.40, respectively.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	13.2	14.6
Fannie Mae	10.8	8.2
Freddie Mac	4.3	3.7
French Government	3.7	2.7
Japan Government	2.5	2.1
	34.5
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	8.7	10.2
Financials	6.0	5.1
Telecommunication Services	5.9	6.8
Energy	5.1	5.1
Information Technology	4.6	4.4
Quality Diversification (% of fund's net assets)
As of December 31, 2006 *	As of June 30, 2006 * *
U.S. Government and U.S. Government Agency Obligations 28.9%	U.S. Government and U.S. Government Agency Obligations 27.0%
AAA, AA, A 14.1%	AAA, AA, A 12.5%
BBB 4.7%	BBB 4.5%
BB 17.7%	BB 17.5%
B 19.2%	B 19.9%
CCC, CC, C 4.7%	CCC, CC, C 5.9%
D 0.1%	D 0.0%
Not Rated 3.0%	Not Rated 2.3%
Equities 0.5%	Equities 0.8%
Short-Term Investments and Net Other Assets 7.1%	Short-Term Investments and Net Other Assets 9.6%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Asset Allocation (% of fund's net assets)
As of December 31, 2006		As of June 30, 2006
	Corporate Bonds 33.9%	Corporate Bonds 35.3%
	U.S. Government and U.S. Government Agency Obligations 28.9%	U.S. Government and U.S. Government Agency Obligations 26.9%
	Foreign Government & Government Agency Obligations 21.9%	Foreign Government & Government Agency Obligations 21.6%
	Floating Rate Loans 6.8%	Floating Rate Loans 5.1%
	Stocks 0.5%	Stocks 0.8%
	Other Investments 0.9%	Other Investments 0.7%
	Short-Term Investments and Net Other Assets 7.1%	Short-Term Investments and Net Other Assets* * * 9.6%
* Foreign investments	32.7%	* * Foreign investments	31.4%
* * * Includes short-term foreign government obligations of .2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments December 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 33.5%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75% 2/15/30		$ 6,685	$ 4,161
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. 0% 4/15/24		450	444
TOTAL CONVERTIBLE BONDS			4,605
Nonconvertible Bonds - 33.4%
CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.4%
Affinia Group, Inc. 9% 11/30/14		5,910	5,792
Delco Remy International, Inc.:
9.375% 4/15/12		590	215
11% 5/1/09		695	281
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,753	4,011
11% 2/15/13		2,988	3,268
Visteon Corp. 7% 3/10/14		4,185	3,651
			17,218
Automobiles - 0.4%
Fiat Finance & Trade Ltd. 5.625% 11/15/11	EUR	1,300	1,766
General Motors Corp.:
8.375% 7/5/33	EUR	1,000	1,271
8.375% 7/15/33		14,900	13,745
			16,782
Diversified Consumer Services - 0.1%
Affinion Group, Inc. 11.5% 10/15/15		2,990	3,162
Hotels, Restaurants & Leisure - 1.2%
Carrols Corp. 9% 1/15/13		4,095	4,177
Gaylord Entertainment Co.:
6.75% 11/15/14		3,690	3,662
8% 11/15/13		920	957
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14		2,935	2,869
Mandalay Resort Group:
6.375% 12/15/11		4,220	4,199
6.5% 7/31/09		1,995	2,015
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM Mirage, Inc.:
6% 10/1/09		$ 1,050	$ 1,049
6.625% 7/15/15		3,140	3,026
6.75% 9/1/12		1,310	1,284
6.75% 4/1/13		2,230	2,180
6.875% 4/1/16		8,230	7,880
8.5% 9/15/10		435	465
Mohegan Tribal Gaming Authority 6.875% 2/15/15		2,140	2,145
Penn National Gaming, Inc. 6.75% 3/1/15		470	462
Scientific Games Corp. 6.25% 12/15/12		660	642
Six Flags, Inc.:
9.625% 6/1/14		255	237
9.75% 4/15/13		2,435	2,283
Speedway Motorsports, Inc. 6.75% 6/1/13		3,495	3,495
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		3,328	2,895
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		2,555	2,737
Vail Resorts, Inc. 6.75% 2/15/14		5,060	5,066
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)		1,070	757
9% 1/15/12		575	595
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (g)		445	472
Wheeling Island Gaming, Inc. 10.125% 12/15/09		735	749
			56,298
Household Durables - 0.2%
D.R. Horton, Inc. 7.875% 8/15/11		170	182
Fortune Brands, Inc. 4% 1/30/13	EUR	1,100	1,380
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15		1,120	1,061
7.75% 5/15/13		1,925	1,901
Meritage Homes Corp. 6.25% 3/15/15		1,790	1,701
Urbi, Desarrollos Urbanos, SA de CV 8.5% 4/19/16 (g)		3,060	3,305
			9,530
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12		720	713
Media - 2.8%
AMC Entertainment, Inc. 11% 2/1/16		2,610	2,923
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Cablemas SA de CV 9.375% 11/15/15		$ 2,965	$ 3,258
CanWest Media, Inc. 8% 9/15/12		860	897
Charter Communications Holdings I LLC 11.75% 5/15/14		830	743
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15		3,988	4,068
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10		3,850	4,038
10.25% 9/15/10		2,720	2,836
CSC Holdings, Inc.:
7.25% 4/15/12 (g)(h)		7,060	6,936
7.625% 4/1/11		2,580	2,638
7.625% 7/15/18		11,770	11,461
7.875% 2/15/18		11,120	11,176
EchoStar Communications Corp.:
6.375% 10/1/11		3,705	3,677
6.625% 10/1/14		9,095	8,857
7% 10/1/13		3,800	3,791
7.125% 2/1/16		4,615	4,609
Globo Communicacoes e Partcipacoes LTDA 9.375%		13,075	13,418
Haights Cross Communications, Inc. 0% 8/15/11 (e)		1,550	984
iesy Repository GmbH 10.375% 2/15/15 (g)		2,970	2,844
Liberty Media Corp.:
8.25% 2/1/30		1,480	1,451
8.5% 7/15/29		8,890	8,939
Livent, Inc. yankee 9.375% 10/15/04 (c)		300	3
MediMedia USA, Inc. 11.375% 11/15/14 (g)		850	890
Net Servicos de Communicacao SA 9.25% 12/31/49 (g)		3,110	3,177
PanAmSat Corp.:
6.375% 1/15/08		490	490
9% 8/15/14		2,860	3,039
9% 6/15/16 (g)		2,240	2,372
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)		3,280	3,444
10.375% 9/1/14 (g)		14,415	16,037
Sun Media Corp. Canada 7.625% 2/15/13		635	637
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Vertis, Inc. 10.875% 6/15/09		$ 965	$ 967
Videotron Ltee 6.875% 1/15/14		550	551
WPP Group plc 4.375% 12/5/13	EUR	1,250	1,619
			132,770
Specialty Retail - 0.4%
AutoNation, Inc. 7.3738% 4/15/13 (h)		1,000	1,004
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14 (g)		2,215	2,171
Michaels Stores, Inc.:
10% 11/1/14 (g)		4,990	5,152
11.375% 11/1/16 (g)		8,075	8,348
Sally Holdings LLC:
9.25% 11/15/14 (g)		1,460	1,493
10.5% 11/15/16 (g)		2,240	2,290
			20,458
Textiles, Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
8.875% 4/1/16		7,535	7,836
9.75% 1/15/15		3,880	4,171
			12,007
TOTAL CONSUMER DISCRETIONARY			268,938
CONSUMER STAPLES - 0.4%
Food Products - 0.3%
Bertin Ltda 10.25% 10/5/16 (g)		1,685	1,786
Gruma SA de CV 7.75%		3,185	3,281
Hines Nurseries, Inc. 10.25% 10/1/11		370	326
Michael Foods, Inc. 8% 11/15/13		420	436
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		900	943
NPI Merger Corp.:
9.4% 10/15/13 (g)(h)		710	732
10.75% 4/15/14 (g)		820	896
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)		3,250	2,730
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Swift & Co.:
10.125% 10/1/09		$ 915	$ 933
12.5% 1/1/10		1,400	1,428
			13,491
Household Products - 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		260	271
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		470	470
Tobacco - 0.1%
BAT Holdings BV 4.375% 9/15/14	EUR	1,500	1,945
TOTAL CONSUMER STAPLES			16,177
ENERGY - 4.7%
Energy Equipment & Services - 0.6%
CHC Helicopter Corp. 7.375% 5/1/14		6,185	5,984
Complete Production Services, Inc. 8% 12/15/16 (g)		4,670	4,775
Hanover Compressor Co.:
7.5% 4/15/13		530	533
8.625% 12/15/10		490	510
9% 6/1/14		4,260	4,580
Ocean Rig Norway AS 8.375% 7/1/13 (g)		1,020	1,094
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		6,720	8,215
Seabulk International, Inc. 9.5% 8/15/13		3,290	3,561
			29,252
Oil, Gas & Consumable Fuels - 4.1%
ANR Pipeline, Inc.:
7.375% 2/15/24		2,165	2,425
8.875% 3/15/10		2,520	2,643
Atlas Pipeline Partners LP 8.125% 12/15/15		4,710	4,863
Berry Petroleum Co. 8.25% 11/1/16		2,930	2,915
Chaparral Energy, Inc. 8.5% 12/1/15		2,530	2,511
Chesapeake Energy Corp.:
6.5% 8/15/17		8,855	8,623
6.875% 11/15/20		7,280	7,153
7% 8/15/14		865	876
7.5% 6/15/14		850	884
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.: - continued
7.625% 7/15/13		$ 8,300	$ 8,746
Colorado Interstate Gas Co. 6.8% 11/15/15		5,320	5,526
Drummond Co., Inc. 7.375% 2/15/16 (g)		4,000	3,840
El Paso Production Holding Co. 7.75% 6/1/13		4,000	4,140
Encore Acquisition Co. 6.25% 4/15/14		1,500	1,403
Energy Partners Ltd. 8.75% 8/1/10		3,530	3,627
EXCO Resources, Inc. 7.25% 1/15/11		570	561
Forest Oil Corp. 8% 12/15/11		480	498
Gaz Capital SA Luxembourg 5.03% 2/25/14	EUR	1,400	1,859
Harvest Operations Corp. 7.875% 10/15/11		1,170	1,100
Houston Exploration Co. 7% 6/15/13		410	403
InterNorth, Inc. 9.625% 3/15/06 (c)		935	311
Massey Energy Co. 6.875% 12/15/13		6,330	5,950
MOL Hungarian Oil and Gas PLC 3.875% 10/5/15	EUR	700	832
Northwest Pipeline Corp.:
6.625% 12/1/07		285	286
8.125% 3/1/10		400	416
Pan American Energy LLC 7.75% 2/9/12 (g)		5,720	5,906
Peabody Energy Corp.:
7.375% 11/1/16		5,640	6,007
7.875% 11/1/26		5,640	6,063
Pemex Project Funding Master Trust:
5.5% 2/24/25 (g)	EUR	750	992
6.625% 6/15/35		1,745	1,785
7.75%		16,014	16,703
8.625% 2/1/22		5,740	7,132
Petrobras Energia SA 9.375% 10/30/13		1,305	1,470
Petrohawk Energy Corp. 9.125% 7/15/13		6,000	6,270
Petrozuata Finance, Inc.:
7.63% 4/1/09 (g)		5,149	5,129
8.22% 4/1/17 (g)		4,948	4,923
Pogo Producing Co.:
6.875% 10/1/17		4,290	4,118
7.875% 5/1/13		2,605	2,644
Range Resources Corp. 7.375% 7/15/13		2,190	2,234
Ship Finance International Ltd. 8.5% 12/15/13		7,015	6,997
Southern Star Central Corp. 6.75% 3/1/16		1,560	1,574
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (g)		$ 1,220	$ 1,229
Tennessee Gas Pipeline Co.:
7% 10/15/28		550	580
7.5% 4/1/17		7,600	8,269
7.625% 4/1/37		1,035	1,149
8.375% 6/15/32		1,155	1,376
Transcontinental Gas Pipe Line Corp.:
7% 8/15/11		330	342
8.875% 7/15/12		1,455	1,641
Venoco, Inc. 8.75% 12/15/11		1,470	1,452
Vintage Petroleum, Inc. 8.25% 5/1/12		1,000	1,049
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (g)		1,820	1,843
Williams Companies, Inc.:
7.5% 1/15/31		3,600	3,708
7.625% 7/15/19		3,952	4,219
7.75% 6/15/31		230	240
7.875% 9/1/21		1,880	2,012
8.75% 3/15/32		1,245	1,401
YPF SA:
10% 11/2/28		4,210	5,015
yankee 9.125% 2/24/09		1,455	1,533
			189,396
TOTAL ENERGY			218,648
FINANCIALS - 5.3%
Capital Markets - 0.2%
E*TRADE Financial Corp. 7.375% 9/15/13		4,570	4,707
Goldman Sachs Group, Inc. 3.724% 10/4/12 (h)	EUR	1,750	2,317
Mizuho Capital Investment Europe 1 Ltd. 5.02% (h)	EUR	800	1,052
			8,076
Commercial Banks - 1.7%
Banca Popolare di Lodi Investment Trust 6.742% (h)	EUR	1,300	1,862
Banco Nacional de Desenvolvimento Economico e Social 5.167% 6/16/08 (h)		11,200	11,088
Bank of Tokyo-Mitsubishi Ltd. 3.5% 12/16/15 (h)	EUR	1,150	1,468
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
BIE Bank & Trust Ltd. 16.8% 3/13/07	BRL	1,195	$ 559
Caja Madrid SA 3.769% 10/17/16 (h)	EUR	1,500	1,978
Credit Agricole SA 3.742% 9/30/08 (h)	EUR	1,000	1,320
Development Bank of Philippines 8.375% 12/31/49 (h)		3,250	3,437
DnB NORBank ASA 4.5643% 8/11/09 (h)	CAD	1,500	1,291
Dresdner Bank AG 10.375% 8/17/09 (g)		7,615	8,329
European Investment Bank 4% 10/15/37	EUR	2,600	3,312
HBOS Treasury Services PLC 4.5357% 1/19/10 (h)	CAD	1,500	1,290
Inter-American Development Bank 6.625% 4/17/17	PEN	8,100	2,573
JPMorgan Chase Bank 4.375% 11/30/21 (h)	EUR	1,500	1,949
Korea Development Bank (Reg.) 0.87% 6/28/10	JPY	600,000	4,943
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner Bank AG for Kyivstar GSM) (g)		3,585	3,740
Oesterreichische Kontrollbank 3.875% 9/15/16	EUR	5,875	7,613
Rabobank Nederland 4.4% 2/23/07 (h)	CAD	250	214
Russian Standard Finance SA 6.825% 9/16/09	EUR	950	1,254
Shinsei Bank Ltd. 3.75% 2/23/16 (h)	EUR	1,250	1,600
SMFG Finance Ltd. 6.164% 12/18/49 (h)	GBP	600	1,165
Standard Chartered Bank:
3.625% 2/3/17 (f)	EUR	385	489
4.016% 3/28/18 (h)	EUR	1,250	1,647
Sumitomo Mitsui Banking Corp. (Reg. S) 4.375% (h)	EUR	2,000	2,539
TuranAlem Finance BV 6.25% 9/27/11	EUR	1,750	2,320
UBS Luxembourg SA:
8% 2/11/10		5,320	5,525
8.25% 5/23/16		3,170	3,329
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)		3,680	3,967
			80,801
Consumer Finance - 1.5%
ACE Cash Express, Inc. 10.25% 10/1/14 (g)		1,420	1,438
Ford Credit Europe PLC 4.722% 9/30/09 (h)	EUR	1,500	1,938
Ford Motor Credit Co.:
6.625% 6/16/08		7,650	7,645
9.875% 8/10/11		7,610	8,139
General Motors Acceptance Corp.:
6.75% 12/1/14		9,520	9,806
6.875% 9/15/11		5,190	5,320
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
General Motors Acceptance Corp.: - continued
6.875% 8/28/12		$ 6,460	$ 6,633
8% 11/1/31		27,300	31,259
			72,178
Diversified Financial Services - 0.9%
Canada Housing Trust No.1 4.65% 9/15/09	CAD	16,600	14,437
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13		4,520	4,656
Citigroup, Inc. 4.25% 2/25/30 (h)	EUR	1,500	1,837
Dali Capital PLC 8% 9/30/09	RUB	26,200	1,005
DEPFA ACS Bank 3.875% 11/14/16	EUR	4,650	5,976
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		2,056	2,159
Imperial Tobacco Finance 4.375% 11/22/13	EUR	900	1,168
MUFG Capital Finance 2 Ltd. 4.85% (h)	EUR	1,300	1,677
MUFG Capital Finance 3 Ltd. 2.68% (h)	JPY	150,000	1,262
Red Arrow International Leasing 8.375% 6/30/12	RUB	54,567	2,143
TMK Capital SA 8.5% 9/29/09		5,800	6,003
			42,323
Insurance - 0.2%
Amlin PLC 6.5% 12/19/26 (h)	GBP	1,000	1,922
Brit Insurance Holdings PLC 6.625% 12/9/30 (h)	GBP	500	954
Eureko BV 5.125% (h)	EUR	1,500	1,973
Fukoku Mutual Life Insurance Co. 4.5% 9/28/25 (h)	EUR	1,200	1,509
Wuerttembergische Lebens AG 5.375% 6/1/26 (h)	EUR	800	1,026
			7,384
Real Estate Investment Trusts - 0.3%
BF Saul REIT 7.5% 3/1/14		3,400	3,413
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (g)		6,640	6,771
Senior Housing Properties Trust 7.875% 4/15/15		6,211	6,428
			16,612
Real Estate Management & Development - 0.3%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13		6,030	6,030
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
American Real Estate Partners/American Real Estate Finance Corp.: - continued
8.125% 6/1/12		$ 4,955	$ 5,104
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	1,250	1,576
			12,710
Thrifts & Mortgage Finance - 0.2%
Residential Capital Corp.:
6.375% 5/17/13	GBP	500	988
6.875% 6/30/15		7,455	7,728
			8,716
TOTAL FINANCIALS			248,800
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.0%
AmeriPath, Inc. 10.5% 4/1/13		2,805	3,036
CRC Health Group, Inc. 10.75% 2/1/16		1,880	2,040
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11		1,000	1,045
HCA, Inc.:
9.125% 11/15/14 (g)		4,310	4,601
9.25% 11/15/16 (g)		4,390	4,692
9.625% 11/15/16 pay-in-kind (g)		10,995	11,820
Psychiatric Solutions, Inc. 10.625% 6/15/13		197	214
Rural/Metro Corp. 9.875% 3/15/15		1,355	1,408
Skilled Healthcare Group, Inc. 11% 1/15/14 (g)		5,480	6,028
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13		3,040	3,146
U.S. Oncology, Inc. 9% 8/15/12		1,300	1,362
Vanguard Health Holding Co. I 0% 10/1/15 (e)		1,075	833
Vanguard Health Holding Co. II LLC 9% 10/1/14		7,390	7,473
			47,698
Life Sciences Tools & Services - 0.0%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		1,770	1,841
Pharmaceuticals - 0.2%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11		1,585	1,541
Leiner Health Products, Inc. 11% 6/1/12		1,885	1,932
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - continued
VWR International, Inc.:
6.875% 4/15/12		$ 115	$ 116
8% 4/15/14		3,647	3,756
			7,345
TOTAL HEALTH CARE			56,884
INDUSTRIALS - 2.6%
Aerospace & Defense - 0.1%
Bombardier, Inc. 8% 11/15/14 (g)		1,470	1,503
Hexcel Corp. 6.75% 2/1/15		2,350	2,280
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)		1,720	1,931
			5,714
Airlines - 0.5%
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18		88	87
6.9% 7/2/18		661	661
8.312% 10/2/12		451	458
8.388% 5/1/22		770	799
Delta Air Lines, Inc.:
7.9% 12/15/09 (c)		16,400	10,988
8.3% 12/15/29 (c)		2,660	1,782
10% 8/15/08 (c)		750	506
Northwest Airlines Corp. 10% 2/1/09 (c)		3,725	3,520
Northwest Airlines Trust 10.23% 6/21/14		229	237
Northwest Airlines, Inc.:
7.875% 3/15/08 (c)		1,365	1,276
8.875% 6/1/06 (c)		1,355	1,260
10.5% 4/1/09 (c)		170	119
Northwest Airlines, Inc. pass thru trust certificates 7.248% 7/2/14		487	404
			22,097
Commercial Services & Supplies - 0.7%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13		160	158
Allied Security Escrow Corp. 11.375% 7/15/11		2,255	2,300
Allied Waste North America, Inc.:
6.5% 11/15/10		830	830
7.125% 5/15/16		5,645	5,589
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		$ 3,085	$ 2,884
9.25% 5/1/21		680	694
FTI Consulting, Inc.:
7.625% 6/15/13		720	738
7.75% 10/1/16 (g)		1,390	1,439
Mac-Gray Corp. 7.625% 8/15/15		680	689
NCO Group, Inc. 11.875% 11/15/14 (g)		2,930	2,967
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (g)		550	600
West Corp.:
9.5% 10/15/14 (g)		5,850	5,850
11% 10/15/16 (g)		5,850	5,909
			30,647
Construction & Engineering - 0.0%
Blount, Inc. 8.875% 8/1/12		1,250	1,275
Electrical Equipment - 0.1%
General Cable Corp. 9.5% 11/15/10		3,055	3,238
Polypore, Inc. 0% 10/1/12 (e)		1,950	1,555
Sensus Metering Systems, Inc. 8.625% 12/15/13		900	900
			5,693
Machinery - 0.2%
Chart Industries, Inc. 9.125% 10/15/15 (g)		1,160	1,224
Cummins, Inc. 7.125% 3/1/28		2,250	2,302
Invensys PLC 9.875% 3/15/11 (g)		56	60
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14 (g)		2,970	3,089
11.75% 8/1/16 (g)		3,605	3,767
			10,442
Marine - 0.4%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15		539	598
H-Lines Finance Holding Corp. 0% 4/1/13 (e)		1,424	1,324
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (g)		4,460	4,471
OMI Corp. 7.625% 12/1/13		6,125	6,278
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14		1,795	1,741
US Shipping Partners LP 13% 8/15/14 (g)		3,185	3,344
			17,756
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - 0.4%
Hertz Corp. 8.875% 1/1/14 (g)		$ 3,820	$ 4,011
Kansas City Southern de Mexico SA de CV 7.625% 12/1/13 (g)		1,700	1,698
Kansas City Southern Railway Co.:
7.5% 6/15/09		3,165	3,197
9.5% 10/1/08		1,350	1,404
TFM SA de CV 9.375% 5/1/12		6,450	6,885
			17,195
Trading Companies & Distributors - 0.2%
Ahern Rentals, Inc. 9.25% 8/15/13		550	573
Ashtead Holdings PLC 8.625% 8/1/15 (g)		1,190	1,241
Glencore Finance (Europe) SA 5.375% 9/30/11	EUR	800	1,068
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12		3,860	4,207
Penhall International Corp. 12% 8/1/14 (g)		1,515	1,644
			8,733
Transportation Infrastructure - 0.0%
HIT Finance BV 4.875% 10/27/21	EUR	1,000	1,287
TOTAL INDUSTRIALS			120,839
INFORMATION TECHNOLOGY - 3.9%
Communications Equipment - 0.9%
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14		6,290	6,557
L-3 Communications Corp. 6.375% 10/15/15		3,840	3,792
Lucent Technologies, Inc.:
6.45% 3/15/29		14,260	13,191
6.5% 1/15/28		6,810	6,299
Nortel Networks Corp.:
9.6238% 7/15/11 (g)(h)		3,760	3,962
10.125% 7/15/13 (g)		3,730	4,038
10.75% 7/15/16 (g)		3,760	4,108
			41,947
Electronic Equipment & Instruments - 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11		970	999
Celestica, Inc. 7.875% 7/1/11		9,095	9,027
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
NXP BV:
7.875% 10/15/14 (g)		$ 2,110	$ 2,179
8.118% 10/15/13 (g)(h)		2,110	2,139
			14,344
IT Services - 0.8%
Iron Mountain, Inc.:
6.625% 1/1/16		10,955	10,462
7.75% 1/15/15		4,830	4,927
8.25% 7/1/11		535	538
8.625% 4/1/13		2,900	2,987
8.75% 7/15/18		3,780	4,016
SunGard Data Systems, Inc.:
9.125% 8/15/13		5,280	5,544
9.9725% 8/15/13 (h)		2,830	2,929
10.25% 8/15/15		3,620	3,860
			35,263
Office Electronics - 0.6%
Xerox Capital Trust I 8% 2/1/27		4,585	4,700
Xerox Corp.:
6.4% 3/15/16		8,000	8,144
7.2% 4/1/16		3,345	3,554
7.625% 6/15/13		12,425	13,046
			29,444
Semiconductors & Semiconductor Equipment - 1.3%
Amkor Technology, Inc. 9.25% 6/1/16		5,220	5,103
Avago Technologies Finance Ltd.:
10.8694% 6/1/13 (g)(h)		4,560	4,742
11.875% 12/1/15 (g)		5,150	5,575
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (g)		5,400	5,394
9.125% 12/15/14 pay-in-kind (g)		16,255	16,154
10.125% 12/15/16 (g)		16,270	16,291
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11		3,240	2,722
8.61% 12/15/11 (h)		735	632
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
New ASAT Finance Ltd. 9.25% 2/1/11		$ 2,100	$ 1,712
Viasystems, Inc. 10.5% 1/15/11		4,065	4,065
			62,390
TOTAL INFORMATION TECHNOLOGY			183,388
MATERIALS - 2.9%
Chemicals - 1.1%
America Rock Salt Co. LLC 9.5% 3/15/14		3,940	4,058
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14		8,045	8,890
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)		1,380	1,166
Series B, 0% 10/1/14 (e)		12,655	10,693
Huntsman LLC 11.625% 10/15/10		466	516
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)		6,095	5,851
Lyondell Chemical Co. 11.125% 7/15/12		930	1,008
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (g)		4,390	4,395
10.125% 12/1/14 (g)		4,390	4,434
11.5% 12/1/16 (g)		5,895	5,821
Phibro Animal Health Corp. 10% 8/1/13 (g)		2,790	2,895
SABIC Europe BV 4.5% 11/28/13	EUR	1,250	1,616
			51,343
Containers & Packaging - 0.4%
AEP Industries, Inc. 7.875% 3/15/13		640	650
BWAY Corp. 10% 10/15/10		1,175	1,228
Constar International, Inc. 11% 12/1/12		2,825	2,613
Crown Cork & Seal, Inc.:
7.375% 12/15/26		355	333
7.5% 12/15/96		3,685	2,985
8% 4/15/23		2,980	2,898
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14		895	868
7.75% 5/15/11		320	330
8.25% 5/15/13		3,390	3,509
8.875% 2/15/09		1,029	1,051
Tekni-Plex, Inc. 10.875% 8/15/12 (g)		980	1,090
			17,555
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 1.3%
Aleris International, Inc.:
9% 12/15/14 (g)		$ 2,790	$ 2,814
10% 12/15/16 (g)		2,810	2,835
Compass Minerals International, Inc.:
0% 12/15/12 (e)		1,330	1,313
0% 6/1/13 (e)		2,260	2,153
Corporacion Nacional del Cobre (Codelco) 6.15% 10/24/36 (g)		2,555	2,617
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		5,830	6,544
CSN Islands X Corp. (Reg. S) 9.5%		1,855	1,929
Edgen Acquisition Corp. 9.875% 2/1/11		1,340	1,360
Evraz Group SA 8.25% 11/10/15		1,675	1,719
Evraz Securities SA 10.875% 8/3/09		6,000	6,578
FMG Finance Property Ltd.:
10% 9/1/13 (g)		2,285	2,354
10.625% 9/1/16 (g)		2,285	2,445
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14		4,200	4,274
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		1,335	1,432
Gerdau SA 8.875% (g)		2,590	2,752
International Steel Group, Inc. 6.5% 4/15/14		10,550	10,893
Ispat Inland ULC 9.75% 4/1/14		932	1,039
RathGibson, Inc. 11.25% 2/15/14		5,905	6,318
Steel Dynamics, Inc.:
9.5% 3/15/09		65	67
9.5% 3/15/09		2,090	2,153
			63,589
Paper & Forest Products - 0.1%
Glatfelter 7.125% 5/1/16		550	556
Millar Western Forest Products Ltd. 7.75% 11/15/13		1,835	1,642
NewPage Corp. 11.6213% 5/1/12 (h)		1,770	1,912
			4,110
TOTAL MATERIALS			136,597
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.7%
Citizens Communications Co.:
7.875% 1/15/27 (g)		$ 3,700	$ 3,737
9% 8/15/31		3,325	3,591
Deutsche Telekom International Finance BV 4.5% 10/25/13	EUR	750	977
Embarq Corp.:
7.082% 6/1/16		1,116	1,136
7.995% 6/1/36		12,510	13,018
Eschelon Operating Co. 8.375% 3/15/10		2,196	2,122
Hanarotelecom, Inc. 7% 2/1/12 (g)		1,545	1,549
Intelsat Ltd.:
7.625% 4/15/12		1,680	1,554
9.25% 6/15/16 (g)		2,240	2,391
11.25% 6/15/16 (g)		8,860	9,768
Level 3 Financing, Inc.:
11.8% 3/15/11 (h)		3,050	3,225
12.25% 3/15/13		9,580	10,862
Mobifon Holdings BV 12.5% 7/31/10		7,225	7,957
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)		5,425	5,805
NTL Cable PLC:
8.75% 4/15/14		6,865	7,174
9.125% 8/15/16		3,065	3,226
Ote PLC 4.625% 5/20/16	EUR	1,550	2,004
PT Indosat International Finance Co. BV 7.125% 6/22/12 (g)		2,380	2,392
Qwest Capital Funding, Inc.:
7.625% 8/3/21		370	367
7.75% 2/15/31		370	364
Qwest Corp.:
7.5% 10/1/14		760	809
7.875% 9/1/11		2,980	3,174
8.61% 6/15/13 (h)		9,470	10,259
8.875% 3/15/12		24,535	27,326
Telecom Egypt SAE:
9.672% 2/4/10 (h)	EGP	3,565	603
10.95% 2/4/10	EGP	3,565	623
Telefonica de Argentina SA 9.125% 11/7/10		2,252	2,432
Telenet Group Holding NV 0% 6/15/14 (e)(g)		10,537	9,589
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Capital Funding, Inc.:
6.5% 11/15/18		$ 285	$ 266
6.875% 7/15/28		1,855	1,702
U.S. West Communications:
6.875% 9/15/33		13,988	13,428
7.125% 11/15/43		220	208
7.2% 11/10/26		3,115	3,092
7.25% 9/15/25		1,780	1,829
7.25% 10/15/35		3,210	3,194
7.5% 6/15/23		1,880	1,908
8.875% 6/1/31		340	358
Wind Acquisition Finance SA 10.75% 12/1/15 (g)		7,315	8,394
Windstream Corp. 8.625% 8/1/16 (g)		2,015	2,211
			174,624
Wireless Telecommunication Services - 1.6%
American Tower Corp. 7.125% 10/15/12		10,745	11,014
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		7,015	7,585
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14		6,050	6,171
Digicel Ltd. 9.25% 9/1/12 (g)		1,880	2,002
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (h)		4,860	4,903
Megafon SA 8% 12/10/09		2,600	2,704
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)		5,800	6,018
Millicom International Cellular SA 10% 12/1/13		8,835	9,630
Mobile Telesystems Finance SA:
8% 1/28/12 (g)		2,800	2,940
8.375% 10/14/10 (g)		9,165	9,669
Pakistan Mobile Communcations Ltd. 8.625% 11/13/13 (g)		1,780	1,860
Telecom Personal SA 9.25% 12/22/10 (g)		6,425	6,762
UbiquiTel Operating Co. 9.875% 3/1/11		1,705	1,838
			73,096
TOTAL TELECOMMUNICATION SERVICES			247,720
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 1.4%
Electric Utilities - 0.5%
Abu Dhabi National Energy Co. Pjsc 4.375% 10/28/13	EUR	1,250	$ 1,630
AES Gener SA 7.5% 3/25/14		3,410	3,606
Chivor SA E.S.P. 9.75% 12/30/14 (g)		3,255	3,707
Compania de Transporte de Energia Electrica en Alta Tension Transener SA 8.875% 12/15/16 (g)		1,480	1,484
Edison Mission Energy:
7.5% 6/15/13		7,300	7,619
7.75% 6/15/16		3,710	3,923
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10		1,170	1,193
			23,162
Gas Utilities - 0.7%
Dynegy Holdings, Inc. 8.375% 5/1/16		2,995	3,152
Southern Natural Gas Co.:
7.35% 2/15/31		7,350	8,030
8% 3/1/32		4,170	4,837
8.875% 3/15/10		2,600	2,724
Transportadora de Gas del Sur SA:
(Reg. S) 7.2% 12/15/10 (f)		8,871	8,849
8% 12/15/13 (f)		3,065	3,134
8% 12/15/13 (f)(g)		840	859
8% 12/15/13 (f)		2,140	2,150
			33,735
Independent Power Producers & Energy Traders - 0.1%
Enron Corp.:
Series A, 8.375% 5/23/05 (c)		2,500	838
6.4% 7/15/06 (c)		545	181
6.625% 11/15/05 (c)		2,200	732
6.725% 11/17/08 (c)(h)		684	226
6.75% 8/1/09 (c)		550	183
6.875% 10/15/07 (c)		1,330	442
6.95% 7/15/28 (c)		1,204	397
7.125% 5/15/07 (c)		235	78
7.375% 5/15/19 (c)		1,400	462
7.875% 6/15/03 (c)		235	78
9.125% 4/1/03 (c)		50	17
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Enron Corp.: - continued
9.875% 6/5/03 (c)		$ 220	$ 73
Tenaska Alabama Partners LP 7% 6/30/21 (g)		1,129	1,121
			4,828
Multi-Utilities - 0.1%
Aquila, Inc. 14.875% 7/1/12		1,615	2,100
TECO Energy, Inc. 6.75% 5/1/15		1,020	1,071
Utilicorp United, Inc. 9.95% 2/1/11 (h)		39	43
			3,214
TOTAL UTILITIES			64,939
TOTAL NONCONVERTIBLE BONDS			1,562,930
TOTAL CORPORATE BONDS (Cost $1,497,656)			1,567,535
U.S. Government and Government Agency Obligations - 24.6%

U.S. Government Agency Obligations - 11.4%
Fannie Mae:
3.25% 1/15/08		89,580	87,832
3.25% 2/15/09		6,040	5,828
4.25% 5/15/09		9,450	9,299
4.5% 10/15/08		9,389	9,305
4.625% 10/15/13		58,248	57,066
4.75% 12/15/10		83,058	82,527
4.875% 4/15/09		54,950	54,799
5% 9/15/08		14,545	14,529
5.125% 1/2/14		1,380	1,376
5.25% 9/15/16		39,500	40,214
6.125% 3/15/12		900	948
6.375% 6/15/09		12,000	12,381
Federal Home Loan Bank:
4.5% 10/14/08		5,975	5,919
5% 9/18/09		8,755	8,769
5.8% 9/2/08		1,680	1,696
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac:
4% 8/17/07		$ 521	$ 517
4.125% 10/18/10		65,000	63,214
4.25% 7/15/09		10,134	9,962
4.875% 2/17/09		5,051	5,038
4.875% 11/15/13		4,100	4,075
5.125% 4/18/08		14,000	13,996
5.125% 4/18/11		380	383
5.25% 7/18/11		19,790	20,027
5.75% 3/15/09		15,000	15,231
Israeli State (guaranteed by U.S. Government through Agency for International Development) 5.5% 9/18/23		4,750	4,941
Private Export Funding Corp.:
secured 5.685% 5/15/12		1,285	1,326
4.974% 8/15/13		1,515	1,518
Small Business Administration guaranteed development participation certificates Series 2003 P10B, 5.136% 8/10/13		1,290	1,288
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			534,004
U.S. Treasury Inflation Protected Obligations - 1.7%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10		22,906	21,724
1.875% 7/15/13		23,056	22,285
2.375% 4/15/11		37,624	37,493
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			81,502
U.S. Treasury Obligations - 11.5%
U.S. Treasury Bonds:
6.125% 8/15/29		84,650	98,928
6.25% 8/15/23		30,000	34,530
U.S. Treasury Notes:
4.25% 11/15/13		7,930	7,721
4.25% 8/15/14		67,500	65,522
4.25% 11/15/14		40,920	39,696
4.25% 8/15/15		10,000	9,677
4.5% 2/15/09		12,000	11,927
4.5% 11/15/15		30,500	30,031
4.75% 5/15/14		50,662	50,793
4.875% 4/30/08		97,937	97,845
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.875% 5/31/11		$ 73,500	$ 74,005
5.125% 5/15/16		17,000	17,511
TOTAL U.S. TREASURY OBLIGATIONS			538,186
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,161,557)			1,153,692
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.5%
3.907% 5/1/33 (h)		959	950
4% 9/1/13 to 5/1/19		4,131	3,922
4.49% 11/1/33 (h)		304	302
4.493% 5/1/33 (h)		230	231
4.5% 12/1/18		6,258	6,050
4.786% 12/1/35 (h)		986	983
4.787% 6/1/35 (h)		1,681	1,664
4.876% 7/1/34 (h)		1,494	1,485
4.892% 11/1/35 (h)		2,469	2,463
4.893% 10/1/35 (h)		312	311
4.951% 8/1/34 (h)		1,372	1,366
5% 1/1/14 to 7/1/35		4,967	4,880
5.034% 5/1/35 (h)		3,093	3,075
5.049% 12/1/32 (h)		2,213	2,202
5.1% 5/1/35 (h)		406	406
5.11% 7/1/34 (h)		524	523
5.151% 7/1/35 (h)		3,478	3,469
5.267% 11/1/36 (h)		574	574
5.408% 7/1/35 (h)		641	641
5.409% 2/1/36 (h)		229	230
5.5% 5/1/11 to 11/1/35		22,124	22,168
5.541% 11/1/36 (h)		1,155	1,158
5.84% 3/1/36 (h)		1,795	1,811
5.849% 6/1/35 (h)		3,072	3,101
5.881% 1/1/36 (h)		465	468
6% 10/1/08 to 1/1/26		83	84
6.5% 9/1/21 to 3/1/35		5,879	6,014
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Fannie Mae - continued
7% 9/1/25		$ 4	$ 4
7.5% 1/1/28		86	89
TOTAL FANNIE MAE			70,624
Freddie Mac - 0.5%
4.5% 8/1/18 to 9/1/19		2,441	2,358
4.704% 9/1/35 (h)		5,029	4,993
5% 3/1/18 to 9/1/18		6,069	5,996
5.021% 4/1/35 (h)		103	102
5.5% 8/1/14 to 11/1/19		4,004	4,012
6% 10/1/16 to 4/1/17		1,170	1,188
6.5% 5/1/18		5,763	5,892
8.5% 3/1/20		22	23
TOTAL FREDDIE MAC			24,564
Government National Mortgage Association - 0.1%
3.75% 1/20/34 (h)		930	924
6% 1/15/09 to 5/15/09		35	36
6.5% 4/15/26 to 5/15/26		48	49
7% 9/15/25 to 8/15/31		91	95
7.5% 2/15/22 to 8/15/28		170	179
8% 9/15/26 to 12/15/26		33	35
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			1,318
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $97,150)			96,506
Asset-Backed Securities - 0.3%

Affinity PLC Series 2002-A CLass C, 6.6275% 5/15/09 (h)	GBP	790	1,551
Amstel Corp. Loan Offering BV Series 2006-1 Class C, 4.1037% 5/25/16 (h)	EUR	500	660
Driver One GmbH Series 1 Class B, 3.893% 5/21/10 (h)	EUR	266	351
GLS Ltd. Series 2006-1 Class C, 3.994% 7/15/14 (h)	EUR	500	659
Greene King Finance PLC Series A1, 5.6756% 6/15/31 (h)	GBP	1,000	1,939
Lambda Finance BV Series 2005-1X Class C1, 5.8475% 11/15/29 (h)	GBP	500	984
Asset-Backed Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Leek Finance PLC Series 18X Class BC, 4.017% 9/21/38 (h)	EUR	600	$ 792
Promise PLC Series I 2006-1 Class D, 4.339% 3/20/17 (h)	EUR	1,000	1,320
Punch Taverns Finance PLC 5.4406% 4/15/09 (h)	GBP	517	1,012
Sedna Finance Corp.:
4.334% 12/23/14 (h)	EUR	500	660
4.424% 3/15/16 (h)	EUR	1,150	1,523
Unique Public Finance Co. PLC Series A4, 5.659% 6/30/27	GBP	60	121
TOTAL ASSET-BACKED SECURITIES (Cost $10,875)			11,572
Collateralized Mortgage Obligations - 2.4%

Private Sponsor - 0.2%
EPIC PLC Series BROD Class D, 3.999% 1/22/16 (h)	EUR	400	528
Granite Mortgages PLC 3.881% 1/20/43 (h)	EUR	400	529
Holmes Financing No. 8 PLC floater Series 3 Class C, 4.344% 7/15/40 (h)	EUR	500	663
Permanent Financing No. 1 PLC 5.1% 6/10/09 (h)	EUR	400	531
RMAC PLC Series 2005-NS4X Class M2A, 5.8088% 12/12/43 (h)	GBP	1,700	3,339
RMAC Securities PLC 2006 floater Series 2006-NS4X Class M1A, 5.5488% 6/12/44 (h)	GBP	1,250	2,448
Shield BV Series 1 Class C, 3.901% 1/20/14 (h)	EUR	1,500	1,987
TOTAL PRIVATE SPONSOR			10,025
U.S. Government Agency - 2.2%
Fannie Mae planned amortization class:
Series 2002-83 Class ME, 5% 12/25/17		8,925	8,675
Series 2003-24 Class PB, 4.5% 12/25/12		1,537	1,528
Series 2006-64 Class PA, 5.5% 2/25/30		6,925	6,925
Fannie Mae Grantor Trust sequential payer Series 2005-93 Class HD, 4.5% 11/25/19		298	290
Fannie Mae guaranteed REMIC pass thru certificates:
floater Series 2005-45 Class XA, 5.69% 6/25/35 (h)		7,914	7,936
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		890	836
Series 2006-4 Class PB, 6% 9/25/35		6,570	6,635
Series 2006-49 Class CA, 6% 2/25/31		4,834	4,870
Collateralized Mortgage Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
sequential payer:
Series 2003-18 Class EY, 5% 6/25/17		$ 4,214	$ 4,164
Series 2005-117, Class JN, 4.5% 1/25/36		808	710
Series 2005-29 Class KA, 4.5% 2/25/35		3,014	2,907
Series 2005-47 Class AK, 5% 6/25/20		7,595	7,327
Freddie Mac Multi-class participation certificates guaranteed:
floater Series 2630 Class FL, 5.85% 6/15/18 (h)		104	105
planned amortization class:
Series 2378 Class PE, 5.5% 11/15/16		3,268	3,275
Series 2622 Class PE, 4.5% 5/15/18		9,410	9,033
Series 2628 Class OP, 3.5% 11/15/13		2,694	2,657
Series 2743 Class HE, 4.5% 2/15/19		4,390	4,191
Series 2760:
Class EB, 4.5% 9/15/16		6,015	5,898
Class LB, 4.5% 1/15/33		3,983	3,828
Series 2773 Class EG, 4.5% 4/15/19		1,950	1,863
Series 2996 Class MK, 5.5% 6/15/35		1,003	1,003
Series 3013 Class AF, 5.6% 5/15/35 (h)		9,541	9,561
sequential payer:
Series 2570 Class CU, 4.5% 7/15/17		434	425
Series 2572 Class HK, 4% 2/15/17		659	639
Series 2627:
Class BG, 3.25% 6/15/17		282	265
Class KP, 2.87% 12/15/16		299	280
Series 2773 Class TA, 4% 11/15/17		3,439	3,309
Series 2849 Class AL, 5% 5/15/18		1,665	1,643
Series 2937 Class HJ, 5% 10/15/19		2,002	1,979
TOTAL U.S. GOVERNMENT AGENCY			102,757
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $112,080)			112,782
Commercial Mortgage Securities - 0.3%

Broadgate PLC 5.8925% 10/5/25 (h)	GBP	965	1,870
European Property Capital Series 4 Class C, 5.4143% 7/20/14 (h)	GBP	535	1,047
Commercial Mortgage Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
German Residential Asset Note Distributor PLC Series 1 Class A, 3.751% 7/20/16 (h)	EUR	1,430	$ 1,891
Opera Finance (CMH) PLC Class B, 3.794% 1/15/15 (h)	EUR	1,100	1,452
Opera Finance PLC 5.4426% 7/31/13 (h)	GBP	997	1,953
Paris Prime Community Real Estate Series 2006-1 Class B, 3.769% 4/22/14 (g)(h)	EUR	1,000	1,320
Real Estate Capital Foundation Ltd. Series 3 Class A, 5.3206% 7/15/16 (h)	GBP	2,000	3,910
Rivoli Pan Europe PLC Series 2006-1 Class B 3.943% 8/3/18 (h)	EUR	650	858
Trafford Centre Finance Ltd. 5.9869% 4/28/35 (h)	GBP	525	1,024
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $14,517)			15,325
Foreign Government and Government Agency Obligations - 21.9%

Arab Republic 8.0203% to 9.4689% 2/27/07 to 3/20/07	EGP	11,555	1,989
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		3,279	3,566
5.589% 8/3/12 (h)		18,236	17,231
7% 3/28/11		10,045	9,935
7% 9/12/13		12,095	11,635
12.4375% 3/5/08 (h)	ARS	9,794	3,220
Austrian Republic 5% 12/20/24 (g)	CAD	2,000	1,805
Banco Central del Uruguay:
value recovery A rights 1/2/21 (a)(j)		1,000,000	0
value recovery B rights 1/2/21 (a)(j)		750,000	0
Brazilian Federative Republic:
6% 9/15/13		1,983	1,999
7.375% 2/3/15	EUR	500	760
8% 1/15/18		2,681	2,981
8.25% 1/20/34		5,500	6,672
8.75% 2/4/25		5,440	6,746
10.5% 7/14/14		1,920	2,445
11% 8/17/40		25,250	33,494
12.25% 3/6/30		8,150	13,529
12.5% 1/5/16	BRL	2,720	1,445
12.75% 1/15/20		4,685	7,309
Canadian Government:
4.5% 9/1/07	CAD	27,000	23,204
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Canadian Government: - continued
5.25% 6/1/12	CAD	50,300	$ 45,723
5.5% 6/1/09	CAD	10,500	9,316
5.75% 6/1/29	CAD	9,750	10,270
Central Bank of Nigeria:
promissory note 5.092% 1/5/10		2,098	1,988
warrants 11/15/20 (j)		2,750	556
City of Kiev 8.75% 8/8/08		1,950	2,021
Colombian Republic:
7.375% 9/18/37		575	617
11.75% 2/25/20		1,800	2,615
Dominican Republic:
Brady 6.2725% 8/30/09 (h)		1,924	1,920
6.1875% 8/30/24 (h)		12,723	12,659
9.04% 1/23/18 (g)		1,787	2,045
9.5% 9/27/11		6,044	6,491
Ecuador Republic:
10% 8/15/30 (Reg. S)		11,915	8,817
12% 11/15/12 (Reg. S)		2,566	2,002
euro par 5% 2/28/25		1,580	1,153
Finnish Government 3.875% 9/15/17	EUR	49,700	64,977
French Government:
OAT 5.5% 4/25/29	EUR	4,200	6,645
3% 1/12/10	EUR	2,200	2,830
3.25% 4/25/16	EUR	59,295	73,858
3.5% 7/12/11	EUR	69,250	89,733
4% 4/25/55	EUR	750	976
German Federal Republic 3.5% 9/12/08	EUR	16,500	21,642
Indonesian Republic:
6.75% 3/10/14		3,375	3,531
7.25% 4/20/15 (g)		2,200	2,384
7.25% 4/20/15		650	704
Islamic Republic of Pakistan 7.125% 3/31/16 (g)		2,490	2,621
Japan Government:
0.3552% 1/29/07	JPY	200,000	1,679
0.9% 12/22/08	JPY	1,370,000	11,533
1% 11/20/20 (h)	JPY	1,300,000	10,514
1.03% 7/20/20 (h)	JPY	1,125,000	8,877
1.4% 3/21/11	JPY	975,000	8,277
1.5% 3/20/14	JPY	865,000	7,280
1.8% 3/20/16	JPY	2,072,000	17,662
2.4% 12/20/34	JPY	1,500,000	12,891
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Japan Government: - continued
Real Return Bond 1.1% 12/10/16	JPY	3,895,000	$ 32,505
Lebanon, Republic of:
7.125% 3/5/10		360	344
7.875% 5/20/11 (Reg. S)		3,995	3,915
8.6044% 11/30/09 (g)(h)		2,180	2,150
8.6044% 11/30/09 (h)		9,170	9,043
Pakistan International Sukuk Co. Ltd. 7.76% 1/27/10 (h)		5,110	5,282
Peruvian Republic:
3% 3/7/27 (f)		900	669
6.25% 3/7/27 (h)		1,545	1,514
7.35% 7/21/25		1,550	1,748
euro Brady past due interest 5% 3/7/17 (h)		9,519	9,443
Philippine Republic:
8.25% 1/15/14		7,120	8,028
8.375% 2/15/11		3,140	3,438
8.875% 3/17/15		4,860	5,753
9% 2/15/13		7,480	8,621
9.875% 1/15/19		6,725	8,776
10.625% 3/16/25		4,595	6,588
Republic of Iraq 5.8% 1/15/28 (g)		3,780	2,466
Republic of Serbia 3.75% 11/1/24 (f)(g)		695	646
Russian Federation:
5% 3/31/30 (f)(g)		3,900	4,407
5% 3/31/30 (Reg. S) (f)		31,000	35,030
12.75% 6/24/28 (Reg. S)		5,820	10,534
State of Qatar 9.75% 6/15/30 (Reg. S)		4,785	7,113
Turkish Republic:
0% 4/9/08	TRY	5,080	2,820
6.875% 3/17/36		1,475	1,414
7% 9/26/16		8,140	8,303
7.375% 2/5/25		2,030	2,081
11% 1/14/13		16,435	20,215
11.75% 6/15/10		8,370	9,877
11.875% 1/15/30		9,035	13,948
Ukraine Cabinet of Ministers 6.58% 11/21/16 (g)		3,190	3,187
Ukraine Government:
(Reg. S) 6.875% 3/4/11		2,650	2,726
8.9025% 8/5/09 (h)		10,650	11,278
United Kingdom, Great Britain & Northern Ireland:
4.25% 3/7/11	GBP	12,500	23,755
4.25% 6/7/32	GBP	850	1,657
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
United Kingdom, Great Britain & Northern Ireland: - continued
4.25% 3/7/36	GBP	9,150	$ 18,057
4.75% 6/7/10	GBP	250	484
4.75% 9/7/15	GBP	7,280	14,220
5% 3/7/25	GBP	5,170	10,755
8% 6/7/21	GBP	7,800	20,600
United Mexican States:
7.5% 4/8/33		8,085	9,520
8.3% 8/15/31		12,535	16,026
9% 12/20/12	MXN	26,560	2,655
11.5% 5/15/26		2,630	4,254
Uruguay Republic:
5% 9/14/18	UYU	40,412	1,822
7.625% 3/21/36		575	633
8% 11/18/22		5,947	6,749
Venezuelan Republic:
oil recovery rights 4/15/20 (j)		3,260	106
5.75% 2/26/16		5,125	4,843
6% 12/9/20		2,165	2,019
6.3738% 4/20/11 (h)		6,265	6,202
7% 12/1/18 (Reg. S)		1,590	1,638
7.65% 4/21/25		2,500	2,728
9.25% 9/15/27		3,950	5,044
9.375% 1/13/34		3,235	4,290
10.75% 9/19/13		5,560	6,881
13.625% 8/15/18		6,155	9,433
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (f)		1,890	1,630
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $971,294)			1,026,635
Common Stocks - 0.4%
	Shares
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Intermet Corp. (a)(k)	113,725	206
Diversified Consumer Services - 0.1%
Coinmach Service Corp. unit	330,000	6,072
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. unit	165,925	$ 3,153
Media - 0.2%
NTL, Inc.	383,119	9,670
NTL, Inc. warrants 1/13/11 (a)	6	0
		9,670
TOTAL CONSUMER DISCRETIONARY		19,101
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (a)(g)	895	2
TOTAL COMMON STOCKS (Cost $11,915)		19,103
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	6,600	239
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,690	1,876
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	1,260	1,300
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	119	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,177
TOTAL PREFERRED STOCKS (Cost $3,135)		3,416
Floating Rate Loans - 4.3%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.2%
Dana Corp. term loan 7.55% 4/13/08 (h)		$ 340	$ 340
Lear Corp. term loan 7.8656% 4/25/12 (h)		2,463	2,466
The Goodyear Tire & Rubber Co.:
Tranche 2, term loan 8.14% 4/30/10 (h)		2,235	2,269
Tranche 3, term loan 8.89% 3/1/11 (h)		3,550	3,603
			8,678
Automobiles - 0.7%
AM General LLC:
LOC 8.35% 9/30/12 (h)		132	133
term loan B 8.3633% 9/30/13 (h)		3,968	3,998
Ford Motor Co. term loan 8.36% 12/15/13 (h)		25,130	25,161
General Motors Corp. term loan 7.745% 11/29/13 (h)		980	982
			30,274
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B, term loan 9.5% 3/31/08 (h)		1,800	1,746
Media - 0.3%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (h)		6,242	6,273
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (h)		6,348	6,344
Riverdeep Interactive Learning USA, Inc. term loan:
8.1% 12/21/13 (h)		620	622
11.0656% 12/21/07 (h)		1,540	1,540
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (h)		525	526
Tranche K2, term loan 7.64% 12/31/13 (h)		525	526
			15,831
Multiline Retail - 0.1%
Neiman Marcus Group, Inc. term loan 7.6022% 4/6/13 (h)		2,316	2,328
Specialty Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (h)		3,643	3,670
Sally Holdings LLC Tranche B, term loan 7.87% 11/10/13 (h)		748	750
Toys 'R' US, Inc. term loan 8.3494% 12/9/08 (h)		6,110	6,148
			10,568
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (h)		$ 1,650	$ 1,697
term loan B1 7.681% 9/5/13 (h)		4,917	4,973
			6,670
TOTAL CONSUMER DISCRETIONARY			76,095
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc. Tranche B, term loan 6.875% 6/5/13 (h)		1,142	1,146
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Coffeyville Resources LLC:
Credit-Linked Deposit 8.36% 12/21/13 (h)		532	535
Tranche D, term loan 8.36% 12/21/13 (h)		2,748	2,765
Helix Energy Solutions Group, Inc. term loan 7.4524% 7/1/13 (h)		1,367	1,368
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (h)		5,440	5,481
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (h)		540	541
term loan:
7.6% 10/31/07 (h)		1,650	1,650
7.6237% 10/31/12 (h)		2,222	2,227
			14,567
FINANCIALS - 0.4%
Diversified Financial Services - 0.3%
MGM Holdings II, Inc. Tranche B, term loan 8.6138% 4/8/12 (h)		2,293	2,281
Olympus Cable Holdings LLC Tranche B, term loan 10.25% 9/30/10 (h)		5,220	5,063
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.1001% 4/18/12 (h)		3,530	3,525
Tranche C, term loan 7.1004% 4/18/12 (h)		2,046	2,044
			12,913
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Capital Automotive (REIT) Tranche B, term loan 7.1% 12/16/10 (h)		$ 3,554	$ 3,576
Newkirk Master LP Tranche B, term loan 7.0994% 8/11/08 (h)		131	131
			3,707
TOTAL FINANCIALS			16,620
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
DaVita, Inc. Tranche B, term loan 7.4216% 10/5/12 (h)		4,414	4,447
HCA, Inc. Tranche B, term loan 7.8638% 11/17/13 (h)		14,620	14,803
			19,250
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.6% 9/29/13 (h)		170	171
Tranche 2LN, term loan 11.125% 3/28/14 (h)		70	72
			243
Airlines - 0.2%
Delta Air Lines, Inc.:
Tranche B, term loan 10.1181% 3/16/08 (h)		250	254
Tranche C, term loan 12.8681% 3/16/08 (h)		4,010	4,120
UAL Corp.:
Tranche B, term loan 9.12% 2/1/12 (h)		3,230	3,250
Tranche DD, term loan 9.125% 2/1/12 (h)		461	464
			8,088
Building Products - 0.0%
Mueller Group, Inc. term loan 7.373% 10/3/12 (h)		143	144
Commercial Services & Supplies - 0.0%
Allied Waste Industries, Inc.:
term loan 7.1623% 1/15/12 (h)		478	480
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (h)		212	213
			693
Industrial Conglomerates - 0.0%
Walter Industries, Inc. term loan 7.3305% 10/3/12 (h)		111	111
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.0%
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (h)		$ 80	$ 80
Road & Rail - 0.1%
Hertz Corp.:
Credit-Linked Deposit 7.365% 12/21/12 (h)		143	144
Tranche B, term loan 7.5054% 12/21/12 (h)		1,139	1,147
Laidlaw International, Inc. Class B, term loan 7.11% 7/31/13 (h)		698	702
			1,993
TOTAL INDUSTRIALS			11,352
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Instruments - 0.0%
Sanmina-SCI Corp. term loan 7.9375% 1/31/08 (h)		640	641
IT Services - 0.2%
Affiliated Computer Services, Inc. Tranche B2, term loan 7.3597% 3/20/13 (h)		3,642	3,646
SunGard Data Systems, Inc. Tranche B, term loan 7.8753% 2/10/13 (h)		5,274	5,333
			8,979
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc. term loan 7.62% 12/31/13 (h)		4,299	4,337
Freescale Semiconductor, Inc. term loan 7.3694% 12/1/13 (h)		5,130	5,162
			9,499
TOTAL INFORMATION TECHNOLOGY			19,119
MATERIALS - 0.5%
Chemicals - 0.1%
Lyondell Chemical Co. term loan 7.1213% 8/13/13 (h)		4,968	4,992
Momentive Performance Materials, Inc. Tranche B1, term loan 7.625% 12/4/13 (h)		1,040	1,041
			6,033
Metals & Mining - 0.1%
Aleris International, Inc. term loan 8.125% 12/19/13 (h)		2,820	2,831
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.3%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (h)		$ 11,761	$ 11,835
TOTAL MATERIALS			20,699
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Wind Telecomunicazioni Spa:
term loan 12.54% 12/21/11 (h)		3,410	3,457
Tranche 2, term loan 11.62% 3/21/15 (h)		2,840	2,954
Tranche B, term loan 8.1684% 9/21/13 (h)		1,420	1,427
Tranche C, term loan 8.6684% 9/21/14 (h)		1,420	1,427
Windstream Corp. Class B, term loan 7.12% 7/17/13 (h)		4,510	4,538
			13,803
Wireless Telecommunication Services - 0.0%
Leap Wireless International, Inc. Tranche B, term loan 8.1138% 6/16/13 (h)		627	632
MetroPCS Wireless, Inc. Tranche B, term loan 7.875% 11/3/13 (h)		1,456	1,464
			2,096
TOTAL TELECOMMUNICATION SERVICES			15,899
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Boston Generating LLC:
Credit-Linked Deposit 7.6156% 12/21/13 (h)		219	220
Tranche 1LN, revolver loan 7.6156% 12/21/13 (h)		61	62
Tranche 2LN, term loan 9.6% 6/20/14 (h)		210	215
Tranche B 1LN, term loan 7.6% 12/21/13 (h)		990	993
NRG Energy, Inc.:
Credit-Linked Deposit 7.3637% 2/1/13 (h)		2,208	2,222
term loan 7.3638% 2/1/13 (h)		2,890	2,908
			6,620
TOTAL FLOATING RATE LOANS (Cost $199,764)			201,367
Sovereign Loan Participations - 0.1%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Indonesian Republic loan participation:
- Barclays Bank 6.25% 3/28/13 (h)		$ 184	$ 182
- Citibank 6.25% 3/28/13 (h)		644	636
- Credit Suisse First Boston 6.25% 3/28/13 (h)		2,892	2,856
- Deutsche Bank:
1.407% 3/28/13 (h)	JPY	79,321	626
6.25% 3/28/13 (h)		827	817
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $4,738)			5,117
Commercial Paper - 0.0%

GPB Finance Public Ltd. 4.4% 6/5/07 (Cost $1,935)	EUR	1,500	1,944
Fixed-Income Funds - 2.9%
	Shares
Fidelity Floating Rate Central Fund (i) (Cost $137,584)	1,371,798	138,003
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.37% (b) (Cost $306,761)	306,761,493	306,761
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $4,530,961)		4,659,758
NET OTHER ASSETS - 0.5%		23,151
NET ASSETS - 100%		$ 4,682,909
Currency Abbreviations
ARS	-	Argentine peso
BRL	-	Brazilian real
CAD	-	Canadian dollar
EGP	-	Egyptian pound
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
PEN	-	Peruvian new sol
RUB	-	Russian ruble
TRY	-	New Turkish Lira
UYU	-	Uruguay peso
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $393,181,000 or 8.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(j) Quantity represents share amount.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $206,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Intermet Corp.	11/9/05	$ 2,153
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 13,416
Fidelity Floating Rate Central Fund	7,076
Total	$ 20,492

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 82,231	$ 55,345	$ -	$ 138,003	7.6%
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.3%
France	3.7%
Canada	2.8%
United Kingdom	2.8%
Japan	2.6%
Brazil	2.4%
Argentina	1.9%
Luxembourg	1.5%
Finland	1.4%
Turkey	1.3%
Russia	1.2%
Mexico	1.2%
Venezuela	1.1%
Philippines	1.0%
Others (individually less than 1%)	7.8%
100.0%
The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,086,616)	$ 4,214,994
Fidelity Central Funds (cost $444,345)	444,764
Total Investments (cost $4,530,961)		$ 4,659,758
Cash		8,427
Foreign currency held at value (cost $2,941)		2,947
Receivable for investments sold		3,523
Receivable for fund shares sold		12,789
Dividends receivable		83
Interest receivable		63,938
Prepaid expenses		20
Other receivables		49
Total assets		4,751,534

Liabilities
Payable for investments purchased	$ 46,556
Payable for fund shares redeemed	13,723
Distributions payable	3,776
Accrued management fee	2,203
Distribution fees payable	1,362
Other affiliated payables	746
Other payables and accrued expenses	259
Total liabilities		68,625

Net Assets		$ 4,682,909
Net Assets consist of:
Paid in capital		$ 4,540,355
Undistributed net investment income		8,150
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,441
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		128,963
Net Assets		$ 4,682,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($954,151 ÷ 81,122 shares)	$ 11.76

Maximum offering price per share (100/95.25 of $11.76)	$ 12.35
Class T: Net Asset Value and redemption price per share ($2,048,891 ÷ 174,257 shares)	$ 11.76

Maximum offering price per share (100/96.50 of $11.76)	$ 12.19
Class B: Net Asset Value and offering price per share ($342,117 ÷ 29,028 shares)A	$ 11.79

Class C: Net Asset Value and offering price per share ($682,639 ÷ 58,130 shares)A	$ 11.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($655,111 ÷ 55,244 shares)	$ 11.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2006

Investment Income
Dividends		$ 1,569
Interest		224,969
Income from Fidelity Central Funds		20,492
Total income		247,030

Expenses
Management fee	$ 22,896
Transfer agent fees	6,787
Distribution fees	14,461
Accounting fees and expenses	1,303
Custodian fees and expenses	338
Independent trustees' compensation	13
Registration fees	512
Audit	86
Legal	43
Miscellaneous	30
Total expenses before reductions	46,469
Expense reductions	(110)	46,359
Net investment income		200,671
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,669
Foreign currency transactions	(100)
Total net realized gain (loss)		25,569
Change in net unrealized appreciation (depreciation) on: Investment securities	65,199
Assets and liabilities in foreign currencies	323
Total change in net unrealized appreciation (depreciation)		65,522
Net gain (loss)		91,091
Net increase (decrease) in net assets resulting from operations		$ 291,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 200,671	$ 137,169
Net realized gain (loss)	25,569	7,920
Change in net unrealized appreciation (depreciation)	65,522	(65,133)
Net increase (decrease) in net assets resulting from operations	291,762	79,956
Distributions to shareholders from net investment income	(195,256)	(132,248)
Distributions to shareholders from net realized gain	(17,694)	(36,255)
Total distributions	(212,950)	(168,503)
Share transactions - net increase (decrease)	1,127,698	1,236,680
Total increase (decrease) in net assets	1,206,510	1,148,133

Net Assets
Beginning of period	3,476,399	2,328,266
End of period (including undistributed net investment income of $8,150 and undistributed net investment income of $1,435, respectively)	$ 4,682,909	$ 3,476,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.93	$ 11.63	$ 10.34	$ 10.11
Income from Investment Operations
Net investment income C	.600	.571	.600	.617	.668
Net realized and unrealized gain (loss)	.248	(.255)	.445	1.321	.214
Total from investment operations	.848	.316	1.045	1.938	.882
Distributions from net investment income	(.583)	(.551)	(.575)	(.648)	(.652)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.628)	(.706)	(.745)	(.648)	(.652)
Net asset value, end of period	$ 11.76	$ 11.54	$ 11.93	$ 11.63	$ 10.34
Total Return A, B	7.54%	2.75%	9.31%	19.20%	9.09%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.99%	1.00%	1.01%	1.04%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	1.01%	1.04%
Expenses net of all reductions	.97%	.99%	1.00%	1.00%	1.04%
Net investment income	5.18%	4.92%	5.20%	5.58%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 954	$ 647	$ 372	$ 187	$ 57
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.92	$ 11.62	$ 10.33	$ 10.11
Income from Investment Operations
Net investment income C	.594	.564	.593	.604	.660
Net realized and unrealized gain (loss)	.248	(.245)	.443	1.322	.203
Total from investment operations	.842	.319	1.036	1.926	.863
Distributions from net investment income	(.577)	(.544)	(.566)	(.636)	(.643)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.622)	(.699)	(.736)	(.636)	(.643)
Net asset value, end of period	$ 11.76	$ 11.54	$ 11.92	$ 11.62	$ 10.33
Total Return A, B	7.49%	2.77%	9.23%	19.09%	8.89%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.05%	1.07%	1.11%	1.13%
Expenses net of fee waivers, if any	1.02%	1.05%	1.07%	1.11%	1.13%
Expenses net of all reductions	1.02%	1.05%	1.07%	1.11%	1.13%
Net investment income	5.13%	4.86%	5.13%	5.47%	6.57%
Supplemental Data
Net assets, end of period (in millions)	$ 2,049	$ 1,427	$ 808	$ 515	$ 279
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 11.95	$ 11.65	$ 10.35	$ 10.12
Income from Investment Operations
Net investment income C	.511	.486	.513	.533	.595
Net realized and unrealized gain (loss)	.247	(.249)	.441	1.330	.212
Total from investment operations	.758	.237	.954	1.863	.807
Distributions from net investment income	(.493)	(.462)	(.484)	(.563)	(.577)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.538)	(.617)	(.654)	(.563)	(.577)
Net asset value, end of period	$ 11.79	$ 11.57	$ 11.95	$ 11.65	$ 10.35
Total Return A, B	6.70%	2.06%	8.45%	18.38%	8.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.78%	1.78%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.75%	1.78%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.75%	1.78%	1.77%	1.78%
Net investment income	4.40%	4.16%	4.42%	4.81%	5.91%
Supplemental Data
Net assets, end of period (in millions)	$ 342	$ 342	$ 319	$ 287	$ 147
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.53	$ 11.91	$ 11.61	$ 10.32	$ 10.10
Income from Investment Operations
Net investment income C	.503	.475	.505	.525	.585
Net realized and unrealized gain (loss)	.238	(.246)	.444	1.320	.204
Total from investment operations	.741	.229	.949	1.845	.789
Distributions from net investment income	(.486)	(.454)	(.479)	(.555)	(.569)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.531)	(.609)	(.649)	(.555)	(.569)
Net asset value, end of period	$ 11.74	$ 11.53	$ 11.91	$ 11.61	$ 10.32
Total Return A, B	6.57%	1.99%	8.43%	18.24%	8.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.82%	1.84%	1.87%
Expenses net of fee waivers, if any	1.81%	1.82%	1.82%	1.84%	1.87%
Expenses net of all reductions	1.81%	1.82%	1.82%	1.84%	1.87%
Net investment income	4.34%	4.09%	4.37%	4.74%	5.83%
Supplemental Data
Net assets, end of period (in millions)	$ 683	$ 540	$ 405	$ 277	$ 68
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.63	$ 12.02	$ 11.71	$ 10.40	$ 10.17
Income from Investment Operations
Net investment income B	.627	.599	.627	.635	.685
Net realized and unrealized gain (loss)	.252	(.262)	.449	1.338	.210
Total from investment operations	.879	.337	1.076	1.973	.895
Distributions from net investment income	(.604)	(.572)	(.596)	(.663)	(.665)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.649)	(.727)	(.766)	(.663)	(.665)
Net asset value, end of period	$ 11.86	$ 11.63	$ 12.02	$ 11.71	$ 10.40
Total Return A	7.76%	2.91%	9.53%	19.44%	9.17%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.81%	.81%	.87%	.92%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.87%	.92%
Expenses net of all reductions	.79%	.80%	.81%	.87%	.92%
Net investment income	5.36%	5.10%	5.38%	5.71%	6.78%
Supplemental Data
Net assets, end of period (in millions)	$ 655	$ 520	$ 424	$ 291	$ 120
Portfolio turnover rate D	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Strategic Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 162,944
Unrealized depreciation	(28,230)
Net unrealized appreciation (depreciation)	134,714
Undistributed long-term capital gain	4,548

Cost for federal income tax purposes	$ 4,525,044

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 199,188	$ 148,980
Long-term Capital Gains	13,762	19,523
Total	$ 212,950	$ 168,503

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities, aggregated $2,823,283 and $2,154,273, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 1,174	$ 34
Class T	0%	.25%	4,280	188
Class B	.65%	.25%	3,030	2,189
Class C	.75%	.25%	5,977	1,750
			$ 14,461	$ 4,161

On January 18, 2007, the Board of Trustees approved an increase in Class A's service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

On January 18, 2007, the Board of Trustees approved a change in Class A and Class T's front-end sales charge. Effective April 1, 2007, FDC will receive a front-end sales charge of up to 4.00% for selling Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 736
Class T	213
Class B *	730
Class C *	116
$ 1,795

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,518.19
Class T	2,446.14
Class B	791.23
Class C	1,070.18
Institutional Class	962.16
	$ 6,787

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request. Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments, Repurchase Agreements, Restricted Securities

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 44

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12
Class T	3
Institutional Class	1
$ 16

7. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Class A	$ 39,561	$ 24,357
Class T	85,776	53,100
Class B	14,254	13,236
Class C	25,171	18,751
Institutional Class	30,494	22,804
Total	$ 195,256	$ 132,248
From net realized gain
Class A	$ 3,611	$ 6,205
Class T	7,750	13,720
Class B	1,297	4,302
Class C	2,586	6,019
Institutional Class	2,450	6,009
Total	$ 17,694	$ 36,255

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005	2006	2005
Class A
Shares sold	40,212	35,042	$ 466,984	$ 408,757
Reinvestment of distributions	3,038	2,123	35,402	24,731
Shares redeemed	(18,183)	(12,325)	(210,949)	(143,648)
Net increase (decrease)	25,067	24,840	$ 291,437	$ 289,840
Class T
Shares sold	77,408	73,391	$ 898,907	$ 855,542
Reinvestment of distributions	7,566	5,375	88,116	62,638
Shares redeemed	(34,402)	(22,830)	(398,985)	(265,605)
Net increase (decrease)	50,572	55,936	$ 588,038	$ 652,575
Class B
Shares sold	6,165	8,646	$ 71,729	$ 100,980
Reinvestment of distributions	980	1,104	11,432	12,908
Shares redeemed	(7,683)	(6,915)	(89,296)	(80,693)
Net increase (decrease)	(538)	2,835	$ (6,135)	$ 33,195
Class C
Shares sold	20,716	20,463	$ 240,191	$ 238,454
Reinvestment of distributions	1,708	1,502	19,867	17,494
Shares redeemed	(11,121)	(9,092)	(128,793)	(105,690)
Net increase (decrease)	11,303	12,873	$ 131,265	$ 150,258
Institutional Class
Shares sold	32,933	15,959	$ 385,367	$ 187,439
Reinvestment of distributions	2,240	2,098	26,269	24,620
Shares redeemed	(24,654)	(8,622)	(288,543)	(101,247)
Net increase (decrease)	10,519	9,435	$ 123,093	$ 110,812

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Income Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR (2006) and FMR Co., Inc. (2006).

Derek L. Young (42)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Young also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Young worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager. Mr. Young also serves as Vice President of FMR and FMR Co., Inc (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Strategic Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/05/07	02/02/07	$0.02

Class T	02/05/07	02/02/07	$0.02

Class B	02/05/07	02/02/07	$0.02

Class C	02/05/07	02/02/07	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $18,811,913 or, if subsequently determined to be different, the net capital gain of such year.

A total of 11.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,548,019 of distributions paid during the period January 1, 2006 to December 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

SI-UANN-0207
1.787727.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity ® Advisor

Strategic Income
Fund - Institutional Class

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We have seen consistently strong performance from stocks and bonds of late, and some relief in energy prices, but the housing market slowdown bears watching for how it might affect the consumer. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.76%	9.63%	7.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Income Fund - Institutional Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch U.S. High Yield Master II Constrained Index replaced the Merrill Lynch U.S. High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young and Christopher Sharpe, Lead Co-Managers of Fidelity® Advisor Strategic Income Fund

Rising global interest rates and inflation concerns tempered the performance of investment-grade and higher-risk debt in first half of 2006. But the second half proved much kinder, thanks to a sharp decline in oil prices, continued strong corporate earnings and the U.S. central bank's pause in its two-year campaign of interest rate hikes. Against this backdrop, U.S. high-yield bonds fared best. Their lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Emerging-markets debt had the next-best showing in 2006, as the J.P. Morgan Emerging Markets Bond Index Global rose 9.88%. The Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 8.53%. In general, international securities benefited from the U.S. dollar's decline against most major foreign currencies. The U.S. government debt market had only a modest return of 3.48% as measured by the Lehman Brothers® Government Bond Index.

For the past year, the fund's Institutional Class shares returned 7.76%, versus 8.10% for the Fidelity Strategic Income Composite Index. Each of the fund's asset classes had positive absolute returns, and all of the fund's performance versus the index came from favorable security selection. Our subportfolio managers beat their individual benchmarks in each of the asset classes except developed-country debt. A defensive asset allocation strategy of modestly underweighting all of the asset classes created a cash position that was more than 6% of assets at period end, which contributed to the portfolio's absolute results and improved its risk profile, but hurt relative performance. The biggest boosts came from the high-yield and emerging-markets subportfolios, led by good security selection and market selection, respectively. The U.S. government debt category benefited from an out-of-index allocation to strong performing mortgage securities. The developed-markets subportfolio had strong absolute returns, aided in part by favorable currency movements, but fell short of its benchmark due to poor issue selection in Japan.

Note to shareholders: As of January 1, 2006, the fund's primary benchmark - and the high-yield component of its Composite index - changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the high-yield subportfolio's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Class A
Actual	$ 1,000.00	$ 1,061.20	$ 4.99 **
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89 **
Class T
Actual	$ 1,000.00	$ 1,061.00	$ 5.25
Hypothetical A	$ 1,000.00	$ 1,020.11	$ 5.14
Class B
Actual	$ 1,000.00	$ 1,057.80	$ 9.08
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class C
Actual	$ 1,000.00	$ 1,056.90	$ 9.28
Hypothetical A	$ 1,000.00	$ 1,016.18	$ 9.10
Institutional Class
Actual	$ 1,000.00	$ 1,062.50	$ 4.05
Hypothetical A	$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.96% **
Class T	1.01%
Class B	1.75%
Class C	1.79%
Institutional Class	.78%

** If fees and changes to voluntary expense limitations, effective April 1, 2007 had been in effect during the period, the annualized expense ratio would have been 1.06% and the expenses paid in the actual and hypothetical example above would have been $5.51 and $5.40, respectively.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	13.2	14.6
Fannie Mae	10.8	8.2
Freddie Mac	4.3	3.7
French Government	3.7	2.7
Japan Government	2.5	2.1
	34.5
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	8.7	10.2
Financials	6.0	5.1
Telecommunication Services	5.9	6.8
Energy	5.1	5.1
Information Technology	4.6	4.4
Quality Diversification (% of fund's net assets)
As of December 31, 2006 *	As of June 30, 2006 * *
U.S. Government and U.S. Government Agency Obligations 28.9%	U.S. Government and U.S. Government Agency Obligations 27.0%
AAA, AA, A 14.1%	AAA, AA, A 12.5%
BBB 4.7%	BBB 4.5%
BB 17.7%	BB 17.5%
B 19.2%	B 19.9%
CCC, CC, C 4.7%	CCC, CC, C 5.9%
D 0.1%	D 0.0%
Not Rated 3.0%	Not Rated 2.3%
Equities 0.5%	Equities 0.8%
Short-Term Investments and Net Other Assets 7.1%	Short-Term Investments and Net Other Assets 9.6%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Asset Allocation (% of fund's net assets)
As of December 31, 2006		As of June 30, 2006
	Corporate Bonds 33.9%	Corporate Bonds 35.3%
	U.S. Government and U.S. Government Agency Obligations 28.9%	U.S. Government and U.S. Government Agency Obligations 26.9%
	Foreign Government & Government Agency Obligations 21.9%	Foreign Government & Government Agency Obligations 21.6%
	Floating Rate Loans 6.8%	Floating Rate Loans 5.1%
	Stocks 0.5%	Stocks 0.8%
	Other Investments 0.9%	Other Investments 0.7%
	Short-Term Investments and Net Other Assets 7.1%	Short-Term Investments and Net Other Assets* * * 9.6%
* Foreign investments	32.7%	* * Foreign investments	31.4%
* * * Includes short-term foreign government obligations of .2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments December 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 33.5%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75% 2/15/30		$ 6,685	$ 4,161
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. 0% 4/15/24		450	444
TOTAL CONVERTIBLE BONDS			4,605
Nonconvertible Bonds - 33.4%
CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.4%
Affinia Group, Inc. 9% 11/30/14		5,910	5,792
Delco Remy International, Inc.:
9.375% 4/15/12		590	215
11% 5/1/09		695	281
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,753	4,011
11% 2/15/13		2,988	3,268
Visteon Corp. 7% 3/10/14		4,185	3,651
			17,218
Automobiles - 0.4%
Fiat Finance & Trade Ltd. 5.625% 11/15/11	EUR	1,300	1,766
General Motors Corp.:
8.375% 7/5/33	EUR	1,000	1,271
8.375% 7/15/33		14,900	13,745
			16,782
Diversified Consumer Services - 0.1%
Affinion Group, Inc. 11.5% 10/15/15		2,990	3,162
Hotels, Restaurants & Leisure - 1.2%
Carrols Corp. 9% 1/15/13		4,095	4,177
Gaylord Entertainment Co.:
6.75% 11/15/14		3,690	3,662
8% 11/15/13		920	957
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14		2,935	2,869
Mandalay Resort Group:
6.375% 12/15/11		4,220	4,199
6.5% 7/31/09		1,995	2,015
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM Mirage, Inc.:
6% 10/1/09		$ 1,050	$ 1,049
6.625% 7/15/15		3,140	3,026
6.75% 9/1/12		1,310	1,284
6.75% 4/1/13		2,230	2,180
6.875% 4/1/16		8,230	7,880
8.5% 9/15/10		435	465
Mohegan Tribal Gaming Authority 6.875% 2/15/15		2,140	2,145
Penn National Gaming, Inc. 6.75% 3/1/15		470	462
Scientific Games Corp. 6.25% 12/15/12		660	642
Six Flags, Inc.:
9.625% 6/1/14		255	237
9.75% 4/15/13		2,435	2,283
Speedway Motorsports, Inc. 6.75% 6/1/13		3,495	3,495
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		3,328	2,895
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		2,555	2,737
Vail Resorts, Inc. 6.75% 2/15/14		5,060	5,066
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)		1,070	757
9% 1/15/12		575	595
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (g)		445	472
Wheeling Island Gaming, Inc. 10.125% 12/15/09		735	749
			56,298
Household Durables - 0.2%
D.R. Horton, Inc. 7.875% 8/15/11		170	182
Fortune Brands, Inc. 4% 1/30/13	EUR	1,100	1,380
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15		1,120	1,061
7.75% 5/15/13		1,925	1,901
Meritage Homes Corp. 6.25% 3/15/15		1,790	1,701
Urbi, Desarrollos Urbanos, SA de CV 8.5% 4/19/16 (g)		3,060	3,305
			9,530
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12		720	713
Media - 2.8%
AMC Entertainment, Inc. 11% 2/1/16		2,610	2,923
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Cablemas SA de CV 9.375% 11/15/15		$ 2,965	$ 3,258
CanWest Media, Inc. 8% 9/15/12		860	897
Charter Communications Holdings I LLC 11.75% 5/15/14		830	743
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15		3,988	4,068
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10		3,850	4,038
10.25% 9/15/10		2,720	2,836
CSC Holdings, Inc.:
7.25% 4/15/12 (g)(h)		7,060	6,936
7.625% 4/1/11		2,580	2,638
7.625% 7/15/18		11,770	11,461
7.875% 2/15/18		11,120	11,176
EchoStar Communications Corp.:
6.375% 10/1/11		3,705	3,677
6.625% 10/1/14		9,095	8,857
7% 10/1/13		3,800	3,791
7.125% 2/1/16		4,615	4,609
Globo Communicacoes e Partcipacoes LTDA 9.375%		13,075	13,418
Haights Cross Communications, Inc. 0% 8/15/11 (e)		1,550	984
iesy Repository GmbH 10.375% 2/15/15 (g)		2,970	2,844
Liberty Media Corp.:
8.25% 2/1/30		1,480	1,451
8.5% 7/15/29		8,890	8,939
Livent, Inc. yankee 9.375% 10/15/04 (c)		300	3
MediMedia USA, Inc. 11.375% 11/15/14 (g)		850	890
Net Servicos de Communicacao SA 9.25% 12/31/49 (g)		3,110	3,177
PanAmSat Corp.:
6.375% 1/15/08		490	490
9% 8/15/14		2,860	3,039
9% 6/15/16 (g)		2,240	2,372
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)		3,280	3,444
10.375% 9/1/14 (g)		14,415	16,037
Sun Media Corp. Canada 7.625% 2/15/13		635	637
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Vertis, Inc. 10.875% 6/15/09		$ 965	$ 967
Videotron Ltee 6.875% 1/15/14		550	551
WPP Group plc 4.375% 12/5/13	EUR	1,250	1,619
			132,770
Specialty Retail - 0.4%
AutoNation, Inc. 7.3738% 4/15/13 (h)		1,000	1,004
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14 (g)		2,215	2,171
Michaels Stores, Inc.:
10% 11/1/14 (g)		4,990	5,152
11.375% 11/1/16 (g)		8,075	8,348
Sally Holdings LLC:
9.25% 11/15/14 (g)		1,460	1,493
10.5% 11/15/16 (g)		2,240	2,290
			20,458
Textiles, Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
8.875% 4/1/16		7,535	7,836
9.75% 1/15/15		3,880	4,171
			12,007
TOTAL CONSUMER DISCRETIONARY			268,938
CONSUMER STAPLES - 0.4%
Food Products - 0.3%
Bertin Ltda 10.25% 10/5/16 (g)		1,685	1,786
Gruma SA de CV 7.75%		3,185	3,281
Hines Nurseries, Inc. 10.25% 10/1/11		370	326
Michael Foods, Inc. 8% 11/15/13		420	436
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		900	943
NPI Merger Corp.:
9.4% 10/15/13 (g)(h)		710	732
10.75% 4/15/14 (g)		820	896
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)		3,250	2,730
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Swift & Co.:
10.125% 10/1/09		$ 915	$ 933
12.5% 1/1/10		1,400	1,428
			13,491
Household Products - 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		260	271
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		470	470
Tobacco - 0.1%
BAT Holdings BV 4.375% 9/15/14	EUR	1,500	1,945
TOTAL CONSUMER STAPLES			16,177
ENERGY - 4.7%
Energy Equipment & Services - 0.6%
CHC Helicopter Corp. 7.375% 5/1/14		6,185	5,984
Complete Production Services, Inc. 8% 12/15/16 (g)		4,670	4,775
Hanover Compressor Co.:
7.5% 4/15/13		530	533
8.625% 12/15/10		490	510
9% 6/1/14		4,260	4,580
Ocean Rig Norway AS 8.375% 7/1/13 (g)		1,020	1,094
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		6,720	8,215
Seabulk International, Inc. 9.5% 8/15/13		3,290	3,561
			29,252
Oil, Gas & Consumable Fuels - 4.1%
ANR Pipeline, Inc.:
7.375% 2/15/24		2,165	2,425
8.875% 3/15/10		2,520	2,643
Atlas Pipeline Partners LP 8.125% 12/15/15		4,710	4,863
Berry Petroleum Co. 8.25% 11/1/16		2,930	2,915
Chaparral Energy, Inc. 8.5% 12/1/15		2,530	2,511
Chesapeake Energy Corp.:
6.5% 8/15/17		8,855	8,623
6.875% 11/15/20		7,280	7,153
7% 8/15/14		865	876
7.5% 6/15/14		850	884
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.: - continued
7.625% 7/15/13		$ 8,300	$ 8,746
Colorado Interstate Gas Co. 6.8% 11/15/15		5,320	5,526
Drummond Co., Inc. 7.375% 2/15/16 (g)		4,000	3,840
El Paso Production Holding Co. 7.75% 6/1/13		4,000	4,140
Encore Acquisition Co. 6.25% 4/15/14		1,500	1,403
Energy Partners Ltd. 8.75% 8/1/10		3,530	3,627
EXCO Resources, Inc. 7.25% 1/15/11		570	561
Forest Oil Corp. 8% 12/15/11		480	498
Gaz Capital SA Luxembourg 5.03% 2/25/14	EUR	1,400	1,859
Harvest Operations Corp. 7.875% 10/15/11		1,170	1,100
Houston Exploration Co. 7% 6/15/13		410	403
InterNorth, Inc. 9.625% 3/15/06 (c)		935	311
Massey Energy Co. 6.875% 12/15/13		6,330	5,950
MOL Hungarian Oil and Gas PLC 3.875% 10/5/15	EUR	700	832
Northwest Pipeline Corp.:
6.625% 12/1/07		285	286
8.125% 3/1/10		400	416
Pan American Energy LLC 7.75% 2/9/12 (g)		5,720	5,906
Peabody Energy Corp.:
7.375% 11/1/16		5,640	6,007
7.875% 11/1/26		5,640	6,063
Pemex Project Funding Master Trust:
5.5% 2/24/25 (g)	EUR	750	992
6.625% 6/15/35		1,745	1,785
7.75%		16,014	16,703
8.625% 2/1/22		5,740	7,132
Petrobras Energia SA 9.375% 10/30/13		1,305	1,470
Petrohawk Energy Corp. 9.125% 7/15/13		6,000	6,270
Petrozuata Finance, Inc.:
7.63% 4/1/09 (g)		5,149	5,129
8.22% 4/1/17 (g)		4,948	4,923
Pogo Producing Co.:
6.875% 10/1/17		4,290	4,118
7.875% 5/1/13		2,605	2,644
Range Resources Corp. 7.375% 7/15/13		2,190	2,234
Ship Finance International Ltd. 8.5% 12/15/13		7,015	6,997
Southern Star Central Corp. 6.75% 3/1/16		1,560	1,574
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (g)		$ 1,220	$ 1,229
Tennessee Gas Pipeline Co.:
7% 10/15/28		550	580
7.5% 4/1/17		7,600	8,269
7.625% 4/1/37		1,035	1,149
8.375% 6/15/32		1,155	1,376
Transcontinental Gas Pipe Line Corp.:
7% 8/15/11		330	342
8.875% 7/15/12		1,455	1,641
Venoco, Inc. 8.75% 12/15/11		1,470	1,452
Vintage Petroleum, Inc. 8.25% 5/1/12		1,000	1,049
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (g)		1,820	1,843
Williams Companies, Inc.:
7.5% 1/15/31		3,600	3,708
7.625% 7/15/19		3,952	4,219
7.75% 6/15/31		230	240
7.875% 9/1/21		1,880	2,012
8.75% 3/15/32		1,245	1,401
YPF SA:
10% 11/2/28		4,210	5,015
yankee 9.125% 2/24/09		1,455	1,533
			189,396
TOTAL ENERGY			218,648
FINANCIALS - 5.3%
Capital Markets - 0.2%
E*TRADE Financial Corp. 7.375% 9/15/13		4,570	4,707
Goldman Sachs Group, Inc. 3.724% 10/4/12 (h)	EUR	1,750	2,317
Mizuho Capital Investment Europe 1 Ltd. 5.02% (h)	EUR	800	1,052
			8,076
Commercial Banks - 1.7%
Banca Popolare di Lodi Investment Trust 6.742% (h)	EUR	1,300	1,862
Banco Nacional de Desenvolvimento Economico e Social 5.167% 6/16/08 (h)		11,200	11,088
Bank of Tokyo-Mitsubishi Ltd. 3.5% 12/16/15 (h)	EUR	1,150	1,468
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
BIE Bank & Trust Ltd. 16.8% 3/13/07	BRL	1,195	$ 559
Caja Madrid SA 3.769% 10/17/16 (h)	EUR	1,500	1,978
Credit Agricole SA 3.742% 9/30/08 (h)	EUR	1,000	1,320
Development Bank of Philippines 8.375% 12/31/49 (h)		3,250	3,437
DnB NORBank ASA 4.5643% 8/11/09 (h)	CAD	1,500	1,291
Dresdner Bank AG 10.375% 8/17/09 (g)		7,615	8,329
European Investment Bank 4% 10/15/37	EUR	2,600	3,312
HBOS Treasury Services PLC 4.5357% 1/19/10 (h)	CAD	1,500	1,290
Inter-American Development Bank 6.625% 4/17/17	PEN	8,100	2,573
JPMorgan Chase Bank 4.375% 11/30/21 (h)	EUR	1,500	1,949
Korea Development Bank (Reg.) 0.87% 6/28/10	JPY	600,000	4,943
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner Bank AG for Kyivstar GSM) (g)		3,585	3,740
Oesterreichische Kontrollbank 3.875% 9/15/16	EUR	5,875	7,613
Rabobank Nederland 4.4% 2/23/07 (h)	CAD	250	214
Russian Standard Finance SA 6.825% 9/16/09	EUR	950	1,254
Shinsei Bank Ltd. 3.75% 2/23/16 (h)	EUR	1,250	1,600
SMFG Finance Ltd. 6.164% 12/18/49 (h)	GBP	600	1,165
Standard Chartered Bank:
3.625% 2/3/17 (f)	EUR	385	489
4.016% 3/28/18 (h)	EUR	1,250	1,647
Sumitomo Mitsui Banking Corp. (Reg. S) 4.375% (h)	EUR	2,000	2,539
TuranAlem Finance BV 6.25% 9/27/11	EUR	1,750	2,320
UBS Luxembourg SA:
8% 2/11/10		5,320	5,525
8.25% 5/23/16		3,170	3,329
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)		3,680	3,967
			80,801
Consumer Finance - 1.5%
ACE Cash Express, Inc. 10.25% 10/1/14 (g)		1,420	1,438
Ford Credit Europe PLC 4.722% 9/30/09 (h)	EUR	1,500	1,938
Ford Motor Credit Co.:
6.625% 6/16/08		7,650	7,645
9.875% 8/10/11		7,610	8,139
General Motors Acceptance Corp.:
6.75% 12/1/14		9,520	9,806
6.875% 9/15/11		5,190	5,320
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
General Motors Acceptance Corp.: - continued
6.875% 8/28/12		$ 6,460	$ 6,633
8% 11/1/31		27,300	31,259
			72,178
Diversified Financial Services - 0.9%
Canada Housing Trust No.1 4.65% 9/15/09	CAD	16,600	14,437
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13		4,520	4,656
Citigroup, Inc. 4.25% 2/25/30 (h)	EUR	1,500	1,837
Dali Capital PLC 8% 9/30/09	RUB	26,200	1,005
DEPFA ACS Bank 3.875% 11/14/16	EUR	4,650	5,976
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		2,056	2,159
Imperial Tobacco Finance 4.375% 11/22/13	EUR	900	1,168
MUFG Capital Finance 2 Ltd. 4.85% (h)	EUR	1,300	1,677
MUFG Capital Finance 3 Ltd. 2.68% (h)	JPY	150,000	1,262
Red Arrow International Leasing 8.375% 6/30/12	RUB	54,567	2,143
TMK Capital SA 8.5% 9/29/09		5,800	6,003
			42,323
Insurance - 0.2%
Amlin PLC 6.5% 12/19/26 (h)	GBP	1,000	1,922
Brit Insurance Holdings PLC 6.625% 12/9/30 (h)	GBP	500	954
Eureko BV 5.125% (h)	EUR	1,500	1,973
Fukoku Mutual Life Insurance Co. 4.5% 9/28/25 (h)	EUR	1,200	1,509
Wuerttembergische Lebens AG 5.375% 6/1/26 (h)	EUR	800	1,026
			7,384
Real Estate Investment Trusts - 0.3%
BF Saul REIT 7.5% 3/1/14		3,400	3,413
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (g)		6,640	6,771
Senior Housing Properties Trust 7.875% 4/15/15		6,211	6,428
			16,612
Real Estate Management & Development - 0.3%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13		6,030	6,030
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
American Real Estate Partners/American Real Estate Finance Corp.: - continued
8.125% 6/1/12		$ 4,955	$ 5,104
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	1,250	1,576
			12,710
Thrifts & Mortgage Finance - 0.2%
Residential Capital Corp.:
6.375% 5/17/13	GBP	500	988
6.875% 6/30/15		7,455	7,728
			8,716
TOTAL FINANCIALS			248,800
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.0%
AmeriPath, Inc. 10.5% 4/1/13		2,805	3,036
CRC Health Group, Inc. 10.75% 2/1/16		1,880	2,040
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11		1,000	1,045
HCA, Inc.:
9.125% 11/15/14 (g)		4,310	4,601
9.25% 11/15/16 (g)		4,390	4,692
9.625% 11/15/16 pay-in-kind (g)		10,995	11,820
Psychiatric Solutions, Inc. 10.625% 6/15/13		197	214
Rural/Metro Corp. 9.875% 3/15/15		1,355	1,408
Skilled Healthcare Group, Inc. 11% 1/15/14 (g)		5,480	6,028
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13		3,040	3,146
U.S. Oncology, Inc. 9% 8/15/12		1,300	1,362
Vanguard Health Holding Co. I 0% 10/1/15 (e)		1,075	833
Vanguard Health Holding Co. II LLC 9% 10/1/14		7,390	7,473
			47,698
Life Sciences Tools & Services - 0.0%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		1,770	1,841
Pharmaceuticals - 0.2%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11		1,585	1,541
Leiner Health Products, Inc. 11% 6/1/12		1,885	1,932
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - continued
VWR International, Inc.:
6.875% 4/15/12		$ 115	$ 116
8% 4/15/14		3,647	3,756
			7,345
TOTAL HEALTH CARE			56,884
INDUSTRIALS - 2.6%
Aerospace & Defense - 0.1%
Bombardier, Inc. 8% 11/15/14 (g)		1,470	1,503
Hexcel Corp. 6.75% 2/1/15		2,350	2,280
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)		1,720	1,931
			5,714
Airlines - 0.5%
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18		88	87
6.9% 7/2/18		661	661
8.312% 10/2/12		451	458
8.388% 5/1/22		770	799
Delta Air Lines, Inc.:
7.9% 12/15/09 (c)		16,400	10,988
8.3% 12/15/29 (c)		2,660	1,782
10% 8/15/08 (c)		750	506
Northwest Airlines Corp. 10% 2/1/09 (c)		3,725	3,520
Northwest Airlines Trust 10.23% 6/21/14		229	237
Northwest Airlines, Inc.:
7.875% 3/15/08 (c)		1,365	1,276
8.875% 6/1/06 (c)		1,355	1,260
10.5% 4/1/09 (c)		170	119
Northwest Airlines, Inc. pass thru trust certificates 7.248% 7/2/14		487	404
			22,097
Commercial Services & Supplies - 0.7%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13		160	158
Allied Security Escrow Corp. 11.375% 7/15/11		2,255	2,300
Allied Waste North America, Inc.:
6.5% 11/15/10		830	830
7.125% 5/15/16		5,645	5,589
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		$ 3,085	$ 2,884
9.25% 5/1/21		680	694
FTI Consulting, Inc.:
7.625% 6/15/13		720	738
7.75% 10/1/16 (g)		1,390	1,439
Mac-Gray Corp. 7.625% 8/15/15		680	689
NCO Group, Inc. 11.875% 11/15/14 (g)		2,930	2,967
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (g)		550	600
West Corp.:
9.5% 10/15/14 (g)		5,850	5,850
11% 10/15/16 (g)		5,850	5,909
			30,647
Construction & Engineering - 0.0%
Blount, Inc. 8.875% 8/1/12		1,250	1,275
Electrical Equipment - 0.1%
General Cable Corp. 9.5% 11/15/10		3,055	3,238
Polypore, Inc. 0% 10/1/12 (e)		1,950	1,555
Sensus Metering Systems, Inc. 8.625% 12/15/13		900	900
			5,693
Machinery - 0.2%
Chart Industries, Inc. 9.125% 10/15/15 (g)		1,160	1,224
Cummins, Inc. 7.125% 3/1/28		2,250	2,302
Invensys PLC 9.875% 3/15/11 (g)		56	60
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14 (g)		2,970	3,089
11.75% 8/1/16 (g)		3,605	3,767
			10,442
Marine - 0.4%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15		539	598
H-Lines Finance Holding Corp. 0% 4/1/13 (e)		1,424	1,324
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (g)		4,460	4,471
OMI Corp. 7.625% 12/1/13		6,125	6,278
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14		1,795	1,741
US Shipping Partners LP 13% 8/15/14 (g)		3,185	3,344
			17,756
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - 0.4%
Hertz Corp. 8.875% 1/1/14 (g)		$ 3,820	$ 4,011
Kansas City Southern de Mexico SA de CV 7.625% 12/1/13 (g)		1,700	1,698
Kansas City Southern Railway Co.:
7.5% 6/15/09		3,165	3,197
9.5% 10/1/08		1,350	1,404
TFM SA de CV 9.375% 5/1/12		6,450	6,885
			17,195
Trading Companies & Distributors - 0.2%
Ahern Rentals, Inc. 9.25% 8/15/13		550	573
Ashtead Holdings PLC 8.625% 8/1/15 (g)		1,190	1,241
Glencore Finance (Europe) SA 5.375% 9/30/11	EUR	800	1,068
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12		3,860	4,207
Penhall International Corp. 12% 8/1/14 (g)		1,515	1,644
			8,733
Transportation Infrastructure - 0.0%
HIT Finance BV 4.875% 10/27/21	EUR	1,000	1,287
TOTAL INDUSTRIALS			120,839
INFORMATION TECHNOLOGY - 3.9%
Communications Equipment - 0.9%
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14		6,290	6,557
L-3 Communications Corp. 6.375% 10/15/15		3,840	3,792
Lucent Technologies, Inc.:
6.45% 3/15/29		14,260	13,191
6.5% 1/15/28		6,810	6,299
Nortel Networks Corp.:
9.6238% 7/15/11 (g)(h)		3,760	3,962
10.125% 7/15/13 (g)		3,730	4,038
10.75% 7/15/16 (g)		3,760	4,108
			41,947
Electronic Equipment & Instruments - 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11		970	999
Celestica, Inc. 7.875% 7/1/11		9,095	9,027
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
NXP BV:
7.875% 10/15/14 (g)		$ 2,110	$ 2,179
8.118% 10/15/13 (g)(h)		2,110	2,139
			14,344
IT Services - 0.8%
Iron Mountain, Inc.:
6.625% 1/1/16		10,955	10,462
7.75% 1/15/15		4,830	4,927
8.25% 7/1/11		535	538
8.625% 4/1/13		2,900	2,987
8.75% 7/15/18		3,780	4,016
SunGard Data Systems, Inc.:
9.125% 8/15/13		5,280	5,544
9.9725% 8/15/13 (h)		2,830	2,929
10.25% 8/15/15		3,620	3,860
			35,263
Office Electronics - 0.6%
Xerox Capital Trust I 8% 2/1/27		4,585	4,700
Xerox Corp.:
6.4% 3/15/16		8,000	8,144
7.2% 4/1/16		3,345	3,554
7.625% 6/15/13		12,425	13,046
			29,444
Semiconductors & Semiconductor Equipment - 1.3%
Amkor Technology, Inc. 9.25% 6/1/16		5,220	5,103
Avago Technologies Finance Ltd.:
10.8694% 6/1/13 (g)(h)		4,560	4,742
11.875% 12/1/15 (g)		5,150	5,575
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (g)		5,400	5,394
9.125% 12/15/14 pay-in-kind (g)		16,255	16,154
10.125% 12/15/16 (g)		16,270	16,291
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11		3,240	2,722
8.61% 12/15/11 (h)		735	632
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
New ASAT Finance Ltd. 9.25% 2/1/11		$ 2,100	$ 1,712
Viasystems, Inc. 10.5% 1/15/11		4,065	4,065
			62,390
TOTAL INFORMATION TECHNOLOGY			183,388
MATERIALS - 2.9%
Chemicals - 1.1%
America Rock Salt Co. LLC 9.5% 3/15/14		3,940	4,058
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14		8,045	8,890
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)		1,380	1,166
Series B, 0% 10/1/14 (e)		12,655	10,693
Huntsman LLC 11.625% 10/15/10		466	516
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)		6,095	5,851
Lyondell Chemical Co. 11.125% 7/15/12		930	1,008
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (g)		4,390	4,395
10.125% 12/1/14 (g)		4,390	4,434
11.5% 12/1/16 (g)		5,895	5,821
Phibro Animal Health Corp. 10% 8/1/13 (g)		2,790	2,895
SABIC Europe BV 4.5% 11/28/13	EUR	1,250	1,616
			51,343
Containers & Packaging - 0.4%
AEP Industries, Inc. 7.875% 3/15/13		640	650
BWAY Corp. 10% 10/15/10		1,175	1,228
Constar International, Inc. 11% 12/1/12		2,825	2,613
Crown Cork & Seal, Inc.:
7.375% 12/15/26		355	333
7.5% 12/15/96		3,685	2,985
8% 4/15/23		2,980	2,898
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14		895	868
7.75% 5/15/11		320	330
8.25% 5/15/13		3,390	3,509
8.875% 2/15/09		1,029	1,051
Tekni-Plex, Inc. 10.875% 8/15/12 (g)		980	1,090
			17,555
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 1.3%
Aleris International, Inc.:
9% 12/15/14 (g)		$ 2,790	$ 2,814
10% 12/15/16 (g)		2,810	2,835
Compass Minerals International, Inc.:
0% 12/15/12 (e)		1,330	1,313
0% 6/1/13 (e)		2,260	2,153
Corporacion Nacional del Cobre (Codelco) 6.15% 10/24/36 (g)		2,555	2,617
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		5,830	6,544
CSN Islands X Corp. (Reg. S) 9.5%		1,855	1,929
Edgen Acquisition Corp. 9.875% 2/1/11		1,340	1,360
Evraz Group SA 8.25% 11/10/15		1,675	1,719
Evraz Securities SA 10.875% 8/3/09		6,000	6,578
FMG Finance Property Ltd.:
10% 9/1/13 (g)		2,285	2,354
10.625% 9/1/16 (g)		2,285	2,445
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14		4,200	4,274
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		1,335	1,432
Gerdau SA 8.875% (g)		2,590	2,752
International Steel Group, Inc. 6.5% 4/15/14		10,550	10,893
Ispat Inland ULC 9.75% 4/1/14		932	1,039
RathGibson, Inc. 11.25% 2/15/14		5,905	6,318
Steel Dynamics, Inc.:
9.5% 3/15/09		65	67
9.5% 3/15/09		2,090	2,153
			63,589
Paper & Forest Products - 0.1%
Glatfelter 7.125% 5/1/16		550	556
Millar Western Forest Products Ltd. 7.75% 11/15/13		1,835	1,642
NewPage Corp. 11.6213% 5/1/12 (h)		1,770	1,912
			4,110
TOTAL MATERIALS			136,597
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.7%
Citizens Communications Co.:
7.875% 1/15/27 (g)		$ 3,700	$ 3,737
9% 8/15/31		3,325	3,591
Deutsche Telekom International Finance BV 4.5% 10/25/13	EUR	750	977
Embarq Corp.:
7.082% 6/1/16		1,116	1,136
7.995% 6/1/36		12,510	13,018
Eschelon Operating Co. 8.375% 3/15/10		2,196	2,122
Hanarotelecom, Inc. 7% 2/1/12 (g)		1,545	1,549
Intelsat Ltd.:
7.625% 4/15/12		1,680	1,554
9.25% 6/15/16 (g)		2,240	2,391
11.25% 6/15/16 (g)		8,860	9,768
Level 3 Financing, Inc.:
11.8% 3/15/11 (h)		3,050	3,225
12.25% 3/15/13		9,580	10,862
Mobifon Holdings BV 12.5% 7/31/10		7,225	7,957
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)		5,425	5,805
NTL Cable PLC:
8.75% 4/15/14		6,865	7,174
9.125% 8/15/16		3,065	3,226
Ote PLC 4.625% 5/20/16	EUR	1,550	2,004
PT Indosat International Finance Co. BV 7.125% 6/22/12 (g)		2,380	2,392
Qwest Capital Funding, Inc.:
7.625% 8/3/21		370	367
7.75% 2/15/31		370	364
Qwest Corp.:
7.5% 10/1/14		760	809
7.875% 9/1/11		2,980	3,174
8.61% 6/15/13 (h)		9,470	10,259
8.875% 3/15/12		24,535	27,326
Telecom Egypt SAE:
9.672% 2/4/10 (h)	EGP	3,565	603
10.95% 2/4/10	EGP	3,565	623
Telefonica de Argentina SA 9.125% 11/7/10		2,252	2,432
Telenet Group Holding NV 0% 6/15/14 (e)(g)		10,537	9,589
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Capital Funding, Inc.:
6.5% 11/15/18		$ 285	$ 266
6.875% 7/15/28		1,855	1,702
U.S. West Communications:
6.875% 9/15/33		13,988	13,428
7.125% 11/15/43		220	208
7.2% 11/10/26		3,115	3,092
7.25% 9/15/25		1,780	1,829
7.25% 10/15/35		3,210	3,194
7.5% 6/15/23		1,880	1,908
8.875% 6/1/31		340	358
Wind Acquisition Finance SA 10.75% 12/1/15 (g)		7,315	8,394
Windstream Corp. 8.625% 8/1/16 (g)		2,015	2,211
			174,624
Wireless Telecommunication Services - 1.6%
American Tower Corp. 7.125% 10/15/12		10,745	11,014
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		7,015	7,585
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14		6,050	6,171
Digicel Ltd. 9.25% 9/1/12 (g)		1,880	2,002
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (h)		4,860	4,903
Megafon SA 8% 12/10/09		2,600	2,704
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)		5,800	6,018
Millicom International Cellular SA 10% 12/1/13		8,835	9,630
Mobile Telesystems Finance SA:
8% 1/28/12 (g)		2,800	2,940
8.375% 10/14/10 (g)		9,165	9,669
Pakistan Mobile Communcations Ltd. 8.625% 11/13/13 (g)		1,780	1,860
Telecom Personal SA 9.25% 12/22/10 (g)		6,425	6,762
UbiquiTel Operating Co. 9.875% 3/1/11		1,705	1,838
			73,096
TOTAL TELECOMMUNICATION SERVICES			247,720
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 1.4%
Electric Utilities - 0.5%
Abu Dhabi National Energy Co. Pjsc 4.375% 10/28/13	EUR	1,250	$ 1,630
AES Gener SA 7.5% 3/25/14		3,410	3,606
Chivor SA E.S.P. 9.75% 12/30/14 (g)		3,255	3,707
Compania de Transporte de Energia Electrica en Alta Tension Transener SA 8.875% 12/15/16 (g)		1,480	1,484
Edison Mission Energy:
7.5% 6/15/13		7,300	7,619
7.75% 6/15/16		3,710	3,923
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10		1,170	1,193
			23,162
Gas Utilities - 0.7%
Dynegy Holdings, Inc. 8.375% 5/1/16		2,995	3,152
Southern Natural Gas Co.:
7.35% 2/15/31		7,350	8,030
8% 3/1/32		4,170	4,837
8.875% 3/15/10		2,600	2,724
Transportadora de Gas del Sur SA:
(Reg. S) 7.2% 12/15/10 (f)		8,871	8,849
8% 12/15/13 (f)		3,065	3,134
8% 12/15/13 (f)(g)		840	859
8% 12/15/13 (f)		2,140	2,150
			33,735
Independent Power Producers & Energy Traders - 0.1%
Enron Corp.:
Series A, 8.375% 5/23/05 (c)		2,500	838
6.4% 7/15/06 (c)		545	181
6.625% 11/15/05 (c)		2,200	732
6.725% 11/17/08 (c)(h)		684	226
6.75% 8/1/09 (c)		550	183
6.875% 10/15/07 (c)		1,330	442
6.95% 7/15/28 (c)		1,204	397
7.125% 5/15/07 (c)		235	78
7.375% 5/15/19 (c)		1,400	462
7.875% 6/15/03 (c)		235	78
9.125% 4/1/03 (c)		50	17
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Enron Corp.: - continued
9.875% 6/5/03 (c)		$ 220	$ 73
Tenaska Alabama Partners LP 7% 6/30/21 (g)		1,129	1,121
			4,828
Multi-Utilities - 0.1%
Aquila, Inc. 14.875% 7/1/12		1,615	2,100
TECO Energy, Inc. 6.75% 5/1/15		1,020	1,071
Utilicorp United, Inc. 9.95% 2/1/11 (h)		39	43
			3,214
TOTAL UTILITIES			64,939
TOTAL NONCONVERTIBLE BONDS			1,562,930
TOTAL CORPORATE BONDS (Cost $1,497,656)			1,567,535
U.S. Government and Government Agency Obligations - 24.6%

U.S. Government Agency Obligations - 11.4%
Fannie Mae:
3.25% 1/15/08		89,580	87,832
3.25% 2/15/09		6,040	5,828
4.25% 5/15/09		9,450	9,299
4.5% 10/15/08		9,389	9,305
4.625% 10/15/13		58,248	57,066
4.75% 12/15/10		83,058	82,527
4.875% 4/15/09		54,950	54,799
5% 9/15/08		14,545	14,529
5.125% 1/2/14		1,380	1,376
5.25% 9/15/16		39,500	40,214
6.125% 3/15/12		900	948
6.375% 6/15/09		12,000	12,381
Federal Home Loan Bank:
4.5% 10/14/08		5,975	5,919
5% 9/18/09		8,755	8,769
5.8% 9/2/08		1,680	1,696
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac:
4% 8/17/07		$ 521	$ 517
4.125% 10/18/10		65,000	63,214
4.25% 7/15/09		10,134	9,962
4.875% 2/17/09		5,051	5,038
4.875% 11/15/13		4,100	4,075
5.125% 4/18/08		14,000	13,996
5.125% 4/18/11		380	383
5.25% 7/18/11		19,790	20,027
5.75% 3/15/09		15,000	15,231
Israeli State (guaranteed by U.S. Government through Agency for International Development) 5.5% 9/18/23		4,750	4,941
Private Export Funding Corp.:
secured 5.685% 5/15/12		1,285	1,326
4.974% 8/15/13		1,515	1,518
Small Business Administration guaranteed development participation certificates Series 2003 P10B, 5.136% 8/10/13		1,290	1,288
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			534,004
U.S. Treasury Inflation Protected Obligations - 1.7%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10		22,906	21,724
1.875% 7/15/13		23,056	22,285
2.375% 4/15/11		37,624	37,493
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			81,502
U.S. Treasury Obligations - 11.5%
U.S. Treasury Bonds:
6.125% 8/15/29		84,650	98,928
6.25% 8/15/23		30,000	34,530
U.S. Treasury Notes:
4.25% 11/15/13		7,930	7,721
4.25% 8/15/14		67,500	65,522
4.25% 11/15/14		40,920	39,696
4.25% 8/15/15		10,000	9,677
4.5% 2/15/09		12,000	11,927
4.5% 11/15/15		30,500	30,031
4.75% 5/15/14		50,662	50,793
4.875% 4/30/08		97,937	97,845
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.875% 5/31/11		$ 73,500	$ 74,005
5.125% 5/15/16		17,000	17,511
TOTAL U.S. TREASURY OBLIGATIONS			538,186
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,161,557)			1,153,692
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.5%
3.907% 5/1/33 (h)		959	950
4% 9/1/13 to 5/1/19		4,131	3,922
4.49% 11/1/33 (h)		304	302
4.493% 5/1/33 (h)		230	231
4.5% 12/1/18		6,258	6,050
4.786% 12/1/35 (h)		986	983
4.787% 6/1/35 (h)		1,681	1,664
4.876% 7/1/34 (h)		1,494	1,485
4.892% 11/1/35 (h)		2,469	2,463
4.893% 10/1/35 (h)		312	311
4.951% 8/1/34 (h)		1,372	1,366
5% 1/1/14 to 7/1/35		4,967	4,880
5.034% 5/1/35 (h)		3,093	3,075
5.049% 12/1/32 (h)		2,213	2,202
5.1% 5/1/35 (h)		406	406
5.11% 7/1/34 (h)		524	523
5.151% 7/1/35 (h)		3,478	3,469
5.267% 11/1/36 (h)		574	574
5.408% 7/1/35 (h)		641	641
5.409% 2/1/36 (h)		229	230
5.5% 5/1/11 to 11/1/35		22,124	22,168
5.541% 11/1/36 (h)		1,155	1,158
5.84% 3/1/36 (h)		1,795	1,811
5.849% 6/1/35 (h)		3,072	3,101
5.881% 1/1/36 (h)		465	468
6% 10/1/08 to 1/1/26		83	84
6.5% 9/1/21 to 3/1/35		5,879	6,014
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Fannie Mae - continued
7% 9/1/25		$ 4	$ 4
7.5% 1/1/28		86	89
TOTAL FANNIE MAE			70,624
Freddie Mac - 0.5%
4.5% 8/1/18 to 9/1/19		2,441	2,358
4.704% 9/1/35 (h)		5,029	4,993
5% 3/1/18 to 9/1/18		6,069	5,996
5.021% 4/1/35 (h)		103	102
5.5% 8/1/14 to 11/1/19		4,004	4,012
6% 10/1/16 to 4/1/17		1,170	1,188
6.5% 5/1/18		5,763	5,892
8.5% 3/1/20		22	23
TOTAL FREDDIE MAC			24,564
Government National Mortgage Association - 0.1%
3.75% 1/20/34 (h)		930	924
6% 1/15/09 to 5/15/09		35	36
6.5% 4/15/26 to 5/15/26		48	49
7% 9/15/25 to 8/15/31		91	95
7.5% 2/15/22 to 8/15/28		170	179
8% 9/15/26 to 12/15/26		33	35
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			1,318
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $97,150)			96,506
Asset-Backed Securities - 0.3%

Affinity PLC Series 2002-A CLass C, 6.6275% 5/15/09 (h)	GBP	790	1,551
Amstel Corp. Loan Offering BV Series 2006-1 Class C, 4.1037% 5/25/16 (h)	EUR	500	660
Driver One GmbH Series 1 Class B, 3.893% 5/21/10 (h)	EUR	266	351
GLS Ltd. Series 2006-1 Class C, 3.994% 7/15/14 (h)	EUR	500	659
Greene King Finance PLC Series A1, 5.6756% 6/15/31 (h)	GBP	1,000	1,939
Lambda Finance BV Series 2005-1X Class C1, 5.8475% 11/15/29 (h)	GBP	500	984
Asset-Backed Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Leek Finance PLC Series 18X Class BC, 4.017% 9/21/38 (h)	EUR	600	$ 792
Promise PLC Series I 2006-1 Class D, 4.339% 3/20/17 (h)	EUR	1,000	1,320
Punch Taverns Finance PLC 5.4406% 4/15/09 (h)	GBP	517	1,012
Sedna Finance Corp.:
4.334% 12/23/14 (h)	EUR	500	660
4.424% 3/15/16 (h)	EUR	1,150	1,523
Unique Public Finance Co. PLC Series A4, 5.659% 6/30/27	GBP	60	121
TOTAL ASSET-BACKED SECURITIES (Cost $10,875)			11,572
Collateralized Mortgage Obligations - 2.4%

Private Sponsor - 0.2%
EPIC PLC Series BROD Class D, 3.999% 1/22/16 (h)	EUR	400	528
Granite Mortgages PLC 3.881% 1/20/43 (h)	EUR	400	529
Holmes Financing No. 8 PLC floater Series 3 Class C, 4.344% 7/15/40 (h)	EUR	500	663
Permanent Financing No. 1 PLC 5.1% 6/10/09 (h)	EUR	400	531
RMAC PLC Series 2005-NS4X Class M2A, 5.8088% 12/12/43 (h)	GBP	1,700	3,339
RMAC Securities PLC 2006 floater Series 2006-NS4X Class M1A, 5.5488% 6/12/44 (h)	GBP	1,250	2,448
Shield BV Series 1 Class C, 3.901% 1/20/14 (h)	EUR	1,500	1,987
TOTAL PRIVATE SPONSOR			10,025
U.S. Government Agency - 2.2%
Fannie Mae planned amortization class:
Series 2002-83 Class ME, 5% 12/25/17		8,925	8,675
Series 2003-24 Class PB, 4.5% 12/25/12		1,537	1,528
Series 2006-64 Class PA, 5.5% 2/25/30		6,925	6,925
Fannie Mae Grantor Trust sequential payer Series 2005-93 Class HD, 4.5% 11/25/19		298	290
Fannie Mae guaranteed REMIC pass thru certificates:
floater Series 2005-45 Class XA, 5.69% 6/25/35 (h)		7,914	7,936
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		890	836
Series 2006-4 Class PB, 6% 9/25/35		6,570	6,635
Series 2006-49 Class CA, 6% 2/25/31		4,834	4,870
Collateralized Mortgage Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
sequential payer:
Series 2003-18 Class EY, 5% 6/25/17		$ 4,214	$ 4,164
Series 2005-117, Class JN, 4.5% 1/25/36		808	710
Series 2005-29 Class KA, 4.5% 2/25/35		3,014	2,907
Series 2005-47 Class AK, 5% 6/25/20		7,595	7,327
Freddie Mac Multi-class participation certificates guaranteed:
floater Series 2630 Class FL, 5.85% 6/15/18 (h)		104	105
planned amortization class:
Series 2378 Class PE, 5.5% 11/15/16		3,268	3,275
Series 2622 Class PE, 4.5% 5/15/18		9,410	9,033
Series 2628 Class OP, 3.5% 11/15/13		2,694	2,657
Series 2743 Class HE, 4.5% 2/15/19		4,390	4,191
Series 2760:
Class EB, 4.5% 9/15/16		6,015	5,898
Class LB, 4.5% 1/15/33		3,983	3,828
Series 2773 Class EG, 4.5% 4/15/19		1,950	1,863
Series 2996 Class MK, 5.5% 6/15/35		1,003	1,003
Series 3013 Class AF, 5.6% 5/15/35 (h)		9,541	9,561
sequential payer:
Series 2570 Class CU, 4.5% 7/15/17		434	425
Series 2572 Class HK, 4% 2/15/17		659	639
Series 2627:
Class BG, 3.25% 6/15/17		282	265
Class KP, 2.87% 12/15/16		299	280
Series 2773 Class TA, 4% 11/15/17		3,439	3,309
Series 2849 Class AL, 5% 5/15/18		1,665	1,643
Series 2937 Class HJ, 5% 10/15/19		2,002	1,979
TOTAL U.S. GOVERNMENT AGENCY			102,757
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $112,080)			112,782
Commercial Mortgage Securities - 0.3%

Broadgate PLC 5.8925% 10/5/25 (h)	GBP	965	1,870
European Property Capital Series 4 Class C, 5.4143% 7/20/14 (h)	GBP	535	1,047
Commercial Mortgage Securities - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
German Residential Asset Note Distributor PLC Series 1 Class A, 3.751% 7/20/16 (h)	EUR	1,430	$ 1,891
Opera Finance (CMH) PLC Class B, 3.794% 1/15/15 (h)	EUR	1,100	1,452
Opera Finance PLC 5.4426% 7/31/13 (h)	GBP	997	1,953
Paris Prime Community Real Estate Series 2006-1 Class B, 3.769% 4/22/14 (g)(h)	EUR	1,000	1,320
Real Estate Capital Foundation Ltd. Series 3 Class A, 5.3206% 7/15/16 (h)	GBP	2,000	3,910
Rivoli Pan Europe PLC Series 2006-1 Class B 3.943% 8/3/18 (h)	EUR	650	858
Trafford Centre Finance Ltd. 5.9869% 4/28/35 (h)	GBP	525	1,024
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $14,517)			15,325
Foreign Government and Government Agency Obligations - 21.9%

Arab Republic 8.0203% to 9.4689% 2/27/07 to 3/20/07	EGP	11,555	1,989
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		3,279	3,566
5.589% 8/3/12 (h)		18,236	17,231
7% 3/28/11		10,045	9,935
7% 9/12/13		12,095	11,635
12.4375% 3/5/08 (h)	ARS	9,794	3,220
Austrian Republic 5% 12/20/24 (g)	CAD	2,000	1,805
Banco Central del Uruguay:
value recovery A rights 1/2/21 (a)(j)		1,000,000	0
value recovery B rights 1/2/21 (a)(j)		750,000	0
Brazilian Federative Republic:
6% 9/15/13		1,983	1,999
7.375% 2/3/15	EUR	500	760
8% 1/15/18		2,681	2,981
8.25% 1/20/34		5,500	6,672
8.75% 2/4/25		5,440	6,746
10.5% 7/14/14		1,920	2,445
11% 8/17/40		25,250	33,494
12.25% 3/6/30		8,150	13,529
12.5% 1/5/16	BRL	2,720	1,445
12.75% 1/15/20		4,685	7,309
Canadian Government:
4.5% 9/1/07	CAD	27,000	23,204
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Canadian Government: - continued
5.25% 6/1/12	CAD	50,300	$ 45,723
5.5% 6/1/09	CAD	10,500	9,316
5.75% 6/1/29	CAD	9,750	10,270
Central Bank of Nigeria:
promissory note 5.092% 1/5/10		2,098	1,988
warrants 11/15/20 (j)		2,750	556
City of Kiev 8.75% 8/8/08		1,950	2,021
Colombian Republic:
7.375% 9/18/37		575	617
11.75% 2/25/20		1,800	2,615
Dominican Republic:
Brady 6.2725% 8/30/09 (h)		1,924	1,920
6.1875% 8/30/24 (h)		12,723	12,659
9.04% 1/23/18 (g)		1,787	2,045
9.5% 9/27/11		6,044	6,491
Ecuador Republic:
10% 8/15/30 (Reg. S)		11,915	8,817
12% 11/15/12 (Reg. S)		2,566	2,002
euro par 5% 2/28/25		1,580	1,153
Finnish Government 3.875% 9/15/17	EUR	49,700	64,977
French Government:
OAT 5.5% 4/25/29	EUR	4,200	6,645
3% 1/12/10	EUR	2,200	2,830
3.25% 4/25/16	EUR	59,295	73,858
3.5% 7/12/11	EUR	69,250	89,733
4% 4/25/55	EUR	750	976
German Federal Republic 3.5% 9/12/08	EUR	16,500	21,642
Indonesian Republic:
6.75% 3/10/14		3,375	3,531
7.25% 4/20/15 (g)		2,200	2,384
7.25% 4/20/15		650	704
Islamic Republic of Pakistan 7.125% 3/31/16 (g)		2,490	2,621
Japan Government:
0.3552% 1/29/07	JPY	200,000	1,679
0.9% 12/22/08	JPY	1,370,000	11,533
1% 11/20/20 (h)	JPY	1,300,000	10,514
1.03% 7/20/20 (h)	JPY	1,125,000	8,877
1.4% 3/21/11	JPY	975,000	8,277
1.5% 3/20/14	JPY	865,000	7,280
1.8% 3/20/16	JPY	2,072,000	17,662
2.4% 12/20/34	JPY	1,500,000	12,891
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Japan Government: - continued
Real Return Bond 1.1% 12/10/16	JPY	3,895,000	$ 32,505
Lebanon, Republic of:
7.125% 3/5/10		360	344
7.875% 5/20/11 (Reg. S)		3,995	3,915
8.6044% 11/30/09 (g)(h)		2,180	2,150
8.6044% 11/30/09 (h)		9,170	9,043
Pakistan International Sukuk Co. Ltd. 7.76% 1/27/10 (h)		5,110	5,282
Peruvian Republic:
3% 3/7/27 (f)		900	669
6.25% 3/7/27 (h)		1,545	1,514
7.35% 7/21/25		1,550	1,748
euro Brady past due interest 5% 3/7/17 (h)		9,519	9,443
Philippine Republic:
8.25% 1/15/14		7,120	8,028
8.375% 2/15/11		3,140	3,438
8.875% 3/17/15		4,860	5,753
9% 2/15/13		7,480	8,621
9.875% 1/15/19		6,725	8,776
10.625% 3/16/25		4,595	6,588
Republic of Iraq 5.8% 1/15/28 (g)		3,780	2,466
Republic of Serbia 3.75% 11/1/24 (f)(g)		695	646
Russian Federation:
5% 3/31/30 (f)(g)		3,900	4,407
5% 3/31/30 (Reg. S) (f)		31,000	35,030
12.75% 6/24/28 (Reg. S)		5,820	10,534
State of Qatar 9.75% 6/15/30 (Reg. S)		4,785	7,113
Turkish Republic:
0% 4/9/08	TRY	5,080	2,820
6.875% 3/17/36		1,475	1,414
7% 9/26/16		8,140	8,303
7.375% 2/5/25		2,030	2,081
11% 1/14/13		16,435	20,215
11.75% 6/15/10		8,370	9,877
11.875% 1/15/30		9,035	13,948
Ukraine Cabinet of Ministers 6.58% 11/21/16 (g)		3,190	3,187
Ukraine Government:
(Reg. S) 6.875% 3/4/11		2,650	2,726
8.9025% 8/5/09 (h)		10,650	11,278
United Kingdom, Great Britain & Northern Ireland:
4.25% 3/7/11	GBP	12,500	23,755
4.25% 6/7/32	GBP	850	1,657
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
United Kingdom, Great Britain & Northern Ireland: - continued
4.25% 3/7/36	GBP	9,150	$ 18,057
4.75% 6/7/10	GBP	250	484
4.75% 9/7/15	GBP	7,280	14,220
5% 3/7/25	GBP	5,170	10,755
8% 6/7/21	GBP	7,800	20,600
United Mexican States:
7.5% 4/8/33		8,085	9,520
8.3% 8/15/31		12,535	16,026
9% 12/20/12	MXN	26,560	2,655
11.5% 5/15/26		2,630	4,254
Uruguay Republic:
5% 9/14/18	UYU	40,412	1,822
7.625% 3/21/36		575	633
8% 11/18/22		5,947	6,749
Venezuelan Republic:
oil recovery rights 4/15/20 (j)		3,260	106
5.75% 2/26/16		5,125	4,843
6% 12/9/20		2,165	2,019
6.3738% 4/20/11 (h)		6,265	6,202
7% 12/1/18 (Reg. S)		1,590	1,638
7.65% 4/21/25		2,500	2,728
9.25% 9/15/27		3,950	5,044
9.375% 1/13/34		3,235	4,290
10.75% 9/19/13		5,560	6,881
13.625% 8/15/18		6,155	9,433
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (f)		1,890	1,630
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $971,294)			1,026,635
Common Stocks - 0.4%
	Shares
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Intermet Corp. (a)(k)	113,725	206
Diversified Consumer Services - 0.1%
Coinmach Service Corp. unit	330,000	6,072
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. unit	165,925	$ 3,153
Media - 0.2%
NTL, Inc.	383,119	9,670
NTL, Inc. warrants 1/13/11 (a)	6	0
		9,670
TOTAL CONSUMER DISCRETIONARY		19,101
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (a)(g)	895	2
TOTAL COMMON STOCKS (Cost $11,915)		19,103
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	6,600	239
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,690	1,876
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	1,260	1,300
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	119	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,177
TOTAL PREFERRED STOCKS (Cost $3,135)		3,416
Floating Rate Loans - 4.3%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.2%
Dana Corp. term loan 7.55% 4/13/08 (h)		$ 340	$ 340
Lear Corp. term loan 7.8656% 4/25/12 (h)		2,463	2,466
The Goodyear Tire & Rubber Co.:
Tranche 2, term loan 8.14% 4/30/10 (h)		2,235	2,269
Tranche 3, term loan 8.89% 3/1/11 (h)		3,550	3,603
			8,678
Automobiles - 0.7%
AM General LLC:
LOC 8.35% 9/30/12 (h)		132	133
term loan B 8.3633% 9/30/13 (h)		3,968	3,998
Ford Motor Co. term loan 8.36% 12/15/13 (h)		25,130	25,161
General Motors Corp. term loan 7.745% 11/29/13 (h)		980	982
			30,274
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B, term loan 9.5% 3/31/08 (h)		1,800	1,746
Media - 0.3%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (h)		6,242	6,273
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (h)		6,348	6,344
Riverdeep Interactive Learning USA, Inc. term loan:
8.1% 12/21/13 (h)		620	622
11.0656% 12/21/07 (h)		1,540	1,540
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (h)		525	526
Tranche K2, term loan 7.64% 12/31/13 (h)		525	526
			15,831
Multiline Retail - 0.1%
Neiman Marcus Group, Inc. term loan 7.6022% 4/6/13 (h)		2,316	2,328
Specialty Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (h)		3,643	3,670
Sally Holdings LLC Tranche B, term loan 7.87% 11/10/13 (h)		748	750
Toys 'R' US, Inc. term loan 8.3494% 12/9/08 (h)		6,110	6,148
			10,568
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (h)		$ 1,650	$ 1,697
term loan B1 7.681% 9/5/13 (h)		4,917	4,973
			6,670
TOTAL CONSUMER DISCRETIONARY			76,095
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc. Tranche B, term loan 6.875% 6/5/13 (h)		1,142	1,146
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Coffeyville Resources LLC:
Credit-Linked Deposit 8.36% 12/21/13 (h)		532	535
Tranche D, term loan 8.36% 12/21/13 (h)		2,748	2,765
Helix Energy Solutions Group, Inc. term loan 7.4524% 7/1/13 (h)		1,367	1,368
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (h)		5,440	5,481
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (h)		540	541
term loan:
7.6% 10/31/07 (h)		1,650	1,650
7.6237% 10/31/12 (h)		2,222	2,227
			14,567
FINANCIALS - 0.4%
Diversified Financial Services - 0.3%
MGM Holdings II, Inc. Tranche B, term loan 8.6138% 4/8/12 (h)		2,293	2,281
Olympus Cable Holdings LLC Tranche B, term loan 10.25% 9/30/10 (h)		5,220	5,063
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.1001% 4/18/12 (h)		3,530	3,525
Tranche C, term loan 7.1004% 4/18/12 (h)		2,046	2,044
			12,913
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Capital Automotive (REIT) Tranche B, term loan 7.1% 12/16/10 (h)		$ 3,554	$ 3,576
Newkirk Master LP Tranche B, term loan 7.0994% 8/11/08 (h)		131	131
			3,707
TOTAL FINANCIALS			16,620
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
DaVita, Inc. Tranche B, term loan 7.4216% 10/5/12 (h)		4,414	4,447
HCA, Inc. Tranche B, term loan 7.8638% 11/17/13 (h)		14,620	14,803
			19,250
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.6% 9/29/13 (h)		170	171
Tranche 2LN, term loan 11.125% 3/28/14 (h)		70	72
			243
Airlines - 0.2%
Delta Air Lines, Inc.:
Tranche B, term loan 10.1181% 3/16/08 (h)		250	254
Tranche C, term loan 12.8681% 3/16/08 (h)		4,010	4,120
UAL Corp.:
Tranche B, term loan 9.12% 2/1/12 (h)		3,230	3,250
Tranche DD, term loan 9.125% 2/1/12 (h)		461	464
			8,088
Building Products - 0.0%
Mueller Group, Inc. term loan 7.373% 10/3/12 (h)		143	144
Commercial Services & Supplies - 0.0%
Allied Waste Industries, Inc.:
term loan 7.1623% 1/15/12 (h)		478	480
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (h)		212	213
			693
Industrial Conglomerates - 0.0%
Walter Industries, Inc. term loan 7.3305% 10/3/12 (h)		111	111
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.0%
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (h)		$ 80	$ 80
Road & Rail - 0.1%
Hertz Corp.:
Credit-Linked Deposit 7.365% 12/21/12 (h)		143	144
Tranche B, term loan 7.5054% 12/21/12 (h)		1,139	1,147
Laidlaw International, Inc. Class B, term loan 7.11% 7/31/13 (h)		698	702
			1,993
TOTAL INDUSTRIALS			11,352
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Instruments - 0.0%
Sanmina-SCI Corp. term loan 7.9375% 1/31/08 (h)		640	641
IT Services - 0.2%
Affiliated Computer Services, Inc. Tranche B2, term loan 7.3597% 3/20/13 (h)		3,642	3,646
SunGard Data Systems, Inc. Tranche B, term loan 7.8753% 2/10/13 (h)		5,274	5,333
			8,979
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc. term loan 7.62% 12/31/13 (h)		4,299	4,337
Freescale Semiconductor, Inc. term loan 7.3694% 12/1/13 (h)		5,130	5,162
			9,499
TOTAL INFORMATION TECHNOLOGY			19,119
MATERIALS - 0.5%
Chemicals - 0.1%
Lyondell Chemical Co. term loan 7.1213% 8/13/13 (h)		4,968	4,992
Momentive Performance Materials, Inc. Tranche B1, term loan 7.625% 12/4/13 (h)		1,040	1,041
			6,033
Metals & Mining - 0.1%
Aleris International, Inc. term loan 8.125% 12/19/13 (h)		2,820	2,831
Floating Rate Loans - continued
		Principal Amount (000s)(d)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.3%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (h)		$ 11,761	$ 11,835
TOTAL MATERIALS			20,699
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Wind Telecomunicazioni Spa:
term loan 12.54% 12/21/11 (h)		3,410	3,457
Tranche 2, term loan 11.62% 3/21/15 (h)		2,840	2,954
Tranche B, term loan 8.1684% 9/21/13 (h)		1,420	1,427
Tranche C, term loan 8.6684% 9/21/14 (h)		1,420	1,427
Windstream Corp. Class B, term loan 7.12% 7/17/13 (h)		4,510	4,538
			13,803
Wireless Telecommunication Services - 0.0%
Leap Wireless International, Inc. Tranche B, term loan 8.1138% 6/16/13 (h)		627	632
MetroPCS Wireless, Inc. Tranche B, term loan 7.875% 11/3/13 (h)		1,456	1,464
			2,096
TOTAL TELECOMMUNICATION SERVICES			15,899
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Boston Generating LLC:
Credit-Linked Deposit 7.6156% 12/21/13 (h)		219	220
Tranche 1LN, revolver loan 7.6156% 12/21/13 (h)		61	62
Tranche 2LN, term loan 9.6% 6/20/14 (h)		210	215
Tranche B 1LN, term loan 7.6% 12/21/13 (h)		990	993
NRG Energy, Inc.:
Credit-Linked Deposit 7.3637% 2/1/13 (h)		2,208	2,222
term loan 7.3638% 2/1/13 (h)		2,890	2,908
			6,620
TOTAL FLOATING RATE LOANS (Cost $199,764)			201,367
Sovereign Loan Participations - 0.1%
		Principal Amount (000s)(d)	Value (Note 1) (000s)
Indonesian Republic loan participation:
- Barclays Bank 6.25% 3/28/13 (h)		$ 184	$ 182
- Citibank 6.25% 3/28/13 (h)		644	636
- Credit Suisse First Boston 6.25% 3/28/13 (h)		2,892	2,856
- Deutsche Bank:
1.407% 3/28/13 (h)	JPY	79,321	626
6.25% 3/28/13 (h)		827	817
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $4,738)			5,117
Commercial Paper - 0.0%

GPB Finance Public Ltd. 4.4% 6/5/07 (Cost $1,935)	EUR	1,500	1,944
Fixed-Income Funds - 2.9%
	Shares
Fidelity Floating Rate Central Fund (i) (Cost $137,584)	1,371,798	138,003
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.37% (b) (Cost $306,761)	306,761,493	306,761
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $4,530,961)		4,659,758
NET OTHER ASSETS - 0.5%		23,151
NET ASSETS - 100%		$ 4,682,909
Currency Abbreviations
ARS	-	Argentine peso
BRL	-	Brazilian real
CAD	-	Canadian dollar
EGP	-	Egyptian pound
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
PEN	-	Peruvian new sol
RUB	-	Russian ruble
TRY	-	New Turkish Lira
UYU	-	Uruguay peso
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $393,181,000 or 8.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(j) Quantity represents share amount.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $206,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Intermet Corp.	11/9/05	$ 2,153
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 13,416
Fidelity Floating Rate Central Fund	7,076
Total	$ 20,492

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 82,231	$ 55,345	$ -	$ 138,003	7.6%
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.3%
France	3.7%
Canada	2.8%
United Kingdom	2.8%
Japan	2.6%
Brazil	2.4%
Argentina	1.9%
Luxembourg	1.5%
Finland	1.4%
Turkey	1.3%
Russia	1.2%
Mexico	1.2%
Venezuela	1.1%
Philippines	1.0%
Others (individually less than 1%)	7.8%
100.0%
The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,086,616)	$ 4,214,994
Fidelity Central Funds (cost $444,345)	444,764
Total Investments (cost $4,530,961)		$ 4,659,758
Cash		8,427
Foreign currency held at value (cost $2,941)		2,947
Receivable for investments sold		3,523
Receivable for fund shares sold		12,789
Dividends receivable		83
Interest receivable		63,938
Prepaid expenses		20
Other receivables		49
Total assets		4,751,534

Liabilities
Payable for investments purchased	$ 46,556
Payable for fund shares redeemed	13,723
Distributions payable	3,776
Accrued management fee	2,203
Distribution fees payable	1,362
Other affiliated payables	746
Other payables and accrued expenses	259
Total liabilities		68,625

Net Assets		$ 4,682,909
Net Assets consist of:
Paid in capital		$ 4,540,355
Undistributed net investment income		8,150
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,441
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		128,963
Net Assets		$ 4,682,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($954,151 ÷ 81,122 shares)	$ 11.76

Maximum offering price per share (100/95.25 of $11.76)	$ 12.35
Class T: Net Asset Value and redemption price per share ($2,048,891 ÷ 174,257 shares)	$ 11.76

Maximum offering price per share (100/96.50 of $11.76)	$ 12.19
Class B: Net Asset Value and offering price per share ($342,117 ÷ 29,028 shares)A	$ 11.79

Class C: Net Asset Value and offering price per share ($682,639 ÷ 58,130 shares)A	$ 11.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($655,111 ÷ 55,244 shares)	$ 11.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2006

Investment Income
Dividends		$ 1,569
Interest		224,969
Income from Fidelity Central Funds		20,492
Total income		247,030

Expenses
Management fee	$ 22,896
Transfer agent fees	6,787
Distribution fees	14,461
Accounting fees and expenses	1,303
Custodian fees and expenses	338
Independent trustees' compensation	13
Registration fees	512
Audit	86
Legal	43
Miscellaneous	30
Total expenses before reductions	46,469
Expense reductions	(110)	46,359
Net investment income		200,671
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,669
Foreign currency transactions	(100)
Total net realized gain (loss)		25,569
Change in net unrealized appreciation (depreciation) on: Investment securities	65,199
Assets and liabilities in foreign currencies	323
Total change in net unrealized appreciation (depreciation)		65,522
Net gain (loss)		91,091
Net increase (decrease) in net assets resulting from operations		$ 291,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 200,671	$ 137,169
Net realized gain (loss)	25,569	7,920
Change in net unrealized appreciation (depreciation)	65,522	(65,133)
Net increase (decrease) in net assets resulting from operations	291,762	79,956
Distributions to shareholders from net investment income	(195,256)	(132,248)
Distributions to shareholders from net realized gain	(17,694)	(36,255)
Total distributions	(212,950)	(168,503)
Share transactions - net increase (decrease)	1,127,698	1,236,680
Total increase (decrease) in net assets	1,206,510	1,148,133

Net Assets
Beginning of period	3,476,399	2,328,266
End of period (including undistributed net investment income of $8,150 and undistributed net investment income of $1,435, respectively)	$ 4,682,909	$ 3,476,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.93	$ 11.63	$ 10.34	$ 10.11
Income from Investment Operations
Net investment income C	.600	.571	.600	.617	.668
Net realized and unrealized gain (loss)	.248	(.255)	.445	1.321	.214
Total from investment operations	.848	.316	1.045	1.938	.882
Distributions from net investment income	(.583)	(.551)	(.575)	(.648)	(.652)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.628)	(.706)	(.745)	(.648)	(.652)
Net asset value, end of period	$ 11.76	$ 11.54	$ 11.93	$ 11.63	$ 10.34
Total Return A, B	7.54%	2.75%	9.31%	19.20%	9.09%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.99%	1.00%	1.01%	1.04%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	1.01%	1.04%
Expenses net of all reductions	.97%	.99%	1.00%	1.00%	1.04%
Net investment income	5.18%	4.92%	5.20%	5.58%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 954	$ 647	$ 372	$ 187	$ 57
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.92	$ 11.62	$ 10.33	$ 10.11
Income from Investment Operations
Net investment income C	.594	.564	.593	.604	.660
Net realized and unrealized gain (loss)	.248	(.245)	.443	1.322	.203
Total from investment operations	.842	.319	1.036	1.926	.863
Distributions from net investment income	(.577)	(.544)	(.566)	(.636)	(.643)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.622)	(.699)	(.736)	(.636)	(.643)
Net asset value, end of period	$ 11.76	$ 11.54	$ 11.92	$ 11.62	$ 10.33
Total Return A, B	7.49%	2.77%	9.23%	19.09%	8.89%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.05%	1.07%	1.11%	1.13%
Expenses net of fee waivers, if any	1.02%	1.05%	1.07%	1.11%	1.13%
Expenses net of all reductions	1.02%	1.05%	1.07%	1.11%	1.13%
Net investment income	5.13%	4.86%	5.13%	5.47%	6.57%
Supplemental Data
Net assets, end of period (in millions)	$ 2,049	$ 1,427	$ 808	$ 515	$ 279
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 11.95	$ 11.65	$ 10.35	$ 10.12
Income from Investment Operations
Net investment income C	.511	.486	.513	.533	.595
Net realized and unrealized gain (loss)	.247	(.249)	.441	1.330	.212
Total from investment operations	.758	.237	.954	1.863	.807
Distributions from net investment income	(.493)	(.462)	(.484)	(.563)	(.577)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.538)	(.617)	(.654)	(.563)	(.577)
Net asset value, end of period	$ 11.79	$ 11.57	$ 11.95	$ 11.65	$ 10.35
Total Return A, B	6.70%	2.06%	8.45%	18.38%	8.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.78%	1.78%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.75%	1.78%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.75%	1.78%	1.77%	1.78%
Net investment income	4.40%	4.16%	4.42%	4.81%	5.91%
Supplemental Data
Net assets, end of period (in millions)	$ 342	$ 342	$ 319	$ 287	$ 147
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.53	$ 11.91	$ 11.61	$ 10.32	$ 10.10
Income from Investment Operations
Net investment income C	.503	.475	.505	.525	.585
Net realized and unrealized gain (loss)	.238	(.246)	.444	1.320	.204
Total from investment operations	.741	.229	.949	1.845	.789
Distributions from net investment income	(.486)	(.454)	(.479)	(.555)	(.569)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.531)	(.609)	(.649)	(.555)	(.569)
Net asset value, end of period	$ 11.74	$ 11.53	$ 11.91	$ 11.61	$ 10.32
Total Return A, B	6.57%	1.99%	8.43%	18.24%	8.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.82%	1.84%	1.87%
Expenses net of fee waivers, if any	1.81%	1.82%	1.82%	1.84%	1.87%
Expenses net of all reductions	1.81%	1.82%	1.82%	1.84%	1.87%
Net investment income	4.34%	4.09%	4.37%	4.74%	5.83%
Supplemental Data
Net assets, end of period (in millions)	$ 683	$ 540	$ 405	$ 277	$ 68
Portfolio turnover rate E	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.63	$ 12.02	$ 11.71	$ 10.40	$ 10.17
Income from Investment Operations
Net investment income B	.627	.599	.627	.635	.685
Net realized and unrealized gain (loss)	.252	(.262)	.449	1.338	.210
Total from investment operations	.879	.337	1.076	1.973	.895
Distributions from net investment income	(.604)	(.572)	(.596)	(.663)	(.665)
Distributions from net realized gain	(.045)	(.155)	(.170)	-	-
Total distributions	(.649)	(.727)	(.766)	(.663)	(.665)
Net asset value, end of period	$ 11.86	$ 11.63	$ 12.02	$ 11.71	$ 10.40
Total Return A	7.76%	2.91%	9.53%	19.44%	9.17%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.81%	.81%	.87%	.92%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.87%	.92%
Expenses net of all reductions	.79%	.80%	.81%	.87%	.92%
Net investment income	5.36%	5.10%	5.38%	5.71%	6.78%
Supplemental Data
Net assets, end of period (in millions)	$ 655	$ 520	$ 424	$ 291	$ 120
Portfolio turnover rate D	81%	109%	94%	153%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Strategic Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 162,944
Unrealized depreciation	(28,230)
Net unrealized appreciation (depreciation)	134,714
Undistributed long-term capital gain	4,548

Cost for federal income tax purposes	$ 4,525,044

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 199,188	$ 148,980
Long-term Capital Gains	13,762	19,523
Total	$ 212,950	$ 168,503

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities, aggregated $2,823,283 and $2,154,273, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 1,174	$ 34
Class T	0%	.25%	4,280	188
Class B	.65%	.25%	3,030	2,189
Class C	.75%	.25%	5,977	1,750
			$ 14,461	$ 4,161

On January 18, 2007, the Board of Trustees approved an increase in Class A's service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

On January 18, 2007, the Board of Trustees approved a change in Class A and Class T's front-end sales charge. Effective April 1, 2007, FDC will receive a front-end sales charge of up to 4.00% for selling Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 736
Class T	213
Class B *	730
Class C *	116
$ 1,795

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,518.19
Class T	2,446.14
Class B	791.23
Class C	1,070.18
Institutional Class	962.16
	$ 6,787

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request. Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments, Repurchase Agreements, Restricted Securities

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 44

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12
Class T	3
Institutional Class	1
$ 16

7. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Class A	$ 39,561	$ 24,357
Class T	85,776	53,100
Class B	14,254	13,236
Class C	25,171	18,751
Institutional Class	30,494	22,804
Total	$ 195,256	$ 132,248
From net realized gain
Class A	$ 3,611	$ 6,205
Class T	7,750	13,720
Class B	1,297	4,302
Class C	2,586	6,019
Institutional Class	2,450	6,009
Total	$ 17,694	$ 36,255

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005	2006	2005
Class A
Shares sold	40,212	35,042	$ 466,984	$ 408,757
Reinvestment of distributions	3,038	2,123	35,402	24,731
Shares redeemed	(18,183)	(12,325)	(210,949)	(143,648)
Net increase (decrease)	25,067	24,840	$ 291,437	$ 289,840
Class T
Shares sold	77,408	73,391	$ 898,907	$ 855,542
Reinvestment of distributions	7,566	5,375	88,116	62,638
Shares redeemed	(34,402)	(22,830)	(398,985)	(265,605)
Net increase (decrease)	50,572	55,936	$ 588,038	$ 652,575
Class B
Shares sold	6,165	8,646	$ 71,729	$ 100,980
Reinvestment of distributions	980	1,104	11,432	12,908
Shares redeemed	(7,683)	(6,915)	(89,296)	(80,693)
Net increase (decrease)	(538)	2,835	$ (6,135)	$ 33,195
Class C
Shares sold	20,716	20,463	$ 240,191	$ 238,454
Reinvestment of distributions	1,708	1,502	19,867	17,494
Shares redeemed	(11,121)	(9,092)	(128,793)	(105,690)
Net increase (decrease)	11,303	12,873	$ 131,265	$ 150,258
Institutional Class
Shares sold	32,933	15,959	$ 385,367	$ 187,439
Reinvestment of distributions	2,240	2,098	26,269	24,620
Shares redeemed	(24,654)	(8,622)	(288,543)	(101,247)
Net increase (decrease)	10,519	9,435	$ 123,093	$ 110,812

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Income Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR (2006) and FMR Co., Inc. (2006).

Derek L. Young (42)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Young also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Young worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager. Mr. Young also serves as Vice President of FMR and FMR Co., Inc (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Strategic Income Fund: Institutional Class voted to pay on February 5, 2007, to shareholders of record at the opening of business on February 2, 2007, a distribution of $0.02 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006 $18,811,913 or, if subsequently determined to be different, the net capital gain of such year.

A total of 11.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,548,019 of distributions paid during the period January 1, 2006 to December 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

SII-UANN-0207
1.787728.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Strategic Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Mid Cap II Fund	$49,000	$33,000
Fidelity Advisor Strategic Income Fund	$67,000	$47,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Mid Cap II Fund	$0	$0
Fidelity Advisor Strategic Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Mid Cap II Fund	$4,000	$3,900
Fidelity Advisor Strategic Income Fund	$3,700	$4,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Mid Cap II Fund	$0	$0
Fidelity Advisor Strategic Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $725,000A and $400,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$190,000	$150,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 26, 2007